                                                             File Nos. 333-54220
                                                                        811-7769

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 3

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 31

                             SEPARATE ACCOUNT KG OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)
                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                          Charles F. Cronin, Secretary
                First Allmerica Financial Life Insurance Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:


      / / immediately upon filing pursuant to paragraph (b) of Rule 485
      /X/ on April 30, 2004 pursuant to paragraph (b) of Rule 485
      / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
      / / on (date) pursuant to paragraph (a)(1) of Rule 485
      / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2003 was filed on or before March 30, 2004.

             CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.    CAPTION IN PROSPECTUS
-----------------    ---------------------
1.                   Cover Page

2.                   Special Terms

3.                   Summary of Fees and Expenses; Summary of Contract Features

4.                   Performance Information

5.                   Description of the Company, the Variable Account and the Underlying Investment
                     Companies

6.                   Charges and Deductions

7.                   Description of the Contract-The Accumulation Phase

8.                   Electing the Annuity Date; Description of Annuity Payout Options; Annuity Benefit
                     Payments

9.                   Death Benefit

10.                  Payments; Computation of Values; Distribution

11.                  Surrender and Withdrawals; Surrender Charge; Withdrawal Without Surrender Charge;
                     Texas Optional Retirement Program

12.                  Federal Tax Considerations

13.                  Legal Matters

14.                  Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.    CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------    ----------------------------------------------
15.                  Cover Page

16.                  Table of Contents

17.                  General Information and History

18.                  Services

19.                  Underwriters

20.                  Underwriters

FORM N-4 ITEM NO.    CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------    ----------------------------------------------
21.                  Performance Information

22.                  Annuity Benefit Payments

23.                  Financial Statements

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about the Scudder Gateway Plus variable annuity contract issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) and by First Allmerica Financial Life Insurance Company (in New York). The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.


PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information dated April 30, 2004 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-782-8380. The Table of Contents of the Statement of Additional Information is listed on page 4 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http:// www.sec.gov).

Separate Account KG is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios:

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
INVESCO VIF-Utilities Fund



THE ALGER AMERICAN FUND (Class O)
Alger American Balanced Portfolio
Alger American Leveraged AllCap Portfolio


CREDIT SUISSE TRUST
Credit Suisse Trust Emerging Markets Portfolio
Credit Suisse Trust Global Post-Venture Capital Portfolio

DREYFUS INVESTMENT PORTFOLIOS
Dreyfus IP MidCap Stock Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Dreyfus Socially Responsible Growth Fund, Inc.

SCUDDER VARIABLE SERIES I (CLASS A)
Scudder 21st Century Growth Portfolio
Scudder Capital Growth Portfolio
Scudder Global Discovery Portfolio
Scudder Growth and Income Portfolio
Scudder Health Sciences Portfolio
Scudder International Portfolio

SCUDDER VARIABLE SERIES II (CLASS A)
Scudder Aggressive Growth Portfolio
Scudder Blue Chip Portfolio
Scudder Fixed Income Portfolio
Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio
Scudder High Income Portfolio
Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Money Market Portfolio
Scudder Small Cap Growth Portfolio
Scudder Strategic Income Portfolio
Scudder Technology Growth Portfolio
Scudder Total Return Portfolio
SVS Davis Venture Value Portfolio
SVS Dreman Financial Services Portfolio
SVS Dreman High Return Equity Portfolio
SVS Dreman Small Cap Value Portfolio
SVS Eagle Focused Large Cap Growth Portfolio
SVS Focus Value+Growth Portfolio
SVS Index 500 Portfolio
SVS INVESCO Dynamic Growth Portfolio
SVS Janus Growth And Income Portfolio
SVS Janus Growth Opportunities Portfolio
SVS MFS Strategic Value Portfolio
SVS Oak Strategic Equity Portfolio
SVS Turner Mid Cap Growth Portfolio

THIS CONTRACT INCLUDES A PAYMENT CREDIT (OR BONUS) ENHANCEMENT FEATURE. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT A PAYMENT CREDIT. OVER TIME, THE AMOUNT OF THE PAYMENT CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PAYMENT CREDIT. YOU SHOULD CONSIDER THIS POSSIBILITY BEFORE PURCHASING THE CONTRACT.


THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                DATED APRIL 30, 2004

In most jurisdictions, values may be allocated to the Fixed Account, which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. The Guarantee Period Accounts, additional investment options available in most jurisdictions, offers fixed rates of interest for specified periods. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)

                                TABLE OF CONTENTS


SPECIAL TERMS                                                                                               5
SUMMARY OF FEES AND EXPENSES                                                                                7
SUMMARY OF CONTRACT FEATURES                                                                                12
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND THE UNDERLYING PORTFOLIOS                           16
INVESTMENT OBJECTIVES AND POLICIES                                                                          17
PERFORMANCE INFORMATION                                                                                     22
DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE                                                       23
    PAYMENTS                                                                                                23
    PAYMENT CREDITS                                                                                         24
    COMPUTATION OF VALUES                                                                                   24
    RIGHT TO CANCEL                                                                                         25
    TELEPHONE TRANSACTIONS PRIVILEGE                                                                        25
    TRANSFER PRIVILEGE                                                                                      26
    AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTION                                            26
    SURRENDERS AND WITHDRAWALS                                                                              27
    DEATH BENEFIT                                                                                           29
    THE SPOUSE OF THE OWNER AS BENEFICIARY                                                                  30
    OPTIONAL ENHANCED EARNINGS RIDER                                                                        30
    ASSIGNMENT                                                                                              31
ANNUITIZATION -- THE PAYOUT PHASE                                                                           32
    ELECTING THE ANNUITY DATE                                                                               32
    CHOOSING THE ANNUITY PAYOUT OPTION                                                                      32
    DESCRIPTION OF ANNUITY PAYOUT OPTIONS                                                                   33
    VARIABLE ANNUITY BENEFIT PAYMENTS                                                                       34
    TRANSFERS OF ANNUITY UNITS                                                                              35
    WITHDRAWALS AFTER THE ANNUITY DATE                                                                      35
    REVERSAL OF ANNUITIZATION                                                                               38
    NORRIS DECISION                                                                                         39
CHARGES AND DEDUCTIONS                                                                                      40
    VARIABLE ACCOUNT DEDUCTIONS                                                                             40
    CONTRACT FEE                                                                                            41
    OPTIONAL RIDER CHARGES                                                                                  41
    PREMIUM TAXES                                                                                           42
    SURRENDER CHARGE                                                                                        42
    WAIVER OF SURRENDER CHARGE( AND ADDITIONAL AMOUNTS CREDITED                                             46
    TRANSFER CHARGE                                                                                         47
    WITHDRAWAL ADJUSTMENT CHARGE                                                                            47
GUARANTEE PERIOD ACCOUNTS                                                                                   48
FEDERAL TAX CONSIDERATIONS                                                                                  50
    GENERAL                                                                                                 50
    QUALIFIED AND NON-QUALIFIED CONTRACTS                                                                   51
    TAXATION OF THE CONTRACT                                                                                51
    TAX WITHHOLDING                                                                                         55
    PROVISIONS APPLICABLE ONLY  TO TAX QUALIFIED PLANS                                                      55
STATEMENTS AND REPORTS                                                                                      56
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                                           56
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                                                   57
VOTING RIGHTS                                                                                               57
DISTRIBUTION                                                                                                58
LEGAL MATTERS                                                                                               58

FURTHER INFORMATION                                                                                         58
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                                                      A-1
APPENDIX B -- OPTIONAL ENHANCED DEATH BENEFIT RIDERS                                                        B-1
APPENDIX C -- OPTIONAL ENHANCED EARNINGS RIDER                                                              C-1
APPENDIX D -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT                                             D-1
APPENDIX E -- CONDENSED FINANCIAL INFORMATION                                                               E-1
APPENDIX F -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS - AFLIAC CONTRACTS ONLY         F-1
APPENDIX G - EXAMPLES OF PRESENT VALUE WITHDRAWALS - FAFLIC CONTRACTS ONLY                                  G-1


                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                                             3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                                              4
SERVICES                                                                                                    4
UNDERWRITERS                                                                                                5
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                                                  5
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                                                 6
DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER (AFLIAC CONTRACTS ONLY)              7
PERFORMANCE INFORMATION                                                                                     9
TAX-DEFERRED ACCUMULATION                                                                                   18
FINANCIAL STATEMENTS                                                                                        F-1

                                  SPECIAL TERMS

ACCUMULATED VALUE: the total dollar amount of all values in the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts credited to the Contract on any day before the Annuity Date. The Accumulated Value includes all Payment Credits applied to the Contract.

ACCUMULATION UNIT: a measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY BENEFIT PAYMENT CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that changes due to investment performance will be reflected in the dollar value of an annuity benefit payment under a variable annuity payout option.

ANNUITY DATE: the date specified in the Contract or a date elected later by the Owner to begin annuity benefit payments. For Contracts issued by Allmerica Financial Life Insurance and Annuity Company, this date must be at least two years after the issue date and may not be later than the Owner's (or youngest Joint Owner's) 99th birthday. For Contracts issued by First Allmerica Financial Life Insurance Company, this date must be at least one year after the issue date and may not be later than the oldest Owner's 90th birthday.

ANNUITY UNIT: a measure used to calculate annuity benefit payments under a variable payout option.

ANNUITY VALUE: the value of the amount applied under an annuity payout option.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Contracts issued in all jurisdictions except New York and to First Allmerica Financial Life Insurance Company ("First Allmerica") for Contracts issued in New York.

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's Issue Date or on any anniversary of the Issue Date.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option with annuity benefit payments that are fixed in amount and guaranteed throughout the annuity benefit payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GROSS PAYMENT BASE: the total of all payments invested in the Contract, less any withdrawals which exceed the Withdrawal Without Surrender Charge amount.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account that corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and Contract anniversaries.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to Owner shall include Joint Owners.

PAYMENT CREDIT: an amount added to the Contract by the Company when a payment is made to the Contract. The amount will be a specified percentage of the payment.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.


UNDERLYING PORTFOLIOS (PORTFOLIOS): an investment portfolio of AIM Variable Insurance Funds ("AIM" and "INVESCO VIF"-formerly, INVESCO Variable Investment Funds, Inc.), The Alger American Fund ("Alger"), Credit Suisse Trust, Dreyfus Investment Portfolios ("Dreyfus IP"), The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund, Inc."), Scudder Variable Series I ("SVS I"), or Scudder Variable Series II ("SVS II"), in which a Sub-Account invests.


VALUATION DATE: a day on which the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account KG, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and the assets are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Portfolios.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Scudder Gateway Plus Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.

                                     TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                                     MAXIMUM
                                                                     CHARGE
SURRENDER CHARGE(1):
  (as a percentage of payments withdrawn)                              8.5%

TRANSFER CHARGE:                                                      None(2)

  (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or reversal of annuitization. The charge is a percentage ranging from 8.5% to 1.5% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

                                 COMPLETE YEARS FROM DATE OF
                                           PAYMENT                 CHARGE
                                           -------                 ------
                                         Less than 4                8.5%
                                         Less than 5                7.5%
                                         Less than 6                6.5%
                                         Less than 7                5.5%
                                         Less than 8                3.5%
                                         Less than 9                1.5%
                                         Thereafter                   0

  (2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                    TABLE II
       PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING PORTFOLIO EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING PORTFOLIO.


                                                                                NEW YORK      OTHER
                                                                                CONTRACTS   CONTRACTS
ANNUAL CONTRACT FEE:                                                             $  30       $  35

ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
(on an annual basis as a percentage of average daily net assets)
  Mortality and Expense Risk Charge:                                              1.40%       1.25%
  Administrative Expense Charge                                                   0.15%       0.15%
  Total Annual Expenses:                                                          1.55%       1.40%


OPTIONAL RIDER CHARGES (THE FOLLOWING OPTIONAL RIDERS ARE NOT AVAILABLE IN NEW
YORK):

The charge for these riders on an annual basis as a percentage of Accumulated Value is:

ENHANCED EARNINGS RIDER (EER) RIDER                                                     0.30%

ENHANCED DEATH BENEFIT (EDB) RIDERS

  Annual Step-Up Enhanced Death Benefit (EDB) Rider (Form 3265-99):                     0.15%
  Annual Step-Up EDB Rider (Form 3309-02) (2)                                           0.25%
  7% Roll-Up EDB Rider (Form 3266-99 or Form 3303-01)                                   0.30%
  Annual Step-Up with 7% Roll-Up EDB Rider (Form 3264-99 or Form 3304-01                0.35%
  Annual Step-Up with 5% Roll-Up EDB Rider (ONLY AVAILABLE IN TEXAS-                    0.35%
   either form 3311-02(2) or Form 3305-01.1
  10% Breakthrough with 5% Roll-Up EDB Rider (Form 3317-02) (2)                         0.40%
  Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02) (2)                           0.50%

MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDERS(3)

  M-GAP Rider with a 15-year waiting period                                             0.20%
  M-GAP Rider with a 10- year waiting period                                            0.35%

 WITHDRAWAL ADJUSTMENT CHARGE(4) - The AIR or interest rate used to determine annuity benefit payments when a withdrawal is taken after annuitization but within 5 years of the Issue Date is increased by one of the following adjustments:

                                                                                      NEW YORK     OTHER
                                                                                      CONTRACTS    CONTRACTS
 ADJUSTMENT TO AIR OR INTEREST RATE:

  If 15 or more years of annuity payments are being valued, the increase is:            1.00%        1.00%
  If 10-14 years of annuity payments are being valued, the increase is:                 1.00%        1.50%
  If less than 10 years of annuity payments is being valued, the increase is:           1.00%        2.50%

 (1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $75,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The fee may be lower in some jurisdictions; see the Specification Page of your contract.

 (2) Total rider charges will be reduced by 0.5% if both the Enhanced Earnings Rider and this Enhanced Death Benefit Rider are in effect simultaneously.

 (3) M-GAP riders were not offered after 1/31/02. For more information about the M-GAP Rider, see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the Statement of Additional Information.

 (4) During the Annuity Payout Phase and subject to certain limitations, you may request withdrawals that will result in a calculation by the Company of the Present Value of future annuity payments. For withdrawals taken within 5 years of the Issue Date, the Assumed Investment Return ("AIR") you have chosen (in the case of a variable annuity payout option) or the interest rate (in the case of a fixed annuity payout option) used to determine the Present Value is increased by the applicable Withdrawal Adjustment Charge shown above in the table. The increase to the AIR or the interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), than if the increase had not been made. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "VARIABLE ANNUITY BENEFIT PAYMENTS" and "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE for additional information.

                                    TABLE III
          TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIO COMPANIES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING PORTFOLIOS' FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING PORTFOLIOS.


     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                MINIMUM                        MAXIMUM
     -----------------------------------------                -------                        -------
     Expenses that are deducted from Underlying     Annual charge of 0.49%(1) of  Annual charge of 1.93%(1)of
     Portfolio assets, including management fees,     average daily net assets     average daily net assets
     distribution and/or service (12b-1) fees and
     other expenses.



(1) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 1.15% for the SVS MFS Strategic Value Portfolio and 0.55% for the SVS Index 500 Portfolio.

Total annual expenses are not fixed or specified under the terms of the Contract and will vary from year to year. The information below is based on expenses as a percentage of average net assets for the year ended December 31, 2003, as adjusted for any material changes. The Underlying Portfolio information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.


EXAMPLES
THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING PORTFOLIO FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONTRACTS ISSUED IN ALL STATES EXCEPT NEW YORK (AFLIAC CONTRACTS)

MAXIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider at 0.30% and the Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02) at 0.50% (for a combined charge of 0.75% with the 0.05% discount). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the end of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the maximum total
     operating expenses                     $  1,209   $  2,123   $  2,958   $  4,606


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the maximum total
     operating expenses                     $    446   $  1,347   $  2,261   $  4,606

MINIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the minimum total
     operating expenses                     $  1,002   $  1,514   $  1,913   $  2,507


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the minimum total
     operating expenses                     $    219   $    678   $  1,163   $  2,507


CONTRACTS ISSUED IN NEW YORK  (FAFLIC CONTRACTS)

MAXIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the maximum total
     operating expenses                     $  1,076   $  1,801   $  2,456   $  3,658


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the maximum total
     operating expenses                     $    340   $  1,036   $  1,755   $  3,658


MINIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the end of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the minimum total
     operating expenses                     $    945   $  1,409   $  1,792   $  2,254


(2) If you do not surrender your Contract or you annuitize at the end of the applicable time period:


                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     --------------------------------------------------------------------------------
     Portfolio with the minimum total
     operating expenses                     $    196   $    606   $  1,042   $  2,254

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE SCUDDER GATEWAY PLUS VARIABLE ANNUITY?

The Scudder Gateway Plus variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract in most jurisdictions include:

     -    a customized investment portfolio;

     - 2 Alger Portfolios, 2 Credit Suisse Trust Portfolios; 1 Dreyfus Investment Portfolio, 1 Dreyfus Socially Responsible Growth Fund, Inc. Portfolio, 1 INVESCO VIF Portfolio, and 33 Scudder Portfolios;

     -    a Fixed Account;

     -    Guarantee Period Accounts;

     - a Payment Credit equal to 4% of your payment, added to the Contract's Accumulated Value as soon as your payment is applied;

     -    Experienced professional investment advisers;

     -    tax deferral on earnings;

     -    guarantees that can protect your family;

     -    withdrawals during the accumulation and annuitization phases; and

     -    income that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase (described below). During the accumulation phase, you may allocate any payment to the combination of portfolios of securities ("Underlying Portfolios") under your Contract and, in most jursidictions, to the Guarantee Period Accounts and to the Fixed Account (collectively the "investment options"). You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Portfolios and any accumulations in the Guarantee Period Accounts and the Fixed Account. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of your death. See discussion below:
WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner die before the Annuity Date and you did not elect an Enhanced Death Benefit Rider at issue, a standard death benefit will be paid to the beneficiary. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. (No death benefit is payable at the death of any Annuitant except when the Owner is not a natural person.) For a discussion of the available Enhanced Death Benefit Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS. In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on one of the numerous annuity payout options available under the Contract. You choose:

     -    the annuity payout option;

     - the date annuity benefit payments begin but no earlier than two years after the Issue Date in all jurisdictions except New York where payments may begin one year after purchasing the Contract; and

     - whether you want variable annuity benefit payments based on the investment performance of the Underlying Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments.

     -    whether you want certain protections provided under optional riders.

Under certain annuity payout options, you may also take withdrawals during the annuity payout phase. The type of withdrawal and the number of withdrawals that may be available each calendar year will differ depending upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option). For more information, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE. In addition, if you choose a variable payout option, you may transfer among the available Sub-Accounts.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (under Contracts issued in all jurisdictions except New York) and First Allmerica Financial Life Insurance Company (under New York Contracts.) Each Contract has an Owner (or an Owner and a Joint Owner), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you may:

     -    make payments

     -    choose investment allocations

     -    choose annuity payout options

     - receive annuity benefit payments (or designate someone else to receive annuity benefit payments)

     -    select the Annuitant and beneficiary.

The Annuitant is the person whose life is used to determine the duration of annuity benefit payments involving a life contingency. There must be at least one Annuitant at all times. If an Annuitant dies and a replacement is not named, the Owner will become the new Annuitant. The beneficiary is the person(s) or entity entitled to the death benefit at the death of a sole Owner prior to the Annuity Date. In the case of the death of a Joint Owner, the surviving Joint Owner will receive the death benefit. Under certain circumstances, the beneficiary may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

During the Accumulation Phase, you may make additional payments. Total payments under the Contract can exceed $5,000,000 only with the Company's prior approval. The number and frequency of your payments are flexible, subject only to a $5,000 minimum for your initial payment and a $100 minimum for any additional payments. A lower initial payment may be permitted where monthly payments are being forwarded directly from a financial institution. A minimum of $1,000 is always required to establish a Guarantee Period Account.

Each time you make a payment, you will immediately receive a Payment Credit equal to 4% of your payment. This Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT --THE ACCUMULATION PHASE.

WHAT ARE MY INVESTMENT CHOICES?

You may choose among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. Each Underlying Portfolio operates pursuant to different investment objectives, and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account (except in California where assets are held in the Company's General Account). Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period.

If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity payout option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the value. However, this adjustment will never be applied against your principal. In addition, earnings in the GPA AFTER application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS ARE NOT AVAILABLE IN ALL STATES AND ARE NOT OFFERED AFTER ANNUITIZATION. SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. The initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. On and after the Annuity Date, if you have elected a variable option, you may transfer only among the Sub-Accounts. You will incur no current taxes on transfers while your money remains in the Contract. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT --THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION -- THE PAY-OUT PHASE.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

If you authorize automatic periodic transfers (under an Asset Allocation Model Reallocation program, Automatic Transfers program (Dollar Cost Averaging) or Automatic Account Rebalancing program), the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Each calendar year, you can withdraw without a surrender charge the Withdrawal Without Surrender Charge Amount. The Withdrawal Without Surrender Charge Amount in each calendar year will be the greater of:

(1)  100% of Cumulative Earnings (excluding Payment Credits); or

(2) 15% of the Gross Payment Base. When the first withdrawal is taken, the Gross Payment Base is equal to total payments made to the Contract. When subsequent withdrawals are taken, the Gross Payment Base reduces.

For a detailed discussion of how the Withdrawal Without Surrender Charge Amount is calculated, please see CHARGES AND DEDUCTIONS, "SURRENDER CHARGE."

Each calendar year, the Owner of a qualified Contract or a Contract issued under a Section 457 Deferred Compensation Plan may take without a surrender charge the Withdrawal Without Surrender Charge Amount described above or, if greater, an amount calculated by the Company based on his or her life expectancy

In addition, WHERE PERMITTED BY LAW, the Company will waive surrender charges if, after the Contract is issued:

     -    you become disabled before you attain age 65; or

     - you are diagnosed with a fatal illness or are confined in a medical care facility for the later of 90 consecutive days or one year after the Issue Date.

Additional amounts may be withdrawn at any time. However, the withdrawal of payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge. A Market Value Adjustment will apply to withdrawals from a Guarantee Period Account prior to the expiration of the Guarantee Period.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any fees or charges that may have been deducted, less the Payment Credit(s). However, if required in your state or if the Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your gross payment(s). In certain jurisdictions this refund may be the greater of (1) your gross payment(s) or (2) the Accumulated Value adjusted for any Market Value Adjustment, less any Payment Credit(s), plus any fees or charges previously deducted. See "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

Each time you make a payment, you will receive a Payment Credit equal to 4% of the payment. The Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

     -    You can make several changes after receiving your Contract:

     - You may assign your ownership to someone else, except under certain qualified plans.

     - You may change the beneficiary, unless you have designated an irrevocable beneficiary.

     -    You may change your allocation of payments.

     - You may make transfers among the Sub-Accounts without any tax consequences.

     - You may cancel your Contract within ten days of delivery (or longer if required by state law).

               DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS
                          AND THE UNDERLYING PORTFOLIOS

THE COMPANIES. First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. The principal office of the Companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


The Companies are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Companies are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate. As of December 31, 2003, Allmerica Financial and its subsidiaries had over $19.0 billion in combined assets and over $27.3 billion of life insurance in force, and First Allmerica had over $4.8 billion in assets and over $6.2 billion of life insurance in force.


THE VARIABLE ACCOUNT. Each Company maintains a separate account called Separate Account KG (the "Variable Account"). The Variable Account of each Company was authorized by vote of its Board of Directors on June 13, 1996. Each Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios, which are not available to the Contracts described in this Prospectus.

UNDERLYING PORTFOLIOS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Portfolio") of an open-end management investment company. The Underlying Portfolios available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Underlying Portfolios may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Portfolios are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Portfolios and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Portfolios is set forth below. Certain Underlying Portfolios have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Portfolios, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved. In some states, insurance regulations may restrict the availability of particular Portfolios.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS AND OTHER RELEVANT INFORMATION REGARDING THE PORTFOLIOS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") for the Underlying Portfolios are available upon request.

There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


AIM VARIABLE INSURANCE FUNDS (Series I Shares)
ADVISER: A I M ADVISORS, INC.

INVESCO VIF UTILITIES FUND - seeks capital growth. It also seeks current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting, among others. The sub-adviser is INVESCO Institutional (N.A.), Inc.



THE ALGER AMERICAN FUND (Class O)
ADVISER: FRED ALGER MANAGEMENT, INC.



ALGER AMERICAN BALANCED PORTFOLIO -- seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are determined by the Manager to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

CREDIT SUISSE TRUST

ADVISER: CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE TRUST EMERGING MARKETS PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging markets. The sub-adviser is Credit Suisse Asset Management Limited ("CASM U.K." and "CSAM Australia," respectively).

CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL PORTFOLIO -- seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. and foreign companies considered to be in their post-venture capital stage of development. The sub-adviser is Credit Suisse Asset Management Limited ("CASM U.K.," "CSAM Australia," and CSAM's affiliate in Japan, respectively).


DREYFUS INVESTMENT PORTFOLIOS
ADVISER: THE DREYFUS CORPORATION

DREYFUS IP MIDCAP STOCK PORTFOLIO -- seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index. To pursue this goal the portfolio invests at least 80% of its assets in stocks of mid-size companies. Mid-size companies are generally established companies that may not be well known, with market capitalizations between $1 million and $15 billion at the time of purchase.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
ADVISER: THE DREYFUS CORPORATION


DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. -- seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

SCUDDER VARIABLE SERIES I
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


SCUDDER 21ST CENTURY GROWTH PORTFOLIO -- seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. The portfolio typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index.

SCUDDER CAPITAL GROWTH PORTFOLIO -- seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index.

SCUDDER GLOBAL DISCOVERY PORTFOLIO -- seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies located throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

SCUDDER GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

SCUDDER HEALTH SCIENCES PORTFOLIO - Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector.

SCUDDER INTERNATIONAL PORTFOLIO -- seeks long term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies listed on foreign exchanges, which the portfolio management team believes have favorable characteristics.


SCUDDER VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


SCUDDER AGGRESSIVE GROWTH PORTFOLIO -- seeks capital appreciation through the use of aggressive investment techniques. The portfolio normally invests at least 65% of total assets in equities -- mainly common stock -- of U.S. companies.

SCUDDER BLUE CHIP PORTFOLIO -- seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are "blue chip" companies.

SCUDDER LARGE CAP VALUE PORTFOLIO -- seeks to achieve a high rate of total return. The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued. This portfolio was formerly known as Scudder Contrarian Value Portfolio.

SCUDDER FIXED INCOME PORTFOLIO -- seeks high current income. The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at

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least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

SCUDDER GLOBAL BLUE CHIP PORTFOLIO -- seeks long-term capital growth. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies.

SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO -- seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of U.S. government securities. This portfolio was formerly known as Scudder Government Securities Portfolio.

SCUDDER GROWTH PORTFOLIO -- seeks maximum appreciation of capital. The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size in the companies in the Russell 1000 Growth Index.

SCUDDER HIGH INCOME PORTFOLIO -- seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO - seeks capital appreciation. The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. The sub-adviser is Deutsche Asset Management Investment Services Ltd.

SCUDDER MONEY MARKET PORTFOLIO -- seeks maximum current income to the extent consistent with stability of principal. The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements. Everything the portfolio buys must meet the rules for money market portfolio investments. The portfolio seeks to maintain a stable $1.00 share price to preserve the value of the investment.

SCUDDER SMALL CAP GROWTH PORTFOLIO -- seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

SCUDDER STRATEGIC INCOME PORTFOLIO -- seeks high current return. The portfolio invests mainly in bonds issued by U.S. and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers. The sub-adviser is Deutsche Asset Management Investment Services Ltd.

SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector.

SCUDDER TOTAL RETURN PORTFOLIO -- seeks a high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, and mortgage- and asset-backed securities.

SVS DAVIS VENTURE VALUE PORTFOLIO -- seeks growth of capital. The portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The sub-adviser is Davis Selected Advisors, L.P.

SVS DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks to provide long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. The sub-adviser is Dreman Value Management L.L.C.

                                       19
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SVS DREMAN HIGH RETURN EQUITY PORTFOLIO -- seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued. The sub-adviser is Dreman Value Management L.L.C.

SVS DREMAN SMALL CAP VALUE PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index. The sub-adviser is Dreman Value Management L.L.C.

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO -- seeks growth through long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong U.S. growth companies that are similar in size to the companies in the Russell 1000 Growth Index. The sub-adviser is Eagle Asset Management, Inc.

SVS FOCUS VALUE+GROWTH PORTFOLIO -- seeks growth of capital through professional management of a portfolio of growth and value stocks. Under normal circumstances, the portfolio invests at least 65% of net assets in U.S. common stocks. The sub-adviser is Dreman Value Management L.L.C.

SVS INDEX 500 PORTFOLIO* -- seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index. The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. It does this by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index. The sub-adviser is Northern Trust Investments, Inc.

SVS INVESCO DYNAMIC GROWTH PORTFOLIO - seeks long-term capital growth. The portfolio is actively managed and invests primarily in equity securities of mid-sized companies. The portfolio defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The sub-adviser is INVESCO.

SVS JANUS GROWTH AND INCOME PORTFOLIO -- seeks long-term capital growth and current income. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential. The sub-adviser is Janus Capital Management LLC.

SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. The portfolio invests primarily in equity securities selected for their growth potential. The sub-adviser is Janus Capital Management LLC.

SVS MFS STRATEGIC VALUE PORTFOLIO -- seeks to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The sub-adviser is Massachusetts Financial Services Company.

SVS OAK STRATEGIC EQUITY PORTFOLIO - seeks long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). The sub-adviser is Oak Associates, Ltd.

SVS TURNER MID CAP GROWTH PORTFOLIO -- seeks capital appreciation. The portfolio pursues its objective by investing in common stocks and other equity securities of U.S. companies with medium market capitalizations that

                                       20
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the portfolio managers believe have strong earnings growth potential. capital appreciation. The sub-adviser is Turner Investment Partners, Inc.


* "Standard & Poor's(R)," "S&P(R)" "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Investment Management Americas Inc. The SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Additional information may be found in the fund's Statement of Additional Information.

Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                                       21
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                             PERFORMANCE INFORMATION

This Contract was first offered to the public in October 1999. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise total return and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence. Performance tables are included in the Statement of Additional Information.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Scudder Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Scudder Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period.

The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                       22
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              DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE


As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.


MARKET TIMING. This Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase this Contract.

In order to prevent "market timing" activities that may harm or disadvantage other Contract Owners, the Company may (a) reject or restrict any specific payment and transfer request and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Portfolios. In addition, some of the Underlying Portfolios have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Portfolio's investment adviser, the Underlying Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, the Company reserves the right to impose, without prior notice, restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners. If any of these actions are taken, the Company will notify the market timer of the action as soon as practicable.

PAYMENTS

The latest Issue Date is the day prior to the 86th birthday of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Company will issue a Contract when its underwriting requirements are met. These requirements include receipt of the initial payment and allocation instructions by the Company at its Principal Office and may include the proper completion of an application; however, where permitted by law, the Company may issue a Contract without completion of an application. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers. (Note: Throughout this Prospectus, the terms "payment(s)" and "gross payment(s)" refer solely to monies the Owner submits to the Company to be applied to the Contract. These terms do not include any Payment Credits allocated to the Contract by the Company. )

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to the death of an Owner, subject to certain minimums:

     - Currently the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -    Each subsequent payment must be at least $100.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Scudder Money Market Portfolio.

Payments are to be made payable to the Company. The Company may reduce a payment by any applicable premium tax before applying it to the Contract. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. The allocation instructions for the initial net payment will serve as the allocation instructions for all future payments unless changed.

                                       23
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You also have the option of specifying how a specific payment should be allocated. This will not change the allocation instructions for any subsequent payment.

For a discussion of future payments to an Automatic Transfer Program (Dollar Cost Averaging), please see "Automatic Transfers (Dollar Cost Averaging)" below.

PAYMENT CREDITS

A Payment Credit will be added to the Contract's Accumulated Value each time a payment is made. The Payment Credit is funded from the Company's General Account and is currently equal to 4% of each payment received. The Company guarantees that the Payment Credit will never be less than 4%. Payment Credits are not considered to be "investment in the contract" for income tax purposes. See FEDERAL TAX CONSIDERATIONS.

Each Payment Credit is immediately allocated among the investment options in the same proportion as the applicable payment. However, if you cancel the Contract under its "Right to Examine" provision, the amount refunded to you will be reduced by the amount of the Payment Credit(s). If the applicable "Right to Examine" provision in your state provides that you will receive the adjusted Accumulated Value of the Contract, this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL," below.

The Company uses a portion of the mortality and expense risk charge and surrender charge to help recover the expenses associated with the Payment Credit under this Contract. See CHARGES AND DEDUCTIONS. Under certain circumstances (such as a period of poor market performance) a contract without a Payment Credit (or a bonus) may provide greater values than this Contract, which contains the Payment Credit. In addition, due to the generally larger surrender charge for a contract with a Payment Credit, an annuity contract without a Payment Credit may provide greater values upon surrender than a Contract that contains the Payment Credit. You should consider these possibilities before purchasing the Contract.

COMPUTATION OF VALUES

The Owner may allocate payments among the Sub-Accounts, Guarantee Period Accounts, and the Fixed Account. Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by:

(1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

(2)  adding together the values of each Sub-Account, and

(3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

THE ACCUMULATION UNIT. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the payment and Payment Credit allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date. The number of Accumulation Units resulting from each payment and Payment Credit will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Portfolios. The value of an Accumulation Unit was arbitrarily set at $1.00 on the first Valuation Date for each Sub-Account.

NET INVESTMENT FACTOR. The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

                                       24
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(3)  is a charge for mortality and expense risks equal to 1.25% on Contracts issued by Allmerica Financial and 1.40% on Contracts issued by First Allmerica on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

RIGHT TO CANCEL

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by law) and receive a refund. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

In most states, the Company will pay the Owner the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). However, if the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the Company will provide a refund equal to your gross payment(s). In some states, the refund may equal the greater of (a) your gross payment(s) or (b) the Accumulated Value adjusted for any Market Value Adjustment, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Accumulated Value plus all fees and charges and less any payment Credits, and the Contract will be void from the beginning.

Each time you make a payment, you receive a Payment Credit equal to 4% of the payment. If you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGE

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Prior to the Annuity Date and subject to the market timing limitations described above under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE, the Owner may transfer amounts among investment options at any time upon written or telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Scudder Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. The first automatic transfer or rebalancing under an Asset Allocation Model Reallocation program, Automatic Transfers (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the twelve transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

The Company also reserves the right to restrict transfer privileges when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of Contract Owners. The Company may, among other things, not accept:

     - the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Owner at the same time.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for as well as to restrict such transactions altogether when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of Contract owners. The Company does not charge the Owner for providing additional support services.


AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING). You may elect automatic transfers of a predetermined dollar amount on a periodic basis from the Fixed Account or the Sub-Accounts investing in the Scudder Money Market Portfolio and the Scudder Government Securities Portfolio ("source accounts"). You may elect these automatic transfers to one or more Sub-Accounts, subject to the following:


     -    the predetermined dollar amount may not be less than $100;

     - the periodic basis may be monthly, quarterly, semi-annually or annually;

     - automatic transfers may not be made into the selected source account, the Fixed Account, or the Guarantee Period Accounts; and

     - if an automatic transfer would reduce the balance in the source account(s) to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

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Automatic transfers from a particular source account will continue until the earlier of:

     -    the amount in the source account on a transfer date is zero; or

     - the Owner's request to terminate the option is received by the Company.

If additional amounts are allocated to a source account before its balance has fallen to zero, those additional amounts will also be automatically transferred. The original automatic transfer allocations will apply to all amounts in that source accounts unless you provide new allocation instructions. New allocation instructions will apply to the entire balance in the source account. If additional amounts are allocated to a source account after its balance has fallen to zero, automatic transfers will not begin again unless you specifically notify the Company to do so.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account, when it is being used as the source account from which to process automatic transfers. For more information see "ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM" in the SAI.


AUTOMATIC ACCOUNT REBALANCING. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with his/her specified percentage allocations. As frequently as elected by the Owner, the Company will review the percentage allocations in the Underlying Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.


Automatic Account Rebalancing will continue until (1) the Owner's request to terminate or change the option is received by the Company or (2) the end date designated by the Owner when the option was elected. If a subsequent payment is allocated in a manner different from the percentage allocation mix in effect on the date the payment is received, on the next scheduled rebalancing date the payment will be reallocated in accordance with the existing mix.


LIMITATIONS. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date. The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice.


SURRENDERS AND WITHDRAWALS

Before the Annuity Date, an Owner may surrender the Contract for its Surrender Value or withdraw a portion of its Accumulated Value. In the case of surrender, the Owner must send the Contract and a signed written request for surrender on a Company approved form to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and Contract are received at the Principal Office.

In the case of a withdrawal, the Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount and the investment options from which such amount is to be withdrawn. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn. The amount withdrawn will equal the amount requested by the Owner plus any applicable surrender charge. Each withdrawal must be a minimum of $100 and, except under New York Contracts where no minimum balance is required, the remaining Accumulated Value of the Contract may not be reduced to less than $1,000. If the Owner requests a withdrawal that would reduce the Accumulated Value to less than the specified minimum, the Company will request instructions as to whether to withdraw the maximum withdrawal amount available. Any withdrawal made pursuant to these instructions will be made as of the Valuation Date that the response is received.

A surrender charge, a Contract fee and, if applicable, a rider charge, may apply when a withdrawal is made or a Contract is surrendered. See CHARGES AND DEDUCTIONS. However, each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value without any applicable surrender charge; see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS). Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Any distribution is normally payable within seven days following the Company's receipt of the surrender or withdrawal request. The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays,

     -    the SEC has by order permitted such suspension, or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The surrender and withdrawal rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS "Tax-Sheltered Annuities" and "Texas Optional Retirement Program" under FEDERAL TAX CONSIDERATIONS.

For important tax consequences, which may result from surrender or withdrawals, see FEDERAL TAX CONSIDERATIONS.

For information about Withdrawals after the Annuity Date, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually). Systematic withdrawals from Guarantee Period Accounts are not available. The Owner may request:

     - the withdrawal of a SPECIFIC DOLLAR AMOUNT and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account; or

     - the withdrawal of a SPECIFIC PERCENTAGE of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account.

The first withdrawal will take place on the latest of 16 days after the Issue Date, the date the written request is received at the Principal Office, or on a date specified by the Owner.

Systematic withdrawals will first be taken from amounts available as a "Withdrawal Without Surrender Charge" (see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS); then from any applicable payments not subject to a surrender charge, if any; then from payments subject to a surrender charge; and last, from Payment Credits. Any applicable surrender charge will be deducted from the Contract's remaining Accumulated Value.

The minimum amount of each automatic withdrawal is $100 and, except under New York Contracts, the Accumulated Value immediately following the withdrawal may not be reduced to less than $1,000. If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. (For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only.) Each calendar year, prior to the Annuity Date, an Owner may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one). The denominator of the fraction will be either:

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

     - the remaining life expectancy of the Owner (or Owner and beneficiary), as determined annually by the Company; or

     -    the prior year's life expectancy, minus one.

The resulting fraction, expressed as a percentage, is then applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may choose to have the applicable life expectancy redetermined each year or use the prior year's life expectancy, minus one. Under the Company's LED option, the amount withdrawn from the Contract changes each year.

The Owner may elect periodic LED distributions on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. The Owner may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an annuity payout option must be selected.

The LED option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). The withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "TAXATION OF THE CONTRACT IN GENERAL" under FEDERAL TAX CONSIDERATIONS. IN ADDITION, IF THE AMOUNT NECESSARY TO MEET THE "SUBSTANTIALLY EQUAL PERIODIC PAYMENT" DEFINITION IS GREATER THAN THE COMPANY'S LED AMOUNT, A SURRENDER CHARGE MAY APPLY TO THE AMOUNT IN EXCESS OF THE LED AMOUNT.

SYSTEMATIC LEVEL FREE OF SURRENDER CHARGE WITHDRAWAL PROGRAM. In order to receive withdrawals without application of any surrender charge, the Owner may preauthorize level periodic withdrawals under the Systematic Level Free of Surrender Charge Withdrawal Program. Withdrawals under this program may be made on a monthly, bi-monthly, quarterly, semi-annual or annual basis. In order to ensure that no surrender charge is ever applied to withdrawals made under this program, the periodic withdrawals in any calendar year are limited to 15% of the total of all payments invested in the Contract as reduced by certain prior withdrawal(s) of payments. For more information on how this amount is calculated, see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS.

The program will automatically terminate if a withdrawal that is not part of the program is made. Otherwise, withdrawals will continue until all available Accumulated Value has been exhausted or until the Owner terminates the program by written request.

DEATH BENEFIT

A death benefit is payable if the Owner or the first of either Joint Owner dies prior to the Annuity Date. If the Owner is a natural person, no death benefit is payable at the death of any Annuitant. If the Owner is not a natural person, a death benefit will be paid upon the death of any Annuitant. A spousal beneficiary may elect to continue the Contract rather than receive the death benefit as provided in "THE SPOUSE OF THE OWNER AS BENEFICIARY."

STANDARD DEATH BENEFIT. Unless an enhanced death benefit is elected at issue, the standard death benefit will be paid.

The standard death benefit under Contracts issued by Allmerica Financial Life Insurance and Annuity Company is equal to the greater of :

(a) the Contract's Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment; and

(b) gross payments prior to the date of death, proportionately reduced to reflect withdrawals.

The standard death benefit under Contracts issued by First Allmerica Financial Life Insurance Company is equal to the GREATEST of:

(a) the Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork;

(b)  gross payments, proportionately reduced to reflect withdrawals; and

(c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for subsequent payments and proportionately reduced for subsequent withdrawals.

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

For each withdrawal under (b) or (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value immediately prior to the withdrawal by the following fraction:

                            Amount of the withdrawal
             -------------------------------------------------------
              Accumulated Value immediately prior to the withdrawal

OPTIONAL ENHANCED DEATH BENEFIT RIDERS (NOT AVAILABLE UNDER NEW YORK CONTRACTS). When applying for the Contract, an Owner may elect one of the available optional Enhanced Death Benefit (EDB) Riders as long as the oldest Owner has not yet attained age 80 (a later age may apply to certain Riders as specified in APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS). A separate charge for an EDB Rider is made against the Contract's Accumulated Value on the last day of each Contract month for the coverage provided during that month. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts and dollar amounts in the Fixed and Guarantee Period Accounts. For more information about the benefits available under each of the EDB Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS. For specific charges and more detail, see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum upon receipt of both the death certificate and all necessary claim paperwork at the Principal Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning within one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Scudder Money Market Sub-Account. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Scudder Money Market Sub-Account. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

THE SPOUSE OF THE OWNER AS BENEFICIARY

If the sole beneficiary is the deceased Owner's spouse, he or she may, by written request, continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following:

(1) any value in the Guarantee Period Accounts will be transferred to the Scudder Money Market Sub-Account; and

(2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Scudder Money Market Sub-Account.

The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments, but a surrender charge will apply to these additional amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of the new Owner, if named as beneficiary, will not be entitled to continue the Contract when the new Owner dies.

OPTIONAL ENHANCED EARNINGS RIDER

An optional Enhanced Earnings Rider (EER) may have been elected at issue for a separate monthly charge (See "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.) This Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner, or an Annuitant if the Owner is a nonnatural person, dies prior to the Annuity Date. For a discussion of the benefits and conditions of the Rider, see APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

ASSIGNMENT

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

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing on a Company approved form and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

                                       31
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                        ANNUITIZATION -- THE PAYOUT PHASE

Subject to certain restrictions discussed below, at annuitization the Owner has the right:

     - to select the annuity payout option under which annuity benefit payments are to be made;

     - to determine whether those payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. If a variable annuity payout option is selected, the Owner must choose an Annuity Benefit Payment Change Frequency (Change Frequency) and the date the first Change Frequency will occur;

     - to select one of the available Assumed Investment Returns (AIR) for a variable option (see VARIABLE ANNUITY BENEFIT PAYMENTS below for details); and

     - to elect to have the Death Benefit applied under any annuity payout option not extending beyond the beneficiary's life expectancy. The beneficiary may not change such an election.

ELECTING THE ANNUITY DATE

Generally, annuity benefit payments under the Contract will begin on the Annuity Date. The Annuity Date:

     - may not be earlier than the second Contract Anniversary (except under New York Contracts where you may annuitize on or after the first Contract Anniversary); and

     - must occur before the Owner's 99th birthday (before age 90 under New York Contracts).

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on the Owner's 76th birthday) or (b) the Issue Date plus 10 years (for Contracts issued after the Owner's 76th birthday). In no event, however, will the default Annuity Date be later than the latest possible Annuity Date under the Contract.

If there are Joint Owners, the age of the OLDER Owner will determine the latest possible Annuity Date and the default Annuity Date under New York Contracts. In all other jurisdictions, the age of the YOUNGER Owner will determine the latest possible Annuity Date and the default Annuity Date. The Owner may elect to change the Annuity Date by sending a written request to the Principal Office at least one month before the earlier of the new Annuity Date or the currently scheduled date.

TAX CONSIDERATIONS RELATING TO THE ANNUITY DATE. If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and/or the terms of qualified plans may impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option that may be elected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.

CHOOSING THE ANNUITY PAYOUT OPTION

Regardless of how payments were allocated during the accumulation phase, the Owner may choose a variable annuity payout option, a fixed annuity payout option or a combination fixed and variable annuity payout option. Currently, all of the variable annuity payout options described below are available and may be funded through all of the variable Sub-Accounts. In addition, each of the variable annuity payout options is also available on a fixed basis. The Company may offer other annuity payout options.

The Owner may change the annuity payout option up to one month before the Annuity Date. If the Owner fails to choose an annuity payout option, monthly benefit payments will be made under a variable Life with Cash Back annuity payout option. (Under New York Contracts monthly benefit payments will be made under a variable Life with 10 Year Period Certain annuity payout option.) The annuity payout option selected must result in an initial payment of at least $50 (a lower amount may be required in certain jurisdictions.) The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment may be made.

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VARIABLE ANNUITY PAYOUT OPTIONS. If the Owner selects a variable annuity payout option, he/she will receive monthly payments equal to the value of the fixed number of Annuity Units in the chosen Sub-Account(s). The first variable annuity benefit payment will be based on the current annuity option rates made available by the Company at the time the variable annuity payout option is selected. Annuity option rates determine the dollar amount of the first payment for each $1,000 of applied value. The annuity option rates are based on the Annuity 2000 Mortality Table and a 3% AIR.

Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of each monthly annuity benefit payment will usually vary. However, under this Contract, if the Owner elects a variable payout option, he or she must also select a monthly, quarterly, semi-annual or annual Change Frequency. The Change Frequency is the frequency that changes resulting from the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity benefit payment. As such, the Change Frequency chosen will determine how frequently monthly variable annuity payments will vary. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

At the time the Change Frequency is elected, the Owner must also select the date the first change is to occur. This date may not be later than the length of the Change Frequency elected. For example, if a semi-annual Change Frequency is elected, the date of the first change may not be later than six months after the Annuity Date. If a quarterly Change Frequency is elected, the date of the first change may not be later than three months after the Annuity Date.

DESCRIPTION OF ANNUITY PAYOUT OPTIONS

The Company currently provides the following annuity payout options:

LIFE ANNUITY PAYOUT OPTION

     - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity benefit payment due prior to the Annuitant's death.

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments will continue for the remaining lifetime of the survivor at a previously elected level of 100%, two-thirds or one-half of the total number of Annuity Units.

LIFE WITH PERIOD CERTAIN ANNUITY PAYOUT OPTION

     - SINGLE LIFE -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments guaranteed for a specified number of years and continuing during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

LIFE WITH CASH BACK ANNUITY PAYOUT OPTION

     - SINGLE LIFE -- Monthly payments during the Annuitant's life. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. At the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

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PERIOD CERTAIN ANNUITY PAYOUT OPTION (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER
OF YEARS)

Monthly annuity benefit payments for a chosen number of years ranging from five to thirty are paid. If the Annuitant dies before the end of the period, remaining payments will continue. The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

VARIABLE ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity payout option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit of a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

(a)  a discount factor equivalent to the AIR and

(b) the Net Investment Factor of the Sub-Account funding the annuity benefit payments for the applicable Valuation Period.

Annuity benefit payments will increase from one payment date to the next if the annualized net rate of return during that period is greater than the AIR and will decrease if the annualized net rate of return is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5% or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR. The election of an AIR that is significantly higher or lower than prevailing investment returns could affect the treatment of annuity payments under a Contract with regard to (i) compliance with the "substantially equal payment" exception to the penalty for withdrawals from a Contract prior to age 59 1/2, (ii) compliance with the minimum distribution requirements of the Code applicable to qualified Contracts, and/or (iii) compliance with the death benefit distribution requirements of the Code applicable to non-qualified Contracts. The Owner should carefully review the selection of the AIR with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.

DETERMINATION OF THE FIRST ANNUITY BENEFIT PAYMENT. The amount of the first periodic variable annuity benefit payment depends on the:

     -    annuity payout option chosen;

     -    length of the annuity payout option elected;

     -    age of the Annuitant;

     -    gender of the Annuitant (if applicable, see "NORRIS DECISION");

     -    value of the amount applied under the annuity payout option;

     - applicable annuity option rates based on the Annuity 2000 Mortality Table; and

     -    AIR selected.

The dollar amount of the first periodic annuity benefit payment is determined by multiplying

(1) the Accumulated Value applied under that option after application of any Market Value Adjustment and less premium tax, if any, (or the amount of the death benefit, if applicable) divided by $1,000, by

(2)  the applicable amount of the first monthly payment per $1,000 of value.

Notwithstanding the above, annuity benefit payments at the time of annuitization under a New York Contract will not be less than those that would have been provided by the application of an Annuity Value equal to an amount required to purchase any single consideration immediate annuity contract offered by the Company at the same time to the same class of annuitants.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. The number of Annuity Units remains fixed under all annuity payout options (except for the survivor annuity benefit payment under the joint and two-thirds or joint and one-half option) unless the Owner transfers among Sub-Accounts, makes a withdrawal, or units are split.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. The dollar amount of each periodic variable annuity benefit payment after the first will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s).

For an illustration of the calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

PAYMENT OF ANNUITY BENEFIT PAYMENTS. The Owner will receive the annuity benefit payments unless he/ she requests in writing that payments be made to another person, persons, or entity. If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the Contract. Any remaining annuity benefit payments will continue to the beneficiary in accordance with the terms of the annuity benefit payment option selected. If there are Joint Owners on or after the Annuity Date, upon the first Owner's death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected.

If an Annuitant dies on or after the Annuity Date but before all guaranteed annuity benefit payments have been made, any remaining guaranteed payments will continue to be paid to the Owner or the payee designated by the Owner. Unless otherwise indicated by the Owner, the present value of any remaining guaranteed annuity benefit payments may be paid in a single sum to the Owner. For discussion of present value calculation, see "Calculation of Present Value" below.

TRANSFERS OF ANNUITY UNITS

After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. Transfers will be subject to the same market timing restrictions discussed under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts; however, the Company reserves the right to limit the number of Sub-Accounts to which transfers may be made.

Automatic Rebalancing (AAR) is available during the annuitization phase subject to the same rules described in "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WITHDRAWALS AFTER THE ANNUITY DATE

WITHDRAWALS AFTER THE ANNUITY DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT YOUR TAX ADVISOR AND SEE "PARTIAL WITHDRAWALS AFTER ANNUITIZATION" UNDER "TAXATION OF THE CONTRACT" IN THE FEDERAL TAX CONSIDERATIONS SECTION.

After the Annuity Date and prior to the death of the Annuitant, the Owner may take withdrawals from the Contract. (Under New York Contracts, this right is only available to an Owner receiving annuity benefit payments under a period certain option.) The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. The minimum amount of a withdrawal is $1,000. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount.

The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option).

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity benefit payments or remaining guaranteed annuity benefit payments, respectively, and proportionately reduces the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option) applied to future annuity benefit payments. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See Calculation of Proportionate Reduction, below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

PAYMENT WITHDRAWALS UNDER LIFE ANNUITY PAYOUT OPTIONS (NOT AVAILABLE UNDER NEW YORK CONTRACTS)

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

PAYMENT AND PRESENT VALUE WITHDRAWALS UNDER LIFE WITH PERIOD CERTAIN OR LIFE WITH CASH BACK ANNUITY PAYOUT OPTIONS (NOT AVAILABLE UNDER NEW YORK CONTRACTS)

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity benefit payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining guaranteed annuity benefit payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity benefit payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity benefit payments. In year seven, the Owner withdraws 20% of the then current present value of the remaining guaranteed annuity benefit payments. Through year seven the total percentage withdrawn is 35%. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75% - 35%) of the present value of any remaining guaranteed annuity benefit payments). If the Annuitant is still living after the guaranteed annuity benefit payments have been made, the number of Annuity Units or dollar amount applied to future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

PRESENT VALUE WITHDRAWALS UNDER PERIOD CERTAIN ANNUITY PAYOUT OPTIONS

The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity benefit payments. Withdrawal of 100% of the present value of the guaranteed annuity benefit payments will result in termination of the Contract.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity benefit payment or the dollar amount applied to each future fixed annuity benefit payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future GUARANTEED variable annuity benefit payment or the dollar amount applied to each future GUARANTEED fixed annuity benefit payment. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

- PAYMENT WITHDRAWALS (NOT AVAILABLE UNDER NEW YORK CONTRACTS). Payment Withdrawals are available under Life, Life with Period Certain, or Life with Cash Back annuity payout options. The Owner may make one Payment Withdrawal in each calendar year.

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
             -------------------------------------------------------
             Present value of all remaining variable annuity benefit
                  payments immediately prior to the withdrawal

     Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

     If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

- PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under a Period Certain annuity payout option. Under this option the Owner may make multiple Present Value Withdrawals in each calendar year. In addition, except under New York Contracts, if a Life with Period Certain or Life with Cash Back annuity payout option is elected, the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity benefit payments.

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
             -------------------------------------------------------
             Present value of remaining guaranteed variable annuity
              benefit payments immediately prior to the withdrawal

     Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity benefit payments.

     Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity benefit payments with respect to the guaranteed payments. Under a fixed annuity payout option, the proportionate reduction will result in lower fixed annuity benefit payments with respect to the guaranteed payments. However, under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed number of annuity benefit payments has been made, the number of Annuity Units or dollar amount of future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place.

     If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity benefit payments is calculated based on an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable annuity payout option) or the interest rate (for a fixed annuity payout option) that was used at the time of annuitization to determine the annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by a "Withdrawal Adjustment Charge." Except under New York Contracts where the Withdrawal Adjustment Charge is 1%, the charge will range from 2% to 1% based on the following:

     -   15 or more years of annuity benefit payments being valued :        1.00%
     -   10-14 years of annuity benefit payments being valued:              1.50%
     -   Less than 10 years of annuity benefit payments being valued:       2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity benefit payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Period Certain or Life with Cash Back annuity payout option):

     - For a Payment Withdrawal, the present value calculation (including any applicable adjustments) affects the proportionate reduction of the remaining number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), applied to each future annuity benefit payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity benefit payment. This will result in lower future annuity benefit payments, all other things being equal.

     - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity benefit payment. This will result in lower future annuity benefit payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX F--EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

DEFERRAL OF WITHDRAWALS. A withdrawal is normally payable within seven days following the Company's receipt of the withdrawal request. However, the Company reserves the right to defer withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

     -    the SEC has by order permitted such suspension; or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer withdrawals of amounts allocated to the Company's General Account for a period not to exceed six months.

REVERSAL OF ANNUITIZATION

The Owner may reverse the decision to annuitize by written request to the Company within 90 days of the Annuity Date. Upon receipt of such request, the Company will return the Contract to the Accumulation Phase, subject to the following:

(1) The value applied under a fixed annuity payout option at the time of annuitization will be treated as if it had been invested in the Fixed Account of the Contract on that same date. (For Owners who elected the M-GAP Rider prior to its discontinuance on January 31, 2002 (see "DISCONTINUATION OF THE OPTIONAL M-GAP RIDER" in the SAI) and who exercise their rights under that Rider at annuitization, the value applied to the Fixed Account upon reversal of annuitization will not include any excess value of the M-GAP Benefit Base over the Annuity Value.)

(2) The Sub-Account allocations that were in effect at the time of annuitization will first be used for calculating the reversal. Any transfers between variable Sub-Accounts during the Annuity Payout phase will then be treated as transfers during the Accumulation Phase. As a result, the Contract's Accumulated Value after the reversal will reflect the same Sub-Account allocations that were in effect immediately prior to the reversal.

(3) Any annuity benefit payments paid and any withdrawals taken during the Annuity Payout phase will be treated as a withdrawal of the Surrender Value in the Accumulation Phase, as of the date of the payment or withdrawal. Surrender charges may apply to these withdrawals and there may be adverse tax consequences. (The IRS has generally recognized the rescission of sales or other transactions resulting in the receipt of taxable payments as effective retroactively only if all of the following events have taken place within a single taxable year: the initial transaction, the receipt of all taxable payments, the rescission of the transaction and the repayment of all the amounts received.) The Owner should carefully review the tax considerations applicable to a reversal of annuitization with his/her tax adviser before taking such action. See also FEDERAL TAX CONSIDERATIONS for further information.

If the Company learns of the Owner's decision to reverse annuitization after the latest possible Annuity Date permitted under the Contract, the Company will contact the Owner. The Owner must then immediately select an annuity payout option (either the original annuity payout option or a different annuity payout option). If the Owner does not select an annuity payout option, payments will begin under a variable Life with Cash Back annuity payout option. (Under New York Contracts, payments will begin under a variable Period Certain annuity payout option.)

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity payout options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. The Company uses a portion of the mortality and expense risk charge and the surrender charge described below to recover expenses associated with the Payment Credit. Even though the Payment Credit is credited during the accumulation phase only, the mortality and expense risk charge applies during both the accumulation phase and the annuity payout phase. The Company expects to make a profit from the charges it makes to recover the expenses of the Payment Credit. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.

VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The mortality and expense risk charge is assessed daily at an annual rate of 1.25% (1.40% under New York Contracts) of each Sub-Account's assets. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses, and to partially recover the expenses associated with the Payment Credit.

This charge may not be increased. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily Administrative Expense Charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.

The prospectuses and SAIs for the Underlying Portfolios also contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.

CONTRACT FEE

A $35 Contract fee (a lower fee may apply in some states) currently is deducted during the accumulation phase, on the Contract anniversary date and upon full surrender of the Contract, if the Accumulated Value on any of these dates is less than $75,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract Fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available.

Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage that the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the portion of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following class of individuals:

1. employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

2. employees of the Company, its affiliates and subsidiaries, officers, directors, trustees and employees of any of the Underlying Portfolios;

3.   investment managers or sub-advisers of the Underlying Portfolios; and

4. the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers a number of riders that are only available if elected by the Owner at issue. A separate monthly charge is made for each Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

CHARGE FOR THE ENHANCED DEATH BENEFIT (EDB) RIDERS: The applicable charge for each of the following Riders is assessed on the Accumulated Value on the last day of each Contract month, multiplied by 1/12th of the following annual percentage rates:

     1.  Annual Step-Up EDB Rider (Form 3309-02)*                                                    0.25%
     2.  Annual Step-Up with 5% Roll-Up EDB Rider (Form 3311-02* or Form 3305-01.1                   0.35%
         - ONLY AVAILABLE  IN TEXAS)
     3.  10% Breakthrough with 5% Roll-Up EDB Rider (Form 3317-02)*                                  0.40%
     4.  Annual Step-Up with 7% Roll-Up EDB Rider (Form 3313-02)*                                    0.50%
     5.  Annual Step-Up EDB Rider (Form 3265-99):                                                    0.15%
     6.  7% Roll-Up EDB Rider (Form 3266-99 or Form 3303-01)                                         0.30%
     7.  Annual Step-Up with 7% Roll-Up EDB Rider (Form 3264-99 or Form 3304-01)                     0.35%

* Total rider charges will be reduced by 0.05% if both this Enhanced Death Benefit Rider and the Enhanced Earnings Rider are in effect simultaneously.

CHARGE FOR THE ENHANCED EARNINGS RIDER (EER): The Company will assess a monthly rider charge for the EER, which will be deducted Pro Rata on the last day of each Contract month prior to the Annuity Date. The monthly rider charge will be equal to 1/12th of 0.30% of the Accumulated Value on that date. If the EER is in effect simultaneously with one of the referenced Enhanced Death Benefit Riders (see table above), the total aggregate charge for the Riders will be reduced by 0.05%.

For a description of the Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS and APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDERS: If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the following charges apply:

          Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 15-year waiting period       0.20%
          Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 10- year waiting period      0.35%

For more information about the M-GAP Rider see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the SAI.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

2.   the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, may be deducted from the Accumulated Value in the case of surrender or withdrawal within certain time limits described below. The Company uses a portion of the surrender charge to recover expenses associated with the Payment Credit.

CALCULATION OF SURRENDER CHARGE. For purposes of determining the surrender charge, the Accumulated Value is divided into four categories:

     - The amount available under the Withdrawal Without Surrender Charge provision, described below;

     - Old Payments - total payments invested in the Contract for more than nine years;

     - New Payments - payments received by the Company during the nine years preceding the date of the surrender or withdrawal; and

     -    Payment Credits.

Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. However, if a withdrawal or surrender is attributable all or in part to New Payments, a surrender charge may be imposed.

The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The following surrender charge table outlines these charges:

     COMPLETE YEARS FROM
       DATE OF PAYMENT             CHARGE
       ---------------             ------
         Less than 4                 8.5%
         Less than 5                 7.5%
         Less than 6                 6.5%
         Less than 7                 5.5%
         Less than 8                 3.5%
         Less than 9                 1.5%
         Thereafter                    0

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn.

The total charge equals the aggregate of all applicable surrender charges for a surrender and withdrawals, including the Withdrawal Adjustment Charge that may apply if a withdrawal is taken during the Annuity Payout phase (see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE). In no event will the total surrender and withdrawal charges exceed a maximum limit of 8.5% of total gross New Payments.

WITHDRAWAL WITHOUT SURRENDER CHARGE: Each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Surrender Value without any applicable surrender charge ("Withdrawal Without Surrender Charge Amount" or "WWSC amount"). The WWSC amount is equal to the greater of A or B where:

     A is earnings at the time of withdrawal excluding Payment Credits and

     B is 15% times (X less Y)* less Z where:

          X is the total gross payments made to the contract

          Y is any previous withdrawals that exceed the WWSC amount

          Z is any previous WWSC amount withdrawn in the same CALENDAR year

          *In the contract, X less Y is referred to as the Gross Payment Base

To illustrate how this works assume the following:

-  The issue date is February 1, 2000.

-  The initial payment to the contract is $100,000.

-  No subsequent payments are made to the contract.

THE OWNER MAKES THE FOLLOWING WITHDRAWALS:

                          DATE OF           CONTRACT YEAR IN WHICH     EARNINGS AT THE TIME         AMOUNT OF
                        WITHDRAWAL              WITHDRAWAL MADE            OF WITHDRAWAL           WITHDRAWAL
--------------------------------------------------------------------------------------------------------------
 Withdrawal #1         April 1, 2000                  1st                    $  2,000                $  8,000

 Withdrawal #2         August 1, 2000                 1st                    $  3,680                $  8,000

 Withdrawal #3         April 1, 2001                  2nd                    $  7,414                $ 15,000

 Withdrawal #4         August 1, 2001                 2nd                    $  3,404                $  2,000

WITHDRAWAL #1

First, determine the WWSC amount available at the time of the withdrawal:

     A is $2,000

     B is 15% times (X less Y) less Z where:

          X is $100,000

          Y is $0 (no previous withdrawals made)

          Z is $0 (no withdrawal in same CALENDAR year made)

          15% times ($100,000 less $0) less $0  =

          15% times ($100,000) less $0 =

          $15,000 less $0 = $15,000

The greater of A or B is $15,000. This is the available WWSC amount at the time of Withdrawal #1.

Second, compare the amount withdrawn to the available WWSC amount:

          Withdrawal #1 of $8,000 is less than the WWSC amount of $15,000. Thus, it is not subject to surrender charges.

WITHDRAWAL #2

First, determine the WWSC amount available at the time of the withdrawal:

     A is $3,680

     B is 15% times (X less Y) less Z where:

          X is $100,000

          Y is $0 (Withdrawal #1, did not exceed the WWSC amount)

          Z is $8,000 (Withdrawal #1 made in the same CALENDAR year)

          15% times ($100,000 less $0) less $8,000 =

          15% times ($100,000) less $8,000 =

          $15,000 less $8,000 = $7,000

The greater of A or B is $7,000. This is the available WWSC amount at the time of Withdrawal #2.

Second, compare the amount withdrawn to the available WWSC amount:

     Withdrawal #2 of $8,000 exceeds the available WWSC amount of $7,000. Only $7,000 of

     Withdrawal #2 is part of the WWSC amount and $1,000 exceeds the WWSC amount.

WITHDRAWAL #3

First, determine the WWSC amount available at the time of the withdrawal:

     A is $7,414

     B is 15% times (X less Y) less Z where:

          X is $100,000

          Y is $1,000 ($1,000 of Withdrawal #2 exceeded the WWSC amount)

          Z is $0  (This is the first withdrawal of this CALENDAR year)

          15% times ($100,000 less $1,000) less $0 =

          15% times ($99,000) less $0 =

          $14,850 less $0 = $14,850

The greater of A or B is $14,850. This is the available WWSC amount at the time of Withdrawal #3.

Second, compare the amount withdrawn to the available WWSC amount:

     Withdrawal #3 of $15,000 exceeds the available WWSC amount of $14,850. Only $14,850 of

     Withdrawal #3 is part of the WWSC amount and $150.00 exceeds the WWSC amount.

WITHDRAWAL #4

First, determine the WWSC amount available at the time of the withdrawal:

     A is $3,404

     B is 15% times (X less Y) less Z where:

          X is $100,000

          Y is $1,150 ($1,000 of Withdrawal #2 and $150 of Withdrawal #3
                      exceeded the WWSC amount)

          Z is $9,900 (Withdrawal #3 was made in the same CALENDAR year.
                      $9,900 of the total withdrawal of 15,000 was a withdrawal of the WWSC amount.)

          15% times ($100,000 less $6,100) less $9,900 =

          15% times ($93,900) less $9,900 =

          $14,085 less $9,900 = $4,185

The greater of A or B is $4,185. This is the available WWSC amount at the time of Withdrawal #4.

Second, compare the amount withdrawn to the available WWSC amount:

     Withdrawal #4 of $2,000 is less than the available WWSC amount of $4,185. Thus it, is not subject to surrender charges.

IF YOU NEVER MAKE A WITHDRAWAL IN ANY CALENDAR YEAR THAT EXCEEDS THE WWSC AMOUNT, THEN THE MAXIMUM AVAILABLE WWSC AMOUNT EACH CALENDAR YEAR WILL NEVER BE LESS THAN 15% TIMES THE GROSS PAYMENTS MADE TO THE CONTRACT.

EFFECT OF WITHDRAWAL WITHOUT SURRENDER CHARGE AMOUNT. When a withdrawal is taken, the Company initially determines the Withdrawal Without Surrender Charge Amount in the following order:

     - The Company first deducts the Withdrawal Without Surrender Charge Amount from Cumulative Earnings.

     - If the Withdrawal Without Surrender Charge Amount exceeds cumulative earnings, the Company will deem the excess to be withdrawn from New Payments on a last-in-first-out (LIFO) basis, so that the newest New Payments are withdrawn first. This results in those New Payments, which are otherwise subject to the highest surrender charge at that point in time, being withdrawn first without a surrender charge.

     - If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn.

After the entire Withdrawal Without Surrender Charge Amount available in a calendar year has been withdrawn, for the purposes of determining the amount of the surrender charge, if any, withdrawals will be deemed to be taken in the following order:


1.   First from Old Payments


 - The surrender charge table is applicable, but because Old Payments have been invested in the Contract for more than 9 years, the surrender charge is 0%.


2.   Second from New Payments

     -    The surrender charge table is applicable.

     -    Payments are now withdrawn from this category on a first-in-first-out
          (FIFO) basis, so that the oldest New Payments are now withdrawn first. This results in the withdrawal of New Payments with the lowest surrender charge first.


3.   Third from Payment Credits.


     - The surrender charge table is not applicable to the withdrawal of Payment Credits.

For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only, the maximum amount available without a surrender charge during any calendar year will be the greatest of (a), (b) and (c) where (a) and
(b) are the same as above and (c) is the amount available as a Life Expectancy Distribution less any Withdrawal Without Surrender Charge taken during the same calendar year. (see "Life Expectancy Distributions" under DESCRIPTION OF THE CONTACT -- THE ACCUMULATION PHASE.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "SURRENDER AND WITHDRAWALS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and see FEDERAL TAX CONSIDERATIONS.


WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the Issue Date of the Contract (or in the event that the original Owner or Annuitant has changed since issue, after being named Owner or Annuitant) and before attaining age 65. The Company may require proof of such disability and continuing disability and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.


In addition, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

(1) admitted to a medical care facility after becoming the Owner or Annuitant under the Contract and remains confined there until the later of one year after the Issue Date or 90 consecutive days; or

(2) first diagnosed by a licensed physician as having a fatal illness after the Issue Date of the Contract and after being named Owner or Annuitant.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal illness" means a condition diagnosed by a licensed "physician" which is expected to result in death within two years of the diagnosis. "Physician" means a person (other than the Owner, Annuitant or a member of one of their families) who is state licensed to give medical care or treatment and is acting within the scope of that license. "Physically disabled" means that the Owner or Annuitant, as applicable, has been unable to engage in an occupation or to conduct daily activities for a period of at least 12 consecutive months as a result of disease or bodily injury.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under this Contract will be accepted unless required by state law.


OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES. From time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:


     - the size and type of group or class, and the persistency expected from that group or class;

     - the total amount of payments to be received, and the manner in which payments are remitted;

     - the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

     -    other transactions where sales expenses are likely to be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on Contracts, where either the Owner or the Annuitant on the Issue Date is within the following class of individuals (eligible persons):

     - employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

     - employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios;

     -    investment managers or sub-advisers of the Underlying Portfolios; and

     - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents, and grandparents.

In addition, if permitted under state law, surrender charge will be waived under 403(b) Contracts where the amount withdrawn is being contributed to a life policy issued by the Company as part of the individual's 403(b) plan.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

TRANSFER CHARGE

The Company currently does not assess a charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of a transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION -- THE PAYOUT PHASE.

WITHDRAWAL ADJUSTMENT CHARGE

After the Annuity Date, each calendar year the Owner may withdraw a portion of the present value of either all future annuity benefit payments or future guaranteed annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity benefit payments is increased by one of the following adjustments:

          15 or more years of annuity benefit payments being valued :                       1.00%
          10-14 years of annuity benefit payments being valued:           (1.00% in N.Y.)   1.50%
          Less than 10 years of annuity benefit payments being valued:    (1.00% in N.Y.)   2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity benefit payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For more information see "WITHDRAWALS AFTER THE ANNUITY DATE," under ANNUITIZATION -- THE PAYOUT PHASE.

                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%. The Guarantee Period Accounts are not available in New York, Oregon, Maryland and Pennsylvania.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Scudder Money Market Sub-Account. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company, without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration at the then current rate unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) unless the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Scudder Money Market Sub-Account. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies for the deduction of Contract fees or Rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                    [(1+i)/(1+j)] (TO THE POWER OF n/365) - 1

     where: i is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee Period;

            j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

            n is the number of days remaining from the effective Valuation Date to the end of the current Guarantee Period.


Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.


The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. The amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the entire initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected, and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in this program, you much provide payment allocation instructions to the Company that include (1) the Guarantee Period and
(2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER AND WITHDRAWALS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted from or added to the amount withdrawn. If a surrender charge applies to the withdrawal, it will be calculated as set forth in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract and on withdrawals, surrenders, or annuity benefit payments from a Contract will depend upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS PAID INTO AND RECEIVED FROM A CONTRACT IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

GENERAL

THE COMPANY. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Contract, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Contract, the Variable Account or the Sub-Accounts held by the Company. Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS.

The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account.


The Company believes that the Underlying Portfolios will comply with the current diversification requirements so that a non-qualified Contract that invests in one or more of those Portfolios will not be disqualified from annuity contract treatment by Section 817(h) of the Code. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.


OWNER CONTROL. In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner. In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

In 1986, in connection with the issuance of regulations concerning the investment diversification requirements of Section 817(h), the Treasury Department announced that such regulations did not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets in the account. That announcement also stated that guidance would be issued by way of regulations or revenue rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued other than a Revenue Procedure indicating that the IRS would not apply the principles of the pre-1984 revenue rulings to an owner of a qualified contract where the only investment powers held by the contract owner were powers that could be held by a participant in a qualified plan. Due to the lack of any clear guidance regarding the investment control issue, the Company reserves the right to modify the Contract, as necessary, to prevent an Owner of the Contract from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two broad categories of variable annuity contracts: "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified contract is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS" below.

TAXATION OF THE CONTRACT

IN GENERAL. The Company believes that the Contract described in this Prospectus, with certain exceptions (see "Nonnatural Owner" below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Contract is a qualified contract, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Contract chooses an Annuity Date beyond the Owner's life expectancy, it is possible that the Contract may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Contract. In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Contract. The Owner should consult a qualified tax adviser for more information. The following discussion assumes that a Contract will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Contract, any other applicable provisions of the Code.

MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS. Under Section 401(a)(9) of the Code, qualified Contracts will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70 1/2 by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner's lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70 1/2 (or under certain plans when the participant retires, if later.)

The temporary regulations under Section 401(a)(9) issued in 2002 provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Contract as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations. (Note: As of the date of this Prospectus, "entire interest" is defined as "the dollar amount credited to the employee or beneficiary under the annuity contract without regard to the actuarial value of any other benefits, such as minimum survivor benefits, that will be provided under the contract." However, the IRS has announced that once the regulations are finalized, the definition of "entire interest" will take into account the actuarial value of other benefits. Such a change would not apply before the end of the calendar year in which final regulations are published. Owners should check with their financial and/or tax adviser regarding the effective date and the scope of any such change.)

The temporary regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, except for acceleration, payments under such contract must generally be nonincreasing. According to the temporary regulations, payments will not fail to satisfy the nonincreasing payment requirement merely because payments are increased in one or more of the following ways:

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(1)  By a constant percentage, applied not less frequently than annually;

(2) To provide a payment upon the death of the employee equal to the excess of the account value being annuitized over the total payments before the death of the employee;

(3) As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payment or payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured;

(4) As a final payment under the annuity contract, but only if the payment does not exceed the total future expected payments as of the date of the payment; or

(5) As a partial distribution under the contract, but only if the contract provides for a final payment as of the date of partial distribution that satisfies paragraph (4) above, and the future payments under the contract are reduced by multiplying the otherwise applicable future payments by a fraction, the numerator of which is the excess of that final payment over the amount of the partial distribution and the denominator of which is the amount of that final payment. For the purpose of determining this ratio, the denominator is reduced by the amount of any regularly scheduled payment due on the date of the partial distribution.

Some forms of annuity payments permitted under the Contract may not meet the requirements under the temporary regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.

If the beneficiary of a qualified Contract is not the participant's surviving spouse, the operation of the death benefit distribution requirements of Section 401(a)(9) will depend upon whether annuity payments have commenced. If the participant dies and annuity payments have commenced, the entire remaining interest must be distributed to the beneficiary at least as rapidly as under the method of distribution being used as of the date of the participant's death. If the participant dies before annuity payments have commenced, the entire interest must be distributed to the beneficiary either (i) within five years after the participant's death and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

If a beneficiary intends to comply with the substantially equal payment requirements without electing annuity payments, the required minimum distribution for any year must be computed by determining the entire interest of the owner in the Contract as of the prior December 31 and dividing that amount by the life expectancy of the owner and beneficiary as determined under the regulations. If the beneficiary intends to comply with the requirement by electing to receive annuity payments, these payments must satisfy the "nonincreasing payment" requirement discussed above. Some forms of annuity payments offered under the Contract may not satisfy these requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to a beneficiary to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

MANDATORY DISTRIBUTION REQUIREMENTS FOR NON-QUALIFIED CONTRACTS. Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner. If this requirement is not met, the owner will be taxed each year on the annual increase in Accumulated Value. This Contract contains provisions that are designed to meet the requirements of Section 72(s).

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Under Section 72(s), if the Owner's surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Contract is not the Owner's surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced. If the Owner dies after annuity payments have commenced, the entire remaining interest under the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death. If the Owner dies before annuity payments have commenced, then the entire amount held under the Contract must be distributed:

(1)  within five years after the death of the Owner, and/or

(2) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

No regulations have been issued under Section 72(s), but in a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the "substantially equal" procedure described in (ii) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred. In the event that future IRS regulations and/or rulings would require Contract modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, increases in the Contract's Accumulated Value are not taxable to the Owner until withdrawn from the Contract. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer's "investment in the contract" and, to that extent, are treated as gross income subject to federal income taxation. For this purpose, the "investment in the contract" is the total of all payments to the Contract that were not excluded from the Owner's gross income less any amounts previously withdrawn from the Contract which were excluded from income as recovery of the investment in the Contract. For purposes of computing the taxable amount of any distribution under these rules, Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract.

ANNUITY PAYOUTS AFTER ANNUITIZATION. After annuity benefit payments begin under the Contract, a portion of each such payment received may generally be excluded from gross income as a recovery of the investment in the Contract. Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from gross income for the investment in the Contract ratably over the period during which annuity payments will be received. All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Contract is fully recovered, because payments under the Contract have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Contract is recovered, a deduction for the remaining amount is allowed on the annuitant's final tax return.

PARTIAL WITHDRAWALS AFTER ANNUITIZATION. The Treasury Regulations under Section 72 provide that a lump-sum partial withdrawal from an annuity contract is to be treated partly as return of a proportionate amount of the investment in the Contract with the excess taxable in full as ordinary income. With respect to such a partial withdrawal from a qualified contract, the IRS has continued to apply this provision of the Regulations. However, with respect to a non-qualified contract, the IRS issued a private letter ruling in 2000 taking the position that no portion of such a partial withdrawal would be treated as a return of the investment in the contract until after the full amount of the accumulated income under the contract had been distributed. IN LIGHT OF THE UNCERTAINTY AS TO THE TAXATION OF SUCH WITHDRAWALS, OWNERS OF NON-QUALIFIED CONTRACTS SHOULD CONSULT THEIR TAX ADVISERS PRIOR TO MAKING PARTIAL WITHDRAWALS AFTER ANNUITIZATION. OWNERS OF QUALIFIED CONTRACTS SHOULD ALSO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE POSSIBLE EFFECT OF PARTIAL WITHDRAWALS FROM A QUALIFIED CONTRACT AFTER ANNUITIZATION ON THE COMPLIANCE OF THE CONTRACT WITH THE MINIMUM DISTRIBUTION REQUIREMENTS OF SECTION 401(A)(9). SEE "MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS" ABOVE.

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PENALTY ON EARLY DISTRIBUTIONS. Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Contract if the withdrawal is made prior to age 59 1/2. A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Contract prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -    taken on or after age 59 1/2; or

     - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or in the case of the Owner's "total disability" (as defined in the Code); or

     - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

No regulations have been issued under either Code Section 72(q) or 72(t), but the IRS has recognized three computation procedures that will result in a pattern of payments that will meet the "substantially equal" periodic payment requirement. This requirement will also be met if the Owner elects to have fixed annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary. The requirement will also be met if the Owner elects to have variable annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary and the number of units withdrawn to make each variable annuity payment is substantially the same. Any modification of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's reaching age 59 1/2 or five years, other than by reason of death or disability, will subject the Owner to the 10% penalty tax on the prior distributions that were previously exempted from the penalty. A partial withdrawal from a Contract made after annuitization, but before the later of the Owner reaching age 59 1/2 or five years, would also be subject to this recapture rule.

In a number of private letter rulings, the IRS has held that distributions from a qualified plan made over the life expectancy of the participant or the participant and a beneficiary in any amount determined by amortizing the plan account value over the life expectancy of the payee or payees (life expectancy distributions) would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. In a private letter ruling issued in 1991 with respect to a non-qualified annuity contract, however, the IRS took the position that life expectancy payments from an annuity contract would not be considered as part of a "series of substantially equal payments" within the meaning of the exception. Subsequently, in a private letter ruling issued in 2000, the IRS held that life expectancy distributions made under a non-qualified variable annuity contract would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. The distinction between the adverse 1991 private later ruling and the favorable 2000 private letter ruling appears to be that under the facts considered in the 1991 ruling, action by the payee was required to initiate each payment, while in the facts considered in the 2000 ruling, the payments continued automatically unless specifically modified.

Some forms of annuity payments permitted under the Contracts may not meet the "substantially equal" payment requirements under Section 72(q) or Section 72(s). Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Contract prior to age 59 1/2.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner's cost basis at the time of the transfer. This acceleration rule applies to a transfer to another individual (other than the Owner's spouse) or to a nonnnatural person, such as a trust. If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Contract transferred. If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Contract transferred without adequate and full consideration.

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NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by
"nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. The Contract, including all available riders, was filed with the IRS and its form approved as a prototype. Such an approval is an approval as to the form of the Contract and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

                                       55
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TAX-SHELTERED ANNUITIES ("TSAs"). Under the provisions of Section 403(b) of the
Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Portfolios. At least annually, but possibly as frequently as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans may in the future be confirmed quarterly rather than by immediate confirmations.)

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

                                       56
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Shares of the Underlying Portfolios also are issued to variable accounts of the
Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the underlying investment companies do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of and the Underlying Portfolios intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law to:

(1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class,

(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Portfolio shares held by a Sub-Account, in the event that Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

(5)  to change the methodology for determining the net investment factor,

(6)  to change the names of the Variable Account or of the Sub-Accounts and.

(7) To combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these changes is made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation (or any laws, regulations or rules of any jurisdiction in which the Company is doing business), including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.

                                  VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity payout phase, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Owner's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                       57
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                                  DISTRIBUTION

VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), serves as the principal underwriter of the Contracts. VeraVest Investments, Inc., located at 440 Lincoln Street, Worcester, MA 01653, is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). It is a wholly-owned subsidiary of Allmerica Financial.


The Contracts offered by this Prospectus were previously sold by certain independent broker-dealers registered under the Securities and Exchange Act of 1934 and members of the NASD. The Contract was also offered through VeraVest Investments Inc. The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.


The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.

                                  LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                               FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

SALES RESTRICTIONS. CERTAIN STATES MAY IMPOSE RESTRICTIONS ON PAYMENTS AND TRANSFERS TO THE FIXED ACCOUNT.

                                   APPENDIX B

                     OPTIONAL ENHANCED DEATH BENEFIT RIDERS

The Company offered a number of optional Enhanced Death Benefit (EDB) Riders that could be elected at issue depending on the age of the oldest Owner (or the oldest Annuitant if the Owner is not a natural person).

If you elected an Enhanced Death Benefit Rider, it will remain in effect until the earliest of (a) the Annuity Date; (b) the date the Company determines that a death benefit is payable and the Contract is not continued by the spouse as provided in "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE; or (c) surrender of the Contract. The Company reserves the right to discontinue offering any of the described EDB Riders at any time. Such discontinuance would not affect previously issued EDB Riders.

The following is a list of the various Enhanced Death Benefit Riders that you may have had available to you at issue. (Not all Riders were available at the same time or in all states. To determine which Rider you have, you should check the form number in the lower left-hand corner.

     1. Annual Step-Up EDB Rider (Form 3309)
     2. Annual Step-Up With 5% Roll-Up EDB Rider (ONLY AVAILABLE IN TEXAS
        Form 3311-02)
     3. 10% Breakthrough With 5% Roll-Up EDB Rider (Form 3317-02)
     4. Annual Step-Up With 7% Roll-Up EDB Rider (Form 3313-02)
     5. Annual Step-Up Enhanced Death Benefit EDB Rider (Form 3265-99):
     6. Annual Step-Up With 5% Roll-Up EDB Rider (TEXAS  ONLY - Form 3305-01.1)
     7. 7% Roll-Up EDB Rider (Either (a) Form 3266-99 or (b) Form 3303-01 depending on state approval)
     8. Annual Step-Up With 7% Roll-Up EDB Rider (Either (a)Form 3264-99 or (b) Form 3304-01 depending on state approval)

1.      ANNUAL STEP-UP ENHANCED DEATH BENEFIT RIDER (FORM 3309-02)

This Annual Step-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable; or

          (b) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals.

II. DEATH ON ORAFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person) dies before the Annuity Date and on or after his/her 90th birthday, the death benefit will be the GREATEST of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

          (b) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals; and

          (c) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), II(b) or , II(c) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

2.      ANNUAL STEP-UP WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER
           (FORM 3311-02 - TEXAS ONLY)

This Annual Step-Up with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce applicable values on a direct basis (i.e. dollar for dollar), and/or on a proportionate basis as outlined below.

The calculation of the death benefit depends upon whether death occurs (1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON 80TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 80th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, adjusted for withdrawals as they occur; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals;

     (c) the highest Accumulated Value on any Contract anniversary date prior to the deceased's 90th birthday, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS: For purposes of determining the effect of partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct (Dollar-for-Dollar) Withdrawals.

(a) PROPORTIONATE WITHDRAWALS. Proportionate Withdrawals are withdrawals that proportionately reduce the applicable death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(b) DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS. Direct (Dollar-for-Dollar) Withdrawals are withdrawals that directly reduce the value referenced in
     Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 5% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract Year will be classified as a Direct (Dollar-for-Dollar) Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT(DOLLAR-FOR-DOLLAR) WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 5% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

3.      10% BREAKTHROUGH WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER
           (FORM 3317-02)

This 10% Breakthrough with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The death benefit under I(b) guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first. The "Current Breakthrough Value" on the date of death or the deceased's 90th birthday, whichever occurs first, is the (c) value guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 110% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which is 110% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON DECEASED'S 80TH BIRTHDAY. If an Owner, (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive Market Value Adjustment ("MVA"), if applicable; or

     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each gross payment is applied and ending on the date of death, proportionately reduced for withdrawals as they occur; and

     (c) the Current Breakthrough Value on the date of death, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH AFTER DECEASED'S 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the Death Benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals; and

     (c) the Current Breakthough Value on the date of death, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

III. DEATH ON OR AFTER DECEASED'S 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies on or after his/her 90th birthday, the Death Benefit will be the greatest of:

     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals;

     (c) the Current Breakthrough Value on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER
Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 110% of the new Current Breakthrough Value. When a Payment is made:

        (a) the Current Breakthrough Value increases by the amount of the payment; and

        (b) the Target Breakthrough Value increases to 110% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $115,000, and the new Target Breakthrough Value is $121,000 (110% of $110,000).

EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER
Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 110% of the Current Breakthrough Value. When a withdrawal is taken:

(a) the Current Breakthrough Value decreases proportionately, as described below; and

(b) the Target Breakthrough Value decreases to 110% of the Current Breakthrough Value immediately after the withdrawal.

CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS
The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

For example, assume that immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

          Proportionate reduction    =    Current  Breakthrough  Value  times  (Amount  of the  Withdrawal divided  by  the  Accumulated  Value  immediately  prior  to the withdrawal)
                                     =    $100,000 times ($5,000 divided by $105,000)
                                     =    $4,761.90
      New Current Breakthrough Value =    $100,000 - $4,761.90 = $95,238.10
      New Target Breakthrough Value  =    110% of $95,238.10 =  $104,761.91

The new Current Breakthrough Value is $95,238.10 and the new Target Breakthrough Value is $104,761.91.

4.      ANNUAL STEP-UP WITH 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER
           (FORM 3313-02)

This Annual Step-Up with 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 80th birthday, subject to a 200% cap, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a direct basis (i.e. dollar-for-dollar) and/or on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON DECEASED'S 80TH BIRTHDAY. If an Owner, (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:

(a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive Market Value Adjustment ("MVA"), if applicable;

(b) gross payments accumulated daily at 7%, starting on the date each gross payment is applied and ending on the date of death, adjusted for withdrawals as they occur. This value cannot exceed 200% of the total of gross payments and Payment Credits, adjusted for withdrawals as they occur; and

(c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER DECEASED'S 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the death benefit will be the greatest of:

(a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

(b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals; and

(c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. DEATH ON OR AFTER DECEASED'S 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the greatest of:

(a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Principal Office, increased for any positive MVA, if applicable;

(b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals;

(c) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

(d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS: For purposes of determining the effect of partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct (Dollar-for Dollar) Withdrawals.

(a) PROPORTIONATE WITHDRAWALS. Proportionate Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(b) DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS. Direct (Dollar-for-Dollar) Withdrawals are withdrawals that directly reduce the value referenced in Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract year will be classified as a Direct (Dollar-for-Dollar) Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT (DOLLAR-FOR-DOLLAR) WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

5.      ANNUAL STEP-UP ENHANCED DEATH BENEFIT RIDER (FORM 3265-99)

This Annual Step-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The calculation of the death benefit depends upon whether death occurs (1) before or (2) on or after the deceased's 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit is equal to the GREATEST of:

          (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment;

          (b) gross payments made to the Contract until the date of death, proportionately reduced to reflect withdrawals; or

          (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

          (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

          (b) the death benefit, as calculated under Section I, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), I(c) or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

6.      ANNUAL STEP-UP WITH 5% ROLL-UP ENHANCED DEATH BENEFIT RIDER
           (FORM 3305-01.1 ONLY AVAILABLE IN TEXAS

This Annual Step-Up with 5% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 90th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce applicable values on a direct basis (i.e. dollar for dollar), and/or on a proportionate basis as outlined below. For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS. Proportionate Reduction Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
                ------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

ALL REDUCTIONS UNDER SECTION I(c) AND II(b) BELOW ARE PROPORTIONATE REDUCTION WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR). Direct Reduction Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY. Under the Blended Withdrawal Methodology, if no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 5% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). That part of a withdrawal that exceeds 5% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I. DEATH BEFORE OR ON 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATEST of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

          (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, adjusted for withdrawals as they occur; and

          (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, have been received at the Company's Principal Office, increased for any positive Market Value Adjustment, if applicable;

          (b) the death benefit, as calculated under Section I. Above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and adjusted for subsequent withdrawals.

For the (b) value, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 5% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

7(a)    7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3266-99)

This 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the Contract anniversary prior to the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:

          (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

          (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments and Payment Credits, proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

          (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

          (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b) or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

7(b).   7% ROLL-UP ENHANCED DEATH BENEFIT RIDER (FORM 3303-01)

This 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap. For purposes of determining the effect of withdrawals under this EDB Rider, withdrawals are classified as Proportionate Reduction Withdrawals and/or Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS. Proportionate Reduction Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
                ------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

ALL REDUCTIONS UNDER SECTION II(b) BELOW ARE PROPORTIONATE REDUCTION
WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR). Direct Reduction Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY. Under the Blended Withdrawal Methodology, if no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (i.e. Dollar-for-Dollar). That part of a withdrawal that exceeds 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I. DEATH BEFORE OR ON 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATER of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased for any positive Market Value Adjustment; or

          (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, reduced to reflect withdrawals using the Blended Withdrawal Methodology.

The value determined in section (b) above cannot exceed a cap of 200% of gross payments and Payment Credits, with both the value and the cap reduced by subsequent withdrawals using the Blended Withdrawal Methodology.

II. DEATH AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 90th birthday, the death benefit is equal to the GREATER of:

          (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased by any positive Market Value Adjustment; or

          (b) the death benefit, as calculated under Section I above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

Subsequent withdrawals are calculated as Proportionate Reduction Withdrawals as described above.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

8(a).   ANNUAL STEP-UP WITH 7% R0LL-UP ENHANCED DEATH BENEFIT RIDER
           (FORM 3264-99)

This Annual Step-Up with 7% Roll-Up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the Contract anniversary prior to the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap and provides for annual step-ups through the Contract anniversary prior to the deceased's Owner's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATEST of:

          (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

          (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals; and

          (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments and Payment Credits, proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

          (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

          (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), I(c)or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

8(b).   ANNUAL STEP-UP WITH 7% ROLL-UP ENHANCED DEATH BENEFIT RIDER
           (FORM 3304-01)

This Annual Step-Up with 7% Roll-up Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 90th birthday, whichever occurs first, subject to a 200% cap, and also provides for annual step-ups through the Contract anniversary prior to the deceased's Owner's 90th birthday. For purposes of determining the effect of withdrawals under this EDB Rider, withdrawals are classified as Proportionate Reduction Withdrawals and/or Direct Reduction Withdrawals (i.e. Dollar-for Dollar). For purposes of the Blended Withdrawal Methodology discussed below, the Fixed Account and the Guarantee Period Accounts are considered Restricted Funds. ONCE AN ALLOCATION HAS BEEN MADE TO A RESTRICTED FUND, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE PROPORTIONATE REDUCTION WITHDRAWALS.

PROPORTIONATE REDUCTION WITHDRAWALS. Proportionate Reduction Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                            Amount of the Withdrawal
             -------------------------------------------------------
              Accumulated Value determined immediately prior to the
                                   Withdrawal

ALL REDUCTIONS UNDER SECTION II(b) BELOW ARE PROPORTIONATE REDUCTION
WITHDRAWALS.

DIRECT REDUCTION WITHDRAWALS (DOLLAR-FOR-DOLLAR). Direct Reduction Withdrawals are withdrawals that directly reduce (i.e. dollar-for-dollar) the appropriate death benefit value by an amount equal to the amount of the withdrawal.

BLENDED WITHDRAWAL METHODOLOGY. Under the Blended Withdrawal Methodology, if no allocation has ever been made to a Restricted Fund, all withdrawals that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year are Direct Reduction Withdrawals (Dollar-For-Dollar). That part of a withdrawal that exceeds 7% of gross payments (determined as of the Valuation Date of the withdrawal) in a Contract Year is classified as a Proportionate Reduction Withdrawal.

ONCE A PROPORTIONATE REDUCTION WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. SIMILARLY, AS NOTED ABOVE, ONCE AN ALLOCATION IS MADE TO A RESTRICTED FUND (CURRENTLY THE FIXED ACCOUNT AND ANY GUARANTEE PERIOD ACCOUNT), ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR ARE CLASSIFIED AS PROPORTIONATE REDUCTION WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT REDUCTION WITHDRAWALS.

The calculation of the death benefit depends upon whether death occurs (1) before or on or (2) after the deceased's Owner 90th birthday.

I. DEATH BEFORE OR ON 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 90th birthday, the death benefit will be the GREATEST of:

          (a) the Accumulated Value on the date that both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased for any positive Market Value Adjustment;

          (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, adjusted to reflect withdrawals using the Blended Withdrawal Methodology; or

          (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

The value determined in section (b) above cannot exceed a cap of 200% of gross payments and Payment Credits, with both the value and the cap reduced by subsequent withdrawals using the Blended Withdrawal Methodology.

Under section (c) above, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

II. DEATH AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 90th birthday, the death benefit is equal to the GREATER of:

          (a) the Accumulated Value on the date that both the death certificate and all necessary claim paperwork have been received at the Principal Office, increased for any positive Market Value Adjustment; or

          (b) the death benefit, as calculated under Section I above, that would have been payable on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For the (b) value, subsequent withdrawals are calculated as Proportionate Reduction Withdrawals.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

                                   APPENDIX C
                        OPTIONAL ENHANCED EARNINGS RIDER

You may have elected the Enhanced Earnings Rider (EER) at issue if the oldest Owner had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner (or an Annuitant if the Owner is a nonnatural person) dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.

CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.   The death must occur prior to the Annuity Date.

2.   The difference between  (a) and (b) must be greater than zero, where:

     (a) is the Accumulated Value, and

     (b) is gross payments not previously withdrawn.

     IF (a) MINUS (b) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Principal Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.

AMOUNT OF EER BENEFIT

ISSUE AGE 0 TO 65 - If a benefit is payable under the EER and the Contract was issued prior to the oldest Owner's 66th birthday, the benefit will be equal to the LESSER of:

(a) 200% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ISSUE AGE 66 TO 70 - If a benefit is payable under the EER and the Contract was issued on or after the oldest Owner's 66th birthday and before his/her 71st birthday, the benefit will be equal to the LESSER of:

(a) 80% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ISSUE AGE 71 TO 75 - If a benefit is payable under the EER and the Contract was issued on or after the oldest Owner's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

EXAMPLES:

EXAMPLE 1. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x 100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x (150,000 - 100,000)) = $20,000

The EER benefit is equal to $20,000 under (b), which is the lesser of $80,000 (80% x 100,000) and $20,000 (40% x (150,000 - 100,000)).

EXAMPLE 2. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (40% x ($250,000 - $100,000)) = $60,000

The EER benefit is equal to $60,000 under (b), which is the lesser of $80,000 (80% x $100,000) and $60,000 (40% x ($250,000 - $100,000)).

EXAMPLE 3. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($135,000 - $100,000)) = $14,000

The EER benefit is equal to $14,000 under (b), which is the lesser of $80,000 (80% x 100,000) and $14,000 (40% x ($135,000 - $100,000)).

EXAMPLE 4. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $85,000) = $68,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $68,000 (80% x $85,000) and $0 (40% x ($85,000 - $85,000)).

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.   the Annuity Date;

2.   the date the Contract is surrendered;

3.   the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the Scudder Money Market Portfolio and the EER will terminate.

                                   APPENDIX D
                SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume there are no partial withdrawals. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract.

The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

                   HYPOTHETICAL         WITHDRAWAL        SURRENDER
    CONTRACT        ACCUMULATED     WITHOUT SURRENDER       CHARGE         SURRENDER
      YEAR             VALUE          CHARGE AMOUNT       PERCENTAGE        CHARGE
      ----             -----          -------------       ----------        ------
        1           $   56,160         $   7,500             8.5%          $  4,136
        2               60,653             8,653             8.5%             4,250
        3               65,505            13,505             8.5%             4,250
        4               70,745            18,745             8.5%             4,250
        5               76,405            24,405             7.5%             3,750
        6               82,517            30,517             6.5%             3,250
        7               89,119            37,119             5.5%             2,750
        8               96,248            44,248             3.5%             1,750
        9              103,948            51,948             1.5%               750
       10              112,264            60,264             0.0%                 0

WITHDRAWALS -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume that there are withdrawals as detailed below. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract less that portion of any prior withdrawal(s) of payments that are subject to the surrender charge table.

The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Values:

                   HYPOTHETICAL                         WITHDRAWAL        SURRENDER
    CONTRACT        ACCUMULATED                     WITHOUT SURRENDER       CHARGE         SURRENDER
      YEAR             VALUE        WITHDRAWALS       CHARGE AMOUNT       PERCENTAGE         CHARGE
      ----             -----        -----------       -------------       ----------         ------
        1           $  56,160        $       0         $   7,500             8.5%           $    0
        2              60,653                0             8,653             8.5%                0
        3              65,505                0            13,505             8.5%                0
        4              70,745           30,000            18,745             8.5%              957
        5              44,005           10,000             5,812             7.5%              314
        6              36,725            5,000             5,184             6.5%                0
        7              34,264           10,000             5,184             5.5%              265
        8              26,205           15,000             4,461             3.5%              369
        9              12,101            5,000             2,880             1.5%               32
       10               7,669            5,000             2,562             0.0%                0

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is:  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

For purposes of the examples below:

i = the guaranteed interest rate being credited to the guarantee period.

j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

    1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

    2. The date of surrender is seven years (2,555 days) from the expiration date.

    3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

    4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

    5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

           The market value factor = [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   = [(1+.08)/(1+.11)]
                                     (TO THE POWER OF 2555/365) - 1

                                   = (.97297)(TO THE POWER OF 7) - 1

                                   = -.17454

       The Market Value Adjustment = Maximum of the market value factor multiplied by the withdrawal or the
                                     negative of the excess interest earned
                                     over 3%

                                   = Maximum (-.17454 X $62,985.60 or
                                     -$8,349.25)

                                   = Maximum (-$10,992.38 or -$8,349.25)

                                   = -$8,349.25

* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

           The market value factor = [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   = [(1+.08)/(1+.10)]
                                     (TO THE POWER OF 2555/365) - 1

                                   = (.98182)(TO THE POWER OF 7) - 1

                                   = -.12054

       The Market Value Adjustment = the market value factor multiplied by the withdrawal

                                   = -.12054 X $62,985.60

                                   = -$7,592.11

** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

           The market value factor = [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   = [(1+.08)/(1+.05)]
                                     (TO THE POWER OF 2555/365) - 1

                                   = (1.02857)(TO THE POWER OF 7) - 1

                                   = .21798

       The Market Value Adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over 3%

                                   = Minimum of (.21798 X $62,985.60 or
                                     $8,349.25)

                                   = Minimum of ($13,729.78 or $8,349.25)

                                   = $8,349.25

* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

           The market value factor = [(1+i)/(1+j)] (TO THE POWER OF n/365) - 1

                                   = [(1+.08)/(1+.07)]
                                     (TO THE POWER OF 2555/365) - 1

                                   = (1.00935)(TO THE POWER OF 7) - 1

                                   = .06728

       The Market Value Adjustment = the market value factor multiplied by the withdrawal

                                   = .06728 X $62,985.60

                                   = $4,237.90

** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                   APPENDIX E
                         CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT KG



                                                                                  YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------------------------
SUB-ACCOUNT                                                    2003     2002     2001     2000     1999     1998     1997    1996
-----------                                                  ---------------------------------------------------------------------
ALGER AMERICAN BALANCED PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.848    0.981    0.887    1.058    1.000      N/A      N/A     N/A
    End of Period                                              0.996    0.848    0.981    1.014    1.058      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   90,542   95,327   55,574   26,637        0      N/A      N/A     N/A

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.479    0.735    1.014    1.197    1.000      N/A      N/A     N/A
    End of Period                                              0.637    0.479    0.735    0.887    1.197      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   46,804   48,154   44,504   35,277    1,495      N/A      N/A     N/A

CREDIT SUISSE TRUST EMERGING MARKETS PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.581    0.667    0.748    1.000      N/A      N/A      N/A     N/A
    End of Period                                              0.819    0.581    0.667    0.748      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)    9,474    7,270    3,264    1,256      N/A      N/A      N/A     N/A

CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL
PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.344    0.531    0.754    1.000      N/A      N/A      N/A     N/A
    End of Period                                              0.502    0.344    0.531    0.754      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)    6,019    6,009    3,934    2,555      N/A      N/A      N/A     N/A

DREYFUS IP MIDCAP STOCK PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.949    1.100    1.153    1.080    1.000      N/A      N/A     N/A
    End of Period                                              1.233    0.949    1.100    1.153    1.080      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   61,205   61,956   35,401   20,310      516      N/A      N/A     N/A

                                                                                  YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------------------------
SUB-ACCOUNT                                                    2003     2002     2001     2000     1999     1998     1997    1996
-----------                                                  ---------------------------------------------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Unit Value $:
    Beginning of Period                                        0.552    0.788    1.032    1.177    1.000      N/A      N/A     N/A
    End of Period                                              0.686    0.552    0.788    1.032    1.177      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   11,901   13,913   11,818    8,187      878      N/A      N/A     N/A

INVESCO VIF-UTILITIES FUND
Unit Value $:
    Beginning of Period                                        0.532    0.677    1.000      N/A      N/A      N/A      N/A     N/A
    End of Period                                              0.616    0.532    0.677      N/A      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   10,174    9,254    2,849      N/A      N/A      N/A      N/A     N/A

SCUDDER 21ST CENTURY GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.345    0.595    0.784    1.000      N/A      N/A      N/A     N/A
    End of Period                                              0.445    0.345    0.595    0.784      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   23,349   20,307   10,772    5,228      N/A      N/A      N/A     N/A

SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.696    0.997    1.254    1.411    1.057    1.000      N/A     N/A
    End of Period                                              0.871    0.696    0.997    1.254    1.411    1.057      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   37,576   41,844   43,019   44,215   30,553        0      N/A     N/A

SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.857    1.085    1.459    1.563    1.057    1.000      N/A     N/A
    End of Period                                              1.260    0.857    1.085    1.459    1.563    1.057      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   30,661   34,826   37,471   38,150   10,987        0      N/A     N/A

SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.628    0.829    0.947    0.981    1.057    1.000      N/A     N/A
    End of Period                                              0.785    0.628    0.829    0.947    0.981    1.057      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   45,199   46,691   44,293   39,552   34,413        0      N/A     N/A

                                                                                  YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------------------------
SUB-ACCOUNT                                                    2003     2002     2001     2000     1999     1998     1997    1996
-----------                                                  ---------------------------------------------------------------------
SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.800    1.055    1.000      N/A      N/A      N/A      N/A     N/A
    End of Period                                              1.055    0.800    1.055      N/A      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   23,181   20,830    9,388      N/A      N/A      N/A      N/A     N/A

SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.636    0.790    1.159    1.501    1.057    1.000      N/A     N/A
    End of Period                                              0.801    0.636    0.790    1.159    1.501    1.057      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   40,727   42,497   38,684   35,705   19,494        0      N/A     N/A

SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.685    1.002    1.299    1.386    1.000      N/A      N/A     N/A
    End of Period                                              0.906    0.685    1.002    1.299    1.386      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   20,572   21,625   27,383   27,728    5,432      N/A      N/A     N/A

SCUDDER BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.888    1.156    1.392    1.532    1.241    1.105    1.000     N/A
    End of Period                                              1.114    0.888    1.156    1.392    1.532    1.241    1.105     N/A
Number of Units Outstanding at End of Period (in thousands)   84,330   95,152  108,416  104,322   85,136   49,320   13,179     N/A

SCUDDER FIXED INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.334    1.252    1.201    1.109    1.148    1.079    1.003   1.000
    End of Period                                              1.383    1.334    1.252    1.201    1.109    1.148    1.079   1.003
Number of Units Outstanding at End of Period (in thousands)   66,674   78,141   49,367   39,396   41,387   29,010    8,255      22

SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.815    0.981    1.177    1.235    1.057    1.000      N/A     N/A
    End of Period                                              1.037    0.815    0.981    1.177    1.235    1.057      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   20,336   20,709   18,168   15,371    8,559        0      N/A     N/A

                                                                                  YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------------------------
SUB-ACCOUNT                                                    2003     2002     2001     2000     1999     1998     1997    1996
-----------                                                  ---------------------------------------------------------------------
SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.381    1.296    1.223    1.118    1.126    1.067    0.993   1.000
    End of Period                                              1.392    1.381    1.296    1.223    1.118    1.126    1.067   0.993
Number of Units Outstanding at End of Period (in thousands)  109,356  184,162   80,609   42,764   45,653   28,997    7,815     498

SCUDDER GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.778    1.117    1.459    1.828    1.352    1.191    0.995   1.000
    End of Period                                              0.956    0.778    1.117    1.459    1.828    1.352    1.191   0.995
Number of Units Outstanding at End of Period (in thousands)   63,007   71,095   86,984   95,167   76,104   56,608   24,186     370

SCUDDER HIGH INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.014    1.031    1.019    1.132    1.124    1.123    1.020   1.000
    End of Period                                              1.245    1.014    1.031    1.019    1.132    1.124    1.123   1.020
Number of Units Outstanding at End of Period (in thousands)  120,130  124,810  120,205  115,238  130,757  132,619   64,934     941

SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.855    1.002    1.345    1.715    1.194    1.100    1.019   1.000
    End of Period                                              1.094    0.855    1.002    1.345    1.715    1.194    1.100   1.019
Number of Units Outstanding at End of Period (in thousands)   38,494   44,113   40,663   45,507   41,325   46,830   30,789     360

SCUDDER LARGE CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.337    1.595    1.588    1.387    1.566    1.332    1.036   1.000
    End of Period                                              1.748    1.337    1.595    1.588    1.387    1.566    1.332   1.036
Number of Units Outstanding at End of Period (in thousands)   58,024   67,066   70,516   71,229   89,798   90,048   53,634     317

SCUDDER MONEY MARKET PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.194    1.195    1.168    1.116    1.080    1.042    1.004   1.000
    End of Period                                              1.186    1.194    1.195    1.168    1.116    1.080    1.042   1.004
Number of Units Outstanding at End of Period (in thousands)   99,559  180,367  183,584   82,252   59,036   28,692   15,760   1,904

                                                                                  YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------------------------
SUB-ACCOUNT                                                    2003     2002     2001     2000     1999     1998     1997    1996
-----------                                                  ---------------------------------------------------------------------
SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.822    1.253    1.785    2.027    1.528    1.309    0.989   1.000
    End of Period                                              1.077    0.822    1.253    1.785    2.027    1.528    1.309   0.989
Number of Units Outstanding at End of Period (in thousands)   51,463   52,450   50,132   51,239   37,457   34,993   16,339     210

SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.192    1.087    1.047    1.035    1.115    1.019    1.000     N/A
    End of Period                                              1.268    1.192    1.087    1.047    1.035    1.115    1.019     N/A
Number of Units Outstanding at End of Period (in thousands)   22,654   24,668    7,082    3,951    3,483    2,760    1,317     N/A

SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.577    0.908    1.361    1.761    1.000      N/A      N/A     N/A
    End of Period                                              0.834    0.577    0.908    1.361    1.761      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   78,219   79,087   92,061   89,808   31,063      N/A      N/A     N/A

SCUDDER TOTAL RETURN PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.112    1.330    1.436    1.496    1.321    1.164    0.984   1.000
    End of Period                                              1.293    1.112    1.330    1.436    1.496    1.321    1.164   0.984
Number of Units Outstanding at End of Period (in thousands)  158,329  182,254  198,614  155,491  141,157   85,265   31,284     353

SVS DAVIS VENTURE VALUE PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.781    0.941    1.000      N/A      N/A      N/A      N/A     N/A
    End of Period                                              1.000    0.781    0.941      N/A      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   53,580   53,865   19,314      N/A      N/A      N/A      N/A     N/A

SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.962    1.066    1.136    0.907    1.057    1.000      N/A     N/A
    End of Period                                              1.215    0.962    1.066    1.136    0.907    1.057      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   33,869   38,046   33,628   28,132   20,494        0      N/A     N/A

                                                                                  YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------------------------
SUB-ACCOUNT                                                    2003     2002     2001     2000     1999     1998     1997    1996
-----------                                                  ---------------------------------------------------------------------
SVS DREMAN HIGH RETURN EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.931    1.152    1.149    0.983    1.057    1.000      N/A     N/A
    End of Period                                              1.211    0.931    1.152    1.149    0.893    1.057      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)  161,745  173,201  116,791   75,998   78,707        0      N/A     N/A

SVS DREMAN SMALL CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period                                        1.133    1.296    1.117    1.089    1.074    1.227    1.022     N/A
    End of Period                                              1.586    1.133    1.296    1.117    1.089    1.074    1.227     N/A
Number of Units Outstanding at End of Period (in thousands)   71,093   75,953   48,921   34,644   39,614   49,408   29,597     N/A

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.668    0.941    1.149    1.281    1.000      N/A      N/A     N/A
    End of Period                                              0.834    0.668    0.941    1.149    1.281      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   27,042   28,400   20,636   16,016      637      N/A      N/A     N/A

SVS FOCUS VALUE+GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.966    1.322    1.565    1.652    1.438    1.213    0.981   1.000
    End of Period                                              1.264    0.966    1.322    1.565    1.652    1.438    1.213   0.981
Number of Units Outstanding at End of Period (in thousands)   47,813   53,920   59,456   62,362   66,589   64,931   30,946     197

SVS INDEX 500 PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.643    0.840    0.968    1.090    1.000      N/A      N/A     N/A
    End of Period                                              0.811    0.643    0.840    0.968    1.090      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)  120,291  118,554   76,215   52,751   17,600      N/A      N/A     N/A

SVS INVESCO DYNAMIC GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.594    0.872    1.000      N/A      N/A      N/A      N/A     N/A
    End of Period                                              0.794    0.594    0.872      N/A      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)    8,395   10,088    2,671      N/A      N/A      N/A      N/A     N/A

                                                                                  YEAR ENDED DECEMBER 31ST
                                                             ---------------------------------------------------------------------
SUB-ACCOUNT                                                    2003     2002     2001     2000     1999     1998     1997    1996
-----------                                                  ---------------------------------------------------------------------
SVS JANUS GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.696    0.888    1.027    1.147    1.000      N/A      N/A     N/A
    End of Period                                              0.857    0.696    0.888    1.027    1.147      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   65,699   78,752   74,334   62,660   10,483      N/A      N/A     N/A

SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.522    0.783    1.014    1.162    1.000      N/A      N/A     N/A
    End of Period                                              0.652    0.522    0.763    1.014    1.162      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   60,325   71,942   85,539   83,630   11,026      N/A      N/A     N/A

SVS MFS STRATEGIC VALUE PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.804    1.000      N/A      N/A      N/A      N/A      N/A     N/A
    End of Period                                              1.005    0.804      N/A      N/A      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)    4,085    2,940      N/A      N/A      N/A      N/A      N/A     N/A

SVS OAK STRATEGIC EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.447    0.753    1.000      N/A      N/A      N/A      N/A     N/A
    End of Period                                              0.661    0.447    0.753      N/A      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   21,297   18,298    9,786      N/A      N/A      N/A      N/A     N/A

SVS TURNER MID CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                        0.584    0.875    1.000      N/A      N/A      N/A      N/A     N/A
    End of Period                                              0.855    0.584    0.875      N/A      N/A      N/A      N/A     N/A
Number of Units Outstanding at End of Period (in thousands)   26,882   21,986    6,848      N/A      N/A      N/A      N/A     N/A

                         CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT KG


                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
ALGER AMERICAN BALANCED PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.866      1.003      1.000
    End of Period                                                1.014      0.866      1.003
Number of Units Outstanding at End of Period (in thousands)      1,686      1,845        839

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.643      0.989      1.000
    End of Period                                                0.853      0.643      0.989
Number of Units Outstanding at End of Period (in thousands)        307        328         94

CREDIT SUISSE TRUST EMERGING MARKETS PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.820      0.942      1.000
    End of Period                                                1.154      0.820      0.942
Number of Units Outstanding at End of Period (in thousands)         60         68     14.256

CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL
PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.613      0.946      1.000
    End of Period                                                0.891      0.613      0.946
Number of Units Outstanding at End of Period (in thousands)          0      2.000      2.000

DREYFUS IP MIDCAP STOCK PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.868      1.008      1.000
    End of Period                                                1.126      0.868      1.008
Number of Units Outstanding at End of Period (in thousands)        569        662        249

                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Unit Value $:
    Beginning of Period                                          0.652      0.932      1.000
    End of Period                                                0.809      0.652      0.932
Number of Units Outstanding at End of Period (in thousands)         69        124          9

INVESCO VIF-UTILITIES FUND
Unit Value $:
    Beginning of Period                                          0.623      0.795      1.000
    End of Period                                                0.721      0.623      0.795
Number of Units Outstanding at End of Period (in thousands)        309        280    140.474

SCUDDER 21ST CENTURY GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.541      0.936          1
    End of Period                                                0.697      0.541          1
Number of Units Outstanding at End of Period (in thousands)        180        173         49

SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.679      0.974      1.000
    End of Period                                                0.848      0.679      0.974
Number of Units Outstanding at End of Period (in thousands)        327        339        176

SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.745      0.945      1.000
    End of Period                                                1.094      0.745      0.945
Number of Units Outstanding at End of Period (in thousands)        190        181         49

                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.738      0.975      1.000
    End of Period                                                0.921      0.738      0.975
Number of Units Outstanding at End of Period (in thousands)        595        606        250

SCUDDER HEALTH SCIENCES PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.786      1.038      1.000
    End of Period                                                1.035      0.786      1.038
Number of Units Outstanding at End of Period (in thousands)        540        514    309.323

SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.699      0.869      1.000
    End of Period                                                0.879      0.699      0.869
Number of Units Outstanding at End of Period (in thousands)        173    191.852     57.368

SCUDDER AGGRESSIVE GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.668      0.979      1.000
    End of Period                                                0.883      0.668      0.979
Number of Units Outstanding at End of Period (in thousands)        192        202    145.216

SCUDDER BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.729      0.951      1.000
    End of Period                                                0.913      0.729      0.951
Number of Units Outstanding at End of Period (in thousands)        883        912        515

                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
SCUDDER FIXED INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                          1.080      1.016      1.000
    End of Period                                                1.118      1.080      1.016
Number of Units Outstanding at End of Period (in thousands)        163      2,709        275

SCUDDER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.787      0.949      1.000
    End of Period                                                1.001      0.787      0.949
Number of Units Outstanding at End of Period (in thousands)        119        175         38

SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO
Unit Value $:
    Beginning of Period                                          1.090      1.025      1.000
    End of Period                                                1.098      1.000      1.025
Number of Units Outstanding at End of Period (in thousands)      2,210      3,897        840

SCUDDER GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.663      0.954      1.000
    End of Period                                                0.814      0.663      0.954
Number of Units Outstanding at End of Period (in thousands)        158        107         43

SCUDDER HIGH INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.968      0.987      1.000
    End of Period                                                1.188      0.968      0.987
Number of Units Outstanding at End of Period (in thousands)      1,176        794        466

SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.800      0.940      1.000
    End of Period                                                1.023      0.800      0.940
Number of Units Outstanding at End of Period (in thousands)        210        127          2

                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
SCUDDER LARGE CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.845      1.009      1.000
    End of Period                                                1.103      0.845      1.009
Number of Units Outstanding at End of Period (in thousands)        478        476        147

SCUDDER MONEY MARKET PORTFOLIO
Unit Value $:
    Beginning of Period                                          1.003      1.005      1.000
    End of Period                                                0.995      1.003      1.005
Number of Units Outstanding at End of Period (in thousands)      1,763      3,946      2,329

SCUDDER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.609      0.930      1.000
    End of Period                                                0.797      0.609      0.930
Number of Units Outstanding at End of Period (in thousands)        498        155         56

SCUDDER STRATEGIC INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                          1.115      1.017      1.000
    End of Period                                                1.184      1.115      1.017
Number of Units Outstanding at End of Period (in thousands)      2,336      2,181        425

SCUDDER TECHNOLOGY GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.605      0.954      1.000
    End of Period                                                0.874      0.605      0.954
Number of Units Outstanding at End of Period (in thousands)      1,052      1,101        824

SCUDDER TOTAL RETURN PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.826      0.990      1.000
    End of Period                                                0.960      0.826      0.990
Number of Units Outstanding at End of Period (in thousands)      1,154      1,171        460

                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
SVS DAVIS VENTURE VALUE PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.814      0.922          1
    End of Period                                                1.041      0.814   0.922049
Number of Units Outstanding at End of Period (in thousands)        981      1,022    2641.44

SVS DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.883      0.981      1.000
    End of Period                                                1.114      0.883      0.981
Number of Units Outstanding at End of Period (in thousands)        482        362        233

SVS DREMAN HIGH RETURN EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.802      0.994      1.000
    End of Period                                                1.042      0.802      0.994
Number of Units Outstanding at End of Period (in thousands)      1,864      2,338      1,119

SVS DREMAN SMALL CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.913      1.046      1.000
    End of Period                                                1.277      0.913      1.046
Number of Units Outstanding at End of Period (in thousands)        805        699        401

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.693      0.978      1.000
    End of Period                                                0.864      0.693      0.978
Number of Units Outstanding at End of Period (in thousands)        161        192         49

SVS FOCUS VALUE+GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.683      0.937      1.000
    End of Period                                                0.893      0.683      0.937
Number of Units Outstanding at End of Period (in thousands)        187        217         94

                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
SVS INDEX 500 PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.742      0.970      1.000
    End of Period                                                0.934      0.742      0.970
Number of Units Outstanding at End of Period (in thousands)      1,033      1,106        415

SVS INVESCO DYNAMIC GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.680      0.999          1
    End of Period                                                0.907      0.680   0.999334
Number of Units Outstanding at End of Period (in thousands)         43         32     15.628

SVS JANUS GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.752      0.962      1.000
    End of Period                                                0.925      0.752      0.962
Number of Units Outstanding at End of Period (in thousands)        608        616        250

SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.625      0.916      1.000
    End of Period                                                0.780      0.625      0.916
Number of Units Outstanding at End of Period (in thousands)        242        285        294

SVS MFS STRATEGIC EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.804        N/A        N/A
    End of Period                                                1.003      0.804        N/A
Number of Units Outstanding at End of Period (in thousands)         28         12        N/A

SVS OAK STRATEGIC EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.573      0.966          1
    End of Period                                                0.845      0.573   0.965727
Number of Units Outstanding at End of Period (in thousands)        223        255     34.937

                                                                       YEAR ENDED
                                                                      DECEMBER 31ST
                                                             -------------------------------
SUB-ACCOUNT                                                    2003       2002        2001
-----------                                                  -------------------------------
SVS TURNER MID CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period                                          0.646      0.968          1
    End of Period                                                0.944      0.646   0.968348
Number of Units Outstanding at End of Period (in thousands)        273        286    138.401

                                   APPENDIX F
          EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

                              AFLIAC CONTRACTS ONLY

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a variable Life with Period Certain annuity payout option of Single Life with Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 1,370 Annuity Units and the first monthly annuity benefit payment is equal to $1,370. The following examples assume a net return of 8% (gross return of 9.4%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

          Annuity Units prior to withdrawal = 1,370
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

          Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
          Present Value of Future Guaranteed Annuity Benefit Payments = $119,961.92

          Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 x
          75%)

          Annuity Units after withdrawal = 342.50 (1,370 x (1 -
          (89,971.44/119,961.92)))

          Annuity Unit Value on the date of withdrawal = 1.09944

          Monthly Annuity Benefit Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

          Annuity Units prior to withdrawal = 1,370
          Annuity Unit Value on the date of withdrawal = 1.39350
          Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

          Rate used in Present Value Determination = 3% (3% AIR)
          Present Value of Future Guaranteed Annuity Benefit Payments =
          $65,849.08

          Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 x
          75%)

          Annuity Units after withdrawal = 342.50 (1,370 x (1 -
          (49,386.81/65,849.08)))
          Annuity Unit Value on the date of withdrawal = 1.39350
          Monthly Annuity Benefit Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

          Last Monthly Annuity Benefit Payment = $1,436.50
          Withdrawal Amount = $14,365.00 (10 x 1,436.50)

          Annuity Units prior to withdrawal = 1,370
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

          Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
          Present Value of Future Annuity Benefit Payments = $234,482.77

          Annuity Units after withdrawal = 1,286.07 (1,370 x (1 -
          (14,365.00/234,482.77)))
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

          Last Monthly Annuity Benefit Payment = $1,820.71
          Withdrawal Amount = $18,207.10 (10 x 1,820.71)

          Annuity Units prior to withdrawal = 1,370
          Annuity Unit Value on the date of withdrawal = 1.39350
          Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

          Rate used in Present Value Determination = 3% (3% AIR)
          Present Value of Future Annuity Benefit Payments = $268,826.18

          Annuity Units after withdrawal = 1,272.71 (1,370 x (1 -
          (18,207.10/268,826.18)))
          Annuity Unit Value on the date of withdrawal = 1.39350
          Monthly Annuity Benefit Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

          Annuity Units prior to withdrawal = 1,370
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

          Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
          Present Value of future Guaranteed Annuity Benefit Payments = $119,961.92

          Withdrawal = $10,000

          Annuity Units after withdrawal = 1,255.80 (1,370 x (1 -
          (10,000/119,961.92)))
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

          Annuity Units prior to withdrawal = 1,370
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

          Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
          Present Value of future Annuity Benefit Payments = $234,482.77

          Withdrawal = $10,000

          Annuity Units after withdrawal = 1,311.57 (1,370 x (1 -
          (10,000/$234,482.77)))
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.

                                   APPENDIX G
                      EXAMPLES OF PRESENT VALUE WITHDRAWALS

                              FAFLIC CONTRACTS ONLY

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a period certain variable annuity payout option of Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 2,402.50 Annuity Units and the first monthly annuity benefit payment is equal to $2,402.50. The following examples assume a net return of 8% (gross return of 9.60%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take a $150,000 Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

          Annuity Units prior to withdrawal = 2,402.50
          Annuity Unit Value on the date of withdrawal = 1.09944
          Monthly Annuity Benefit Payment prior to withdrawal = $2,641.41

          Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
          Present Value of Future Guaranteed Annuity Benefit Payments = $218,003.72

          Present Value Withdrawal Amount = $150,000

          Annuity Units after withdrawal = 749.43(2,402,5 X
          (1-(150,000/218,003.72)))

          Annuity Unit Value on the date of withdrawal = 1.09944

          Monthly Annuity Benefit Payment after withdrawal = $823.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge of 1%.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take a $150,000 Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

          Annuity Units prior to withdrawal = 2,402.50
          Annuity Unit Value on the date of withdrawal = 1.39350
          Monthly Annuity Benefit Payment prior to withdrawal = $3,347.87

          Rate used in Present Value Determination = 3% (3% AIR)
          Present Value of Future Guaranteed Annuity Benefit Payments = $115,476.29

          Present Value Withdrawal Amount = $150,000

          Annuity Units after withdrawal = 1362.24 (2402.5 X
          (1-(50,000/115,476.29)))
          Annuity Unit Value on the date of withdrawal = 1.39350
          Monthly Annuity Benefit Payment after withdrawal = $1,898.29

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

      FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS FUNDED
                                    THROUGH

                                 SUB-ACCOUNTS OF

                               SEPARATE ACCOUNT KG

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE SCUDDER GATEWAY PLUS PROSPECTUS OF SEPARATE ACCOUNT KG, DATED APRIL 30, 2004 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8380.

                              DATED APRIL 30, 2004


FAFLIC Scudder Gateway Plus

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                        3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY         4

SERVICES                                                               4

UNDERWRITERS                                                           5

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION             5

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM            6

PERFORMANCE INFORMATION                                                7

TAX-DEFERRED ACCUMULATION                                              16

FINANCIAL STATEMENTS                                                   F-1

                         GENERAL INFORMATION AND HISTORY

Separate Account KG (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Prior to December 31, 2002, the Company was the immediate parent of Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an indirect wholly-owned subsidiary of AFC). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2003, the Company had over $4.8 billion in assets and over $6.2 billion of life insurance in force.


Several Sub-Accounts of the Variable Account are available under the Scudder Gateway Plus (the "Contract"). Each Sub-Account invests exclusively in shares of one of the following funds:


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
INVESCO VIF-Utilities Fund


THE ALGER AMERICAN FUND
Alger American Balanced Portfolio
Alger American Leveraged AllCap Portfolio

CREDIT SUISSE TRUST
Credit Suisse Trust Emerging Markets Portfolio
Credit Suisse Trust Global Post-Venture Capital Portfolio

DREYFUS INVESTMENT PORTFOLIOS
Dreyfus IP MidCap Stock Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Dreyfus Socially Responsible Growth Fund, Inc.

SCUDDER VARIABLE SERIES I (CLASS A)
Scudder 21st Century Growth Portfolio
Scudder Capital Growth Portfolio
Scudder Global Discovery Portfolio
Scudder Growth and Income Portfolio
Scudder Health Sciences Portfolio
Scudder International Portfolio

SCUDDER VARIABLE SERIES II (CLASS A)
Scudder Aggressive Growth Portfolio
Scudder Blue Chip Portfolio
Scudder Fixed Income Portfolio
Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio
Scudder High Income Portfolio
Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Money Market Portfolio
Scudder Small Cap Growth Portfolio
Scudder Strategic Income Portfolio
Scudder Technology Growth Portfolio
Scudder Total Return Portfolio
SVS Davis Venture Value Portfolio
SVS Dreman Financial Services Portfolio
SVS Dreman High Return Equity Portfolio
SVS Dreman Small Cap Value Portfolio
SVS Eagle Focused Large Cap Growth Portfolio
SVS Focus Value+Growth Portfolio
SVS Index 500 Portfolio
SVS INVESCO Dynamic Growth Portfolio
SVS Janus Growth And Income Portfolio
SVS Janus Growth Opportunities Portfolio
SVS MFS Strategic Value Portfolio
SVS Oak Strategic Equity Portfolio
SVS Turner Mid Cap Growth Portfolio

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES


SERVICE PROVIDERS


CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the financial statements of Separate Account KG of the Company as of December 31, 2003 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.


OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                                  UNDERWRITERS

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Contract. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Contracts were sold by agents of Allmerica Financial who were registered representatives of VeraVest or by certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts. As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.

The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect that paid lower initial commissions amounts but with ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to VeraVest Investments, Inc. for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 2001, 2002, and 2003 were $2,281,866.35, $2,099,750.25 and $3,965.51.

No commissions were retained by VeraVest Investments, Inc. for sales of all contracts funded by Separate Account KG (including contracts not described in the Prospectus) for the years 2001, 2002, and 2003.


           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period                        $  1.135000

(2) Value of Assets -- Beginning of Valuation Period                            $ 5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses               $     1,675

(4) Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)     0.000335

(5) Annual Charge (one-day equivalent of 1.55% per annum)                          0.000042

(6) Net Investment Rate (4) - (5)                                                  0.000293

(7) Net Investment Factor 1.000000 + (6)                                           1.000293

(8) Accumulation Unit Value -- Current Period (1) x (7)                         $  1.135333

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134572.

The method for determining the amount of annuity benefit payments is described in detail under "Variable Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the assumed investment return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit Values will not be the same as Accumulation Unit Values because the former reflect the 3.0% assumed investment return used in the annuity rate calculations. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999919 (the one-day adjustment factor for the assumed investment return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105120 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or
267.5818 times $1.105120, which produces a current monthly payment of $295.71.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAMS. To the extent permitted by law, the Company reserves the right to offer Enhanced Automatic Transfer Program(s) from time to time. If you elect to participate, the Company will credit an enhanced interest rate to payments made to the Enhanced Automatic Transfer Program. Eligible payments:

-    must be new payments to the Contract, including the initial payment,

-    must be allocated to the Fixed Account, which will be the source account,

- must be automatically transferred out of the Fixed Account to one or more Sub- Accounts over a specified time period and

-    will receive the enhanced rate while they remain in the Fixed Account.

Payments to different Enhanced Automatic Transfer Programs will be handled in accordance with the instructions for each particular program.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

   P(1 + T)(TO THE POWER OF (n))  =   ERV

   Where:   P                     =   a hypothetical initial payment to the Variable Account of $1,000

            T                     =   average annual total return

            n                     =   number of years

            ERV                   =   the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.55% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

               COMPLETE YEARS FROM DATE
                      OF PAYMENT                              CHARGE
               ------------------------                       ------
                      Less than 4                              8.5%
                      Less than 5                              7.5%
                      Less than 6                              6.5%
                      Less than 7                              5.5%
                      Less than 8                              3.5%
                      Less than 9                              1.5%
                      Thereafter                                 0

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return reflect the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

   P(1 + T)(TO THE POWER OF (n))  =   EV

   Where:   P                     =   a hypothetical initial payment to the Variable Account of $1,000

            T                     =   average annual total return

            n                     =   number of years

            EV                    =   the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.55% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the standardized manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the effect of the $35 annual Contract fee, the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any optional Rider charges.

Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time, except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

Performance results in Tables 1A and 2A reflect the applicable deductions for the Contract fee, Sub-Account charges and Underlying Fund charges under this Contract and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period. Neither set of tables include optional Rider charges and neither sets reflects the 4% Payment Credit. Performance results in Tables 3 and 4, however, do reflect the 4% Payment Credit but also include all applicable deductions for the Contract Fee, Sub-Account charges, Underlying Fund charges and assume that the Contract is surrendered at the end of the applicable period. They do not include any optional Rider charge.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as that in Tables 1A and 1B; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under this Contract.

The performance shown in Table 3 is calculated in exactly the same manner as that in Table 1A except that it is adjusted upward to reflect the 4% Payment Credit. Similarly, performance shown in Table 4 is calculated in exactly the same manner as that in Table 2A but is adjusted upward to reflect the 4% Payment Credit.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                               PERFORMANCE TABLES
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                    TABLE 1A
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2003

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                     10 YEARS
                                                                         FOR YEAR                   (OR SINCE
                                                         SUB-ACCOUNT       ENDED                    INCEPTION
                                                        INCEPTION DATE   12/31/03      5 YEARS       IF LESS)
                                                        --------------   --------      -------     -----------
Alger American Balanced Portfolio                             11/15/99      8.51%          N/A           -2.71%
Alger American Leveraged AllCap Portfolio                     11/15/99     24.09%          N/A           -9.07%
Credit Suisse Trust Emerging Markets Portfolio                  5/1/00     32.16%          N/A            2.78%
Credit Suisse Trust Global Post-Venture Capital
  Portfolio                                                     5/1/00     36.89%          N/A           -7.39%
Dreyfus IP MidCap Stock Portfolio                              6/23/99     21.06%          N/A            1.63%
Dreyfus Socially Responsible Growth Fund, Inc.                 6/23/99     15.53%          N/A          -10.97%
INVESCO VIF-Utilities Fund                                      5/1/01      7.25%          N/A          -15.08%
Scudder 21st Century Growth Portfolio                           5/1/00     20.33%          N/A          -16.17%
Scudder Capital Growth Portfolio                               5/11/98     16.39%        -6.17%          -9.26%
Scudder Global Discovery Portfolio                              5/6/98     38.25%         3.42%           0.55%
Scudder Growth and Income Portfolio                             5/1/98     16.21%        -6.16%          -6.26%
Scudder Health Sciences Portfolio                               5/1/01     23.05%          N/A           -1.74%
Scudder International Portfolio                                 5/6/98     17.25%        -6.34%          -7.95%
Scudder Aggressive Growth Portfolio                             5/3/99     23.53%          N/A           -7.79%
Scudder Blue Chip Portfolio                                     5/1/97     16.66%        -4.66%          -6.63%
Scudder Fixed Income Portfolio                                12/12/96     -4.16%         0.92%           1.26%
Scudder Global Blue Chip Portfolio                             5/12/98     18.61%        -1.52%          -2.98%
Scudder Government & Agency Securities Portfolio               12/4/96     -6.81%        -1.99%           0.50%
Scudder Growth Portfolio                                       12/4/96     14.27%        -9.00%         -10.74%
Scudder High Income Portfolio                                 11/13/96     14.06%        -0.77%           3.88%
Scudder International Select Equity Portfolio                 11/13/96     19.30%        -4.10%          -2.10%
Scudder Large Cap Value Portfolio                             11/13/96     21.96%        -0.64%           0.81%
Scudder Money Market Portfolio                                11/20/96     -8.10%        -3.11%          -3.32%
Scudder Small Cap Growth Portfolio                             12/4/96     22.36%        -9.03%         -11.50%
Scudder Strategic Income Portfolio                              5/1/97     -1.61%        -0.29%           3.73%
Scudder Technology Growth Portfolio                             5/3/99     35.76%          N/A           -8.23%
Scudder Total Return Portfolio                                11/29/96      7.59%        -3.05%          -4.77%
SVS Davis Venture Value Portfolio                               5/1/01     19.18%          N/A           -1.59%
SVS Dreman Financial Services Portfolio                         5/4/98     17.56%         1.85%           1.25%
SVS Dreman High Return Equity Portfolio                         5/4/98     21.16%         0.61%          -1.63%
SVS Dreman Small Cap Value Portfolio                          11/13/96     31.21%         5.41%           7.20%
SVS Eagle Focused Large Cap Growth Portfolio                  10/29/99     16.05%          N/A           -8.58%
SVS Focus Value+Growth Portfolio                              11/29/96     22.08%        -5.04%          -7.38%
SVS Index 500 Portfolio                                         9/1/99     17.29%          N/A           -5.84%
SVS INVESCO Dynamic Growth Portfolio                            5/1/01     24.93%          N/A           -6.75%
SVS Janus Growth And Income Portfolio                         10/29/99     14.39%          N/A           -6.08%
SVS Janus Growth Opportunities Portfolio                      10/29/99     16.26%          N/A          -12.26%
SVS MFS Strategic Value Portfolio                               5/1/02     16.27%          N/A           -4.25%
SVS Oak Strategic Equity Portfolio                              5/1/01     38.93%          N/A           -9.43%
SVS Turner Mid Cap Growth Portfolio                             5/1/01     37.67%          N/A           -5.27%

                                    TABLE 1B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2003

                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                           SUB-ACCO
                                                             UNT         FOR YEAR                    SINCE
                                                          INCEPTION        ENDED                  INCEPTION OF
                                                             DATE        12/31/03      5 YEARS     SUB-ACCOUNT
                                                        --------------   --------      -------    ------------
Alger American Balanced Portfolio                             11/15/99     17.19%          N/A            0.58%
Alger American Leveraged AllCap Portfolio                     11/15/99     32.64%          N/A           -6.20%
Credit Suisse Trust Emerging Markets Portfolio                  5/1/00     40.67%          N/A            5.95%
Credit Suisse Trust Global Post-Venture Capital
Portfolio                                                       5/1/00     45.40%          N/A           -4.54%
Dreyfus IP MidCap Stock Portfolio                              6/23/99     29.68%          N/A            4.92%
Dreyfus Socially Responsible Growth Fund, Inc.                 6/23/99     24.05%          N/A           -8.20%
INVESCO VIF-Utilities Fund                                      5/1/01     15.65%          N/A          -12.39%
Scudder 21st Century Growth Portfolio                           5/1/00     28.85%          N/A          -13.56%
Scudder Capital Growth Portfolio                               5/11/98     24.92%        -3.96%          -6.42%
Scudder Global Discovery Portfolio                              5/6/98     46.78%         5.54%           3.68%
Scudder Growth and Income Portfolio                             5/1/98     24.78%        -3.70%          -3.28%
Scudder Health Sciences Portfolio                               5/1/01     31.63%          N/A            1.39%
Scudder International Portfolio                                 5/6/98     25.77%        -4.19%          -5.08%
Scudder Aggressive Growth Portfolio                             5/3/99     32.06%          N/A           -4.91%
Scudder Blue Chip Portfolio                                     5/1/97     25.28%        -2.28%          -3.59%
Scudder Fixed Income Portfolio                                12/12/96      3.51%         3.64%           4.60%
Scudder Global Blue Chip Portfolio                             5/12/98     27.13%         0.82%           0.03%
Scudder Government & Agency Securities Portfolio               12/4/96      0.67%         0.64%           3.84%
Scudder Growth Portfolio                                       12/4/96     22.78%        -6.83%          -7.97%
Scudder High Income Portfolio                                 11/13/96     22.69%         1.94%           7.20%
Scudder International Select Equity Portfolio                 11/13/96     27.82%        -1.87%           0.92%
Scudder Large Cap Value Portfolio                             11/13/96     30.54%         2.07%           4.02%
Scudder Money Market Portfolio                                11/20/96     -0.85%        -0.68%          -0.22%
Scudder Small Cap Growth Portfolio                             12/4/96     30.89%        -6.88%          -8.73%
Scudder Strategic Income Portfolio                              5/1/97      6.18%         2.45%           7.05%
Scudder Technology Growth Portfolio                             5/3/99     44.33%          N/A           -5.30%
Scudder Total Return Portfolio                                11/29/96     16.11%        -0.57%          -1.66%
SVS Davis Venture Value Portfolio                               5/1/01     27.83%          N/A            1.63%
SVS Dreman Financial Services Portfolio                         5/4/98     26.15%         4.48%           4.47%
SVS Dreman High Return Equity Portfolio                         5/4/98     29.88%         3.37%           1.68%
SVS Dreman Small Cap Value Portfolio                          11/13/96     39.83%         7.96%          10.38%
SVS Eagle Focused Large Cap Growth Portfolio                  10/29/99     24.58%          N/A           -5.73%
SVS Focus Value+Growth Portfolio                              11/29/96     30.61%        -2.69%          -4.48%
SVS Index 500 Portfolio                                         9/1/99     25.94%          N/A           -2.72%
SVS INVESCO Dynamic Growth Portfolio                            5/1/01     33.44%          N/A           -3.87%
SVS Janus Growth And Income Portfolio                         10/29/99     22.96%          N/A           -3.10%
SVS Janus Growth Opportunities Portfolio                      10/29/99     24.78%          N/A           -9.52%
SVS MFS Strategic Value Portfolio                               5/1/02     24.78%          N/A            0.16%
SVS Oak Strategic Equity Portfolio                              5/1/01     47.47%          N/A           -6.58%
SVS Turner Mid Cap Growth Portfolio                             5/1/01     46.20%          N/A           -2.31%

                                    TABLE 2A
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2003

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                   10 YEARS
                                                                                                   (OR SINCE
                                                                                                  INCEPTION OF
                                                             PORTFOLIO  FOR YEAR                   UNDERLYING
                                                             INCEPTION   ENDED                     PORTFOLIO
                                                                DATE    12/31/03       5 YEARS     IF LESS)
                                                             ---------  --------       -------    ------------
Alger American Balanced Portfolio                               9/5/89      8.51%         1.05%           7.29%
Alger American Leveraged AllCap Portfolio                      1/25/95     24.09%        -3.62%          13.15%
Credit Suisse Trust Emerging Markets Portfolio                12/31/97     32.16%         3.40%          -1.38%
Credit Suisse Trust Global Post-Venture Capital
Portfolio                                                      9/30/96     36.89%        -5.33%          -2.26%
Dreyfus IP MidCap Stock Portfolio                               5/1/98     21.06%         1.79%           0.97%
Dreyfus Socially Responsible Growth Fund, Inc.                 10/7/93     15.53%        -7.99%           5.24%
INVESCO VIF-Utilities Fund                                      1/3/95      7.25%        -8.23%           1.67%
Scudder 21st Century Growth Portfolio                           5/3/99     20.33%          N/A           -7.64%
Scudder Capital Growth Portfolio                               7/16/85     16.39%        -6.17%           4.32%
Scudder Global Discovery Portfolio                              5/1/96     38.25%         3.42%           5.86%
Scudder Growth and Income Portfolio                             5/2/94     16.21%        -6.16%           5.18%
Scudder Health Sciences Portfolio                               5/1/01     23.05%          N/A           -1.06%
Scudder International Portfolio                                 5/1/87     17.25%        -6.34%           0.29%
Scudder Aggressive Growth Portfolio                             5/3/99     23.53%          N/A           -4.05%
Scudder Blue Chip Portfolio                                     5/1/97     16.66%        -4.66%          -0.37%
Scudder Fixed Income Portfolio                                  5/1/96     -4.16%         0.92%           2.45%
Scudder Global Blue Chip Portfolio                              5/5/98     18.61%        -1.52%          -1.83%
Scudder Government & Agency Securities Portfolio                9/3/87     -6.81%        -1.99%           0.78%
Scudder Growth Portfolio                                       12/9/83     14.27%        -9.00%           2.02%
Scudder High Income Portfolio                                   4/6/82     14.06%        -0.77%           2.23%
Scudder International Select Equity Portfolio                   1/6/92     19.30%        -4.10%           0.74%
Scudder Large Cap Value Portfolio                               5/1/96     21.96%        -0.64%           7.57%
Scudder Money Market Portfolio                                  4/6/82     -8.10%        -3.11%           0.64%
Scudder Small Cap Growth Portfolio                              5/2/94     22.36%        -9.03%           5.07%
Scudder Strategic Income Portfolio                              5/1/97     -1.61%        -0.29%           1.29%
Scudder Technology Growth Portfolio                             5/3/99     35.76%          N/A           -5.71%
Scudder Total Return Portfolio                                  4/6/82      7.59%        -3.05%           3.39%
SVS Davis Venture Value Portfolio                               5/1/01     19.18%          N/A           -3.08%
SVS Dreman Financial Services Portfolio                         5/4/98     17.56%         1.85%           1.11%
SVS Dreman High Return Equity Portfolio                         5/4/98     21.16%         0.61%           0.95%
SVS Dreman Small Cap Value Portfolio                            5/1/96     31.21%         5.41%           3.88%
SVS Eagle Focused Large Cap Growth Portfolio                  10/29/99     16.05%          N/A           -6.45%
SVS Focus Value+Growth Portfolio                                5/1/96     22.08%        -5.04%           3.45%
SVS Index 500 Portfolio                                         9/1/99     17.29%          N/A           -7.08%
SVS INVESCO Dynamic Growth Portfolio                            5/1/01     24.93%          N/A          -11.00%
SVS Janus Growth And Income Portfolio                         10/29/99     14.39%          N/A           -4.15%
SVS Janus Growth Opportunities Portfolio                      10/29/99     16.26%          N/A          -11.86%
SVS MFS Strategic Value Portfolio                               5/1/02     16.27%          N/A           -4.25%
SVS Oak Strategic Equity Portfolio                              5/1/01     38.93%          N/A          -16.95%
SVS Turner Mid Cap Growth Portfolio                             5/1/01     37.67%          N/A           -8.49%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                    TABLE 2B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2003

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                                                                    10 YEARS
                                                                                                   (OR SINCE
                                                                                                  INCEPTION OF
                                                             PORTFOLIO  FOR YEAR                   UNDERLYING
                                                             INCEPTION   ENDED                      PORTFOLIO
                                                               DATE     12/31/03       5 YEARS      IF LESS)
                                                             ---------  --------       -------    ------------
Alger American Balanced Portfolio                               9/5/89     17.19%         3.55%           8.95%
Alger American Leveraged AllCap Portfolio                      1/25/95     32.64%        -1.50%          13.99%
Credit Suisse Trust Emerging Markets Portfolio                12/31/97     40.67%         5.58%           1.11%
Credit Suisse Trust Global Post-Venture Capital
Portfolio                                                      9/30/96     45.40%        -3.24%          -0.44%
Dreyfus IP MidCap Stock Portfolio                               5/1/98     29.68%         4.36%           3.18%
Dreyfus Socially Responsible Growth Fund, Inc.                 10/7/93     24.05%        -5.79%           6.58%
INVESCO VIF-Utilities Fund                                      1/3/95     15.65%        -6.00%           3.09%
Scudder 21st Century Growth Portfolio                           5/3/99     28.85%          N/A           -5.92%
Scudder Capital Growth Portfolio                               7/16/85     24.92%        -3.96%           5.86%
Scudder Global Discovery Portfolio                              5/1/96     46.78%         5.54%           7.45%
Scudder Growth and Income Portfolio                             5/2/94     24.78%        -3.70%           6.39%
Scudder Health Sciences Portfolio                               5/1/01     31.63%          N/A            1.86%
Scudder International Portfolio                                 5/1/87     25.77%        -4.19%           2.02%
Scudder Aggressive Growth Portfolio                             5/3/99     32.06%          N/A           -2.24%
Scudder Blue Chip Portfolio                                     5/1/97     25.28%        -2.28%           1.48%
Scudder Fixed Income Portfolio                                  5/1/96      3.51%         3.64%           4.47%
Scudder Global Blue Chip Portfolio                              5/5/98     27.13%         0.82%           0.17%
Scudder Government & Agency Securities Portfolio                9/3/87      0.67%         0.64%           2.84%
Scudder Growth Portfolio                                       12/9/83     22.78%        -6.83%           3.49%
Scudder High Income Portfolio                                   4/6/82     22.69%         1.94%           4.21%
Scudder International Select Equity Portfolio                   1/6/92     27.82%        -1.87%           2.55%
Scudder Large Cap Value Portfolio                               5/1/96     30.54%         2.07%           9.03%
Scudder Money Market Portfolio                                  4/6/82     -0.85%        -0.68%           2.57%
Scudder Small Cap Growth Portfolio                              5/2/94     30.89%        -6.88%           6.22%
Scudder Strategic Income Portfolio                              5/1/97      6.18%         2.45%           3.48%
Scudder Technology Growth Portfolio                             5/3/99     44.33%          N/A           -3.95%
Scudder Total Return Portfolio                                  4/6/82     16.11%        -0.57%           5.17%
SVS Davis Venture Value Portfolio                               5/1/01     27.83%          N/A           -0.14%
SVS Dreman Financial Services Portfolio                         5/4/98     26.15%         4.48%           3.35%
SVS Dreman High Return Equity Portfolio                         5/4/98     29.88%         3.37%           3.29%
SVS Dreman Small Cap Value Portfolio                            5/1/96     39.83%         7.96%           5.87%
SVS Eagle Focused Large Cap Growth Portfolio                  10/29/99     24.58%          N/A           -4.41%
SVS Focus Value+Growth Portfolio                                5/1/96     30.61%        -2.69%           4.94%
SVS Index 500 Portfolio                                         9/1/99     25.94%          N/A           -4.86%
SVS INVESCO Dynamic Growth Portfolio                            5/1/01     33.44%          N/A           -8.44%
SVS Janus Growth And Income Portfolio                         10/29/99     22.96%          N/A           -1.91%
SVS Janus Growth Opportunities Portfolio                      10/29/99     24.78%          N/A           -9.86%
SVS MFS Strategic Value Portfolio                               5/1/02     24.78%          N/A            0.16%
SVS Oak Strategic Equity Portfolio                              5/1/01     47.47%          N/A          -14.53%
SVS Turner Mid Cap Growth Portfolio                             5/1/01     46.20%          N/A           -5.84%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                     TABLE 3
                          AVERAGE ANNUAL TOTAL RETURNS
                           INCLUDING 4% PAYMENT CREDIT

                      FOR PERIODS ENDING DECEMBER 31, 2003

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                SUB-                                   SINCE
                                                              ACCOUNT   FOR YEAR                     INCEPTION
                                                             INCEPTION   ENDED                        OF SUB-
                                                               DATE     12/31/03       5 YEARS        ACCOUNT
                                                             ---------  --------       -------       ---------
Alger American Balanced Portfolio                              7/10/01     10.79%          N/A           -3.44%
Alger American Leveraged AllCap Portfolio                      7/10/01     28.88%          N/A           -8.11%
Credit Suisse Trust Emerging Markets Portfolio                 7/10/01     37.69%          N/A            4.39%
Credit Suisse Trust Global Post-Venture Capital
Portfolio                                                      7/10/01     42.69%          N/A           -5.93%
Dreyfus IP MidCap Stock Portfolio                              7/10/01     24.86%          N/A            1.90%
Dreyfus Socially Responsible Growth Fund, Inc.                 7/10/01     20.28%          N/A           -9.76%
INVESCO VIF-Utilities Fund                                     7/10/01     11.18%          N/A          -14.24%
Scudder 21st Century Growth Portfolio                          7/10/01     25.24%          N/A          -15.06%
Scudder Capital Growth Portfolio                               7/10/01     21.05%          N/A           -8.14%
Scudder Global Discovery Portfolio                             7/10/01     43.77%          N/A            1.81%
Scudder Growth and Income Portfolio                            7/10/01     20.51%          N/A           -5.43%
Scudder Health Sciences Portfolio                              7/10/01     27.53%          N/A           -0.93%
Scudder International Portfolio                                7/10/01     22.05%          N/A           -6.70%
Scudder Aggressive Growth Portfolio                            7/10/01     28.50%          N/A           -6.62%
Scudder Blue Chip Portfolio                                    7/10/01     20.43%          N/A           -6.34%
Scudder Fixed Income Portfolio                                 7/10/01     -2.20%          N/A            1.03%
Scudder Global Blue Chip Portfolio                             7/10/01     23.46%          N/A           -1.66%
Scudder Government & Agency Securities Portfolio               7/10/01     -5.14%          N/A            0.08%
Scudder Growth Portfolio                                       7/10/01     19.03%          N/A           -9.45%
Scudder High Income Portfolio                                  7/10/01     17.83%          N/A            4.56%
Scudder International Select Equity Portfolio                  7/10/01     24.36%          N/A           -0.59%
Scudder Large Cap Value Portfolio                              7/10/01     26.31%          N/A            1.58%
Scudder Money Market Portfolio                                 7/10/01     -5.53%          N/A           -2.85%
Scudder Small Cap Growth Portfolio                             7/10/01     27.35%          N/A          -10.31%
Scudder Strategic Income Portfolio                             7/10/01      1.24%          N/A            4.44%
Scudder Technology Growth Portfolio                            7/10/01     40.84%          N/A           -7.42%
Scudder Total Return Portfolio                                 7/10/01     10.68%          N/A           -4.64%
SVS Davis Venture Value Portfolio                              7/10/01     22.93%          N/A           -1.33%
SVS Dreman Financial Services Portfolio                        7/10/01     21.82%          N/A            2.09%
SVS Dreman High Return Equity Portfolio                        7/10/01     24.23%          N/A           -2.13%
SVS Dreman Small Cap Value Portfolio                           7/10/01     35.64%          N/A            7.90%
SVS Eagle Focused Large Cap Growth Portfolio                   7/10/01     20.79%          N/A           -7.36%
SVS Focus Value+Growth Portfolio                               7/10/01     26.98%          N/A           -6.20%
SVS Index 500 Portfolio                                        7/10/01     20.73%          N/A           -5.87%
SVS INVESCO Dynamic Growth Portfolio                           7/10/01     30.15%          N/A           -5.38%
SVS Janus Growth And Income Portfolio                          7/10/01     18.65%          N/A           -5.22%
SVS Janus Growth Opportunities Portfolio                       7/10/01     20.96%          N/A          -11.13%
SVS MFS Strategic Value Portfolio                               5/1/02     21.27%          N/A           -1.97%
SVS Oak Strategic Equity Portfolio                             7/10/01     44.49%          N/A           -8.30%
SVS Turner Mid Cap Growth Portfolio                            7/10/01     43.21%          N/A           -4.04%

                                     TABLE 4
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                           INCLUDING 4% PAYMENT CREDIT

                      FOR PERIODS ENDING DECEMBER 31, 2003

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                     10 YEARS OR
                                                                                                        SINCE
                                                                FUND    FOR YEAR                      INCEPTION
                                                             INCEPTION   ENDED                      OF UNDERLYING
                                                                DATE    12/31/03       5 YEARS    PORTFOLIO IF LESS)
                                                             ---------  --------       -------    ------------------
Alger American Balanced Portfolio                               9/5/89     10.79%         0.49%                 6.80%
Alger American Leveraged AllCap Portfolio                      1/25/95     28.88%        -2.59%                13.86%
Credit Suisse Trust Emerging Markets Portfolio                12/31/97     37.69%         5.11%                 0.71%
Credit Suisse Trust Global Post-Venture Capital
Portfolio                                                      9/30/96     42.69%        -3.78%                -0.34%
Dreyfus IP MidCap Stock Portfolio                               5/1/98     24.86%         2.42%                 1.41%
Dreyfus Socially Responsible Growth Fund, Inc.                 10/7/93     20.28%        -6.53%                 6.76%
INVESCO VIF-Utilities Fund                                      1/3/95     11.18%        -7.10%                 2.82%
Scudder 21st Century Growth Portfolio                           5/3/99     25.24%          N/A                 -6.72%
Scudder Capital Growth Portfolio                               7/16/85     21.05%        -4.84%                 5.90%
Scudder Global Discovery Portfolio                              5/1/96     43.77%         4.79%                 7.34%
Scudder Growth and Income Portfolio                             5/2/94     20.51%        -4.97%                 6.06%
Scudder Health Sciences Portfolio                               5/1/01     27.53%          N/A                 -0.37%
Scudder International Portfolio                                 5/1/87     22.05%        -4.95%                 2.17%
Scudder Aggressive Growth Portfolio                             5/3/99     28.50%          N/A                 -3.13%
Scudder Blue Chip Portfolio                                     5/1/97     20.43%        -4.16%                -0.01%
Scudder Fixed Income Portfolio                                  5/1/96     -2.20%         1.10%                 2.61%
Scudder Global Blue Chip Portfolio                              5/5/98     23.46%         0.03%                -0.40%
Scudder Government & Agency Securities Portfolio                9/3/87     -5.14%        -2.16%                 0.97%
Scudder Growth Portfolio                                       12/9/83     19.03%        -7.49%                 3.74%
Scudder High Income Portfolio                                   4/6/82     17.83%         0.13%                 3.35%
Scudder International Select Equity Portfolio                   1/6/92     24.36%        -2.45%                 2.88%
Scudder Large Cap Value Portfolio                               5/1/96     26.31%         0.58%                 8.38%
Scudder Money Market Portfolio                                  4/6/82     -5.53%        -2.41%                 1.78%
Scudder Small Cap Growth Portfolio                              5/2/94     27.35%        -7.65%                 6.38%
Scudder Strategic Income Portfolio                              5/1/97      1.24%         0.70%                 2.21%
Scudder Technology Growth Portfolio                             5/3/99     40.84%          N/A                 -5.27%
Scudder Total Return Portfolio                                  4/6/82     10.68%        -2.67%                 4.01%
SVS Davis Venture Value Portfolio                               5/1/01     22.93%          N/A                 -2.97%
SVS Dreman Financial Services Portfolio                         5/4/98     21.82%         3.18%                 2.22%
SVS Dreman High Return Equity Portfolio                         5/4/98     24.23%         0.52%                 0.68%
SVS Dreman Small Cap Value Portfolio                            5/1/96     35.64%         6.43%                 4.82%
SVS Eagle Focused Large Cap Growth Portfolio                  10/29/99     20.79%          N/A                 -5.29%
SVS Focus Value+Growth Portfolio                                5/1/96     26.98%        -3.56%                 4.80%
SVS Index 500 Portfolio                                         9/1/99     20.73%          N/A                 -7.19%
SVS INVESCO Dynamic Growth Portfolio                            5/1/01     30.15%          N/A                 -9.79%
SVS Janus Growth And Income Portfolio                         10/29/99     18.65%          N/A                 -3.26%
SVS Janus Growth Opportunities Portfolio                      10/29/99     20.96%          N/A                -10.74%
SVS MFS Strategic Value Portfolio                               5/1/02     21.27%          N/A                 -1.97%
SVS Oak Strategic Equity Portfolio                              5/1/01     44.49%          N/A                -16.04%
SVS Turner Mid Cap Growth Portfolio                             5/1/01     43.21%          N/A                 -7.43%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

YIELD AND EFFECTIVE YIELD - THE SCUDDER MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Scudder Money Market Sub-Account for the seven-day period ended December 31, 2003:



     Yield                 -0.79%
     Effective Yield       -0.79%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Scudder Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

     Effective Yield = [(base period return + 1) (TO THE POWER OF (365/7))] - 1

The calculations of yield and effective yield reflect the $30 contract fee.

                            TAX-DEFERRED ACCUMULATION

                     NON-QUALIFIED                             CONVENTIONAL
                     ANNUITY CONTRACT                          SAVINGS PLAN

                   AFTER-TAX CONTRIBUTIONS AND
                      TAX-DEFERRED EARNINGS

                                                        TAXABLE LUMP SUM        AFTER-TAX CONTRIBUTIONS
                               NO WITHDRAWALS            SUM WITHDRAWAL          AND TAXABLE EARNINGS
                               --------------           ----------------        -----------------------
            Years 10             $ 107,946                 $  86,448                  $  81,693
            Years 20               233,048                   165,137                    133,476
            Years 30               503,133                   335,021                    218,082

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See FEDERAL TAX CONSIDERATIONS in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 1.40% for mortality and expense risk; 0.15% administration charges; 8.5% maximum surrender charge; and $30 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account KG.

                          REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The consolidated financial statements give retroactive effect to the reorganization of First Allmerica Financial Life Insurance Company as a subsidiary of Allmerica Financial Life Insurance and Annuity Company on December 31, 2002, as described in Note 2 to the consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill in 2002 and derivative instruments in 2001.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2004, except
as to Note 10, which is as
of March 29, 2004

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,                                      2003      2002      2001
------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

   Premiums                                                         $   41.7  $   48.0  $   48.8
   Universal life and investment product policy fees                    23.6      26.8      28.5
   Net investment income                                               178.6     222.1     272.8
   Net realized investment gains (losses)                                7.6     (64.3)    (80.7)
   Other income                                                         12.3       6.3       6.6
                                                                    --------  --------  --------
     Total revenues                                                    263.8     238.9     276.0
                                                                    --------  --------  --------

BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment expenses        130.5     159.6     213.1
   Policy acquisition expenses                                          10.2      31.7       8.8
   Gain from retirement of trust instruments supported by funding
     obligations                                                        (5.7)   (102.6)        -
   Additional consideration received from sale of defined
     contribution business                                                 -      (3.6)        -
   Loss from sale of universal life business                               -       0.8         -
   Restructuring costs                                                  29.0      14.8         -
   Losses (gains) on derivative instruments                              1.9     (40.3)     35.2
   Other operating expenses                                             87.9      89.1      95.5
                                                                    --------  --------  --------
     Total benefits, losses and expenses                               253.8     149.5     352.6
                                                                    --------  --------  --------
   Income (loss) before federal income taxes                            10.0      89.4     (76.6)
                                                                    --------  --------  --------

FEDERAL INCOME TAX EXPENSE (BENEFIT)
   Current                                                              21.4      18.5      10.8
   Deferred                                                            (17.3)     (9.7)    (53.1)
                                                                    --------  --------  --------
     Total federal income tax expense (benefit)                          4.1       8.8     (42.3)
                                                                    --------  --------  --------

Income (loss) before cumulative effect of change in accounting
  principle                                                              5.9      80.6     (34.3)
                                                                    --------  --------  --------

Cumulative effect of change in accounting principle                        -      (1.6)     (3.2)
                                                                    --------  --------  --------

Net income (loss)                                                   $    5.9  $   79.0  $  (37.5)
                                                                    ========  ========  ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CONSOLIDATED BALANCE SHEETS

DECEMBER 31,                                                                              2003          2002
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
   Investments:
      Fixed maturities at fair value (amortized cost of $2,705.3 and $2,656.8)       $     2,818.8  $    2,748.5
      Equity securities at fair value (cost of $3.3 and $2.0)                                  5.5           1.9
      Mortgage loans                                                                         122.3         175.1
      Policy loans                                                                           160.3         171.9
      Other long-term investments                                                             79.3         103.5
                                                                                     -------------  ------------
         Total investments                                                                 3,186.2       3,200.9
                                                                                     -------------  ------------
   Cash and cash equivalents                                                                 192.8         120.8
   Accrued investment income                                                                  55.0          55.4
   Premiums, accounts and notes receivable, net                                                4.3           5.2
   Reinsurance receivable on paid and unpaid losses, benefits and
      unearned premiums                                                                      147.9         136.1
   Deferred policy acquisition costs                                                          50.9          59.5
   Deferred federal income taxes                                                             227.5         222.0
   Other assets                                                                              128.1         231.2
   Separate account assets                                                                   761.3       1,117.6
                                                                                     -------------  ------------
         Total assets                                                                $     4,754.0  $    5,148.7
                                                                                     =============  ============

LIABILITIES
   Policy liabilities and accruals:
      Future policy benefits                                                         $     1,334.1  $    1,418.0
      Outstanding claims and losses                                                           94.4          91.7
      Unearned premiums                                                                        2.0           2.3
      Contractholder deposit funds and other policy liabilities                              600.7         586.8
                                                                                     -------------  ------------
         Total policy liabilities and accruals                                             2,031.2       2,098.8
                                                                                     -------------  ------------
   Expenses and taxes payable                                                                463.4         448.9
   Reinsurance premiums payable                                                                0.5           1.0
   Trust instruments supported by funding obligations                                      1,200.3       1,202.8
   Separate account liabilities                                                              761.3       1,117.6
                                                                                     -------------  ------------
         Total liabilities                                                                 4,456.7       4,869.1
                                                                                     -------------  ------------
   Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares authorized, 500,001
      shares issued and outstanding                                                            5.0           5.0
   Additional paid-in capital                                                                646.3         646.3
   Accumulated other comprehensive loss                                                      (34.3)        (46.1)
   Retained deficit                                                                         (319.7)       (325.6)
                                                                                     -------------  ------------
         Total shareholder's equity                                                          297.3         279.6
                                                                                     -------------  ------------
         Total liabilities and shareholder's equity                                  $     4,754.0  $    5,148.7
                                                                                     =============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Consolidated Statements of Shareholder's Equity

FOR THE YEARS ENDED DECEMBER 31,                                                    2003            2002           2001
----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
   Balance at beginning and end of year                                        $         5.0    $        5.0   $        5.0
                                                                               -------------    ------------   ------------

ADDITIONAL PAID-IN CAPITAL (1)
   Balance at beginning of year                                                        646.3           458.3          428.3
   Capital contribution                                                                    -           188.0           30.0
                                                                               -------------    ------------   ------------
   Balance at end of year                                                              646.3           646.3          458.3
                                                                               -------------    ------------   ------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME (1)
   Net unrealized (depreciation) appreciation on investments and derivative instruments:
   Balance at beginning of year                                                        (39.3)           17.8          (13.3)
   Appreciation (depreciation) during the period:
        Net appreciation (depreciation) on available-for-sale securities and
             derivative instruments                                                     14.2           (87.9)          47.9
        (Provision) benefit for deferred federal income taxes                           (5.0)           30.8          (16.8)
                                                                               -------------    ------------   ------------
                                                                                         9.2           (57.1)          31.1
                                                                               -------------    ------------   ------------
   Balance at end of year                                                              (30.1)          (39.3)          17.8
                                                                               -------------    ------------   ------------
   Minimum Pension Liability:
   Balance at beginning of year                                                         (6.8)           (2.0)             -
   Decrease (increase) during the period:
        Decrease (increase) in minimum pension liability                                 4.0            (7.3)          (3.1)
        (Provision) benefit for deferred federal income taxes                           (1.4)            2.5            1.1
                                                                               -------------    ------------   ------------
                                                                                         2.6            (4.8)          (2.0)
                                                                               -------------    ------------   ------------
   Balance at end of year                                                               (4.2)           (6.8)          (2.0)
                                                                               -------------    ------------   ------------
   Total accumulated other comprehensive (loss) income                                 (34.3)          (46.1)          15.8
                                                                               -------------    ------------   ------------

RETAINED DEFICIT (1)
   Balance at beginning of year                                                       (325.6)         (160.6)           6.9
   Dividend                                                                                -          (244.0)        (130.0)
   Net income (loss)                                                                     5.9            79.0          (37.5)
                                                                               -------------    ------------   ------------
   Balance at end of year                                                             (319.7)         (325.6)        (160.6)
                                                                               -------------    ------------   ------------

     Total shareholder's equity                                                $       297.3    $      279.6   $      318.5
                                                                               =============    ============   ============

(1) CERTAIN 2001 BALANCES HAVE BEEN RESTATED DUE TO A CHANGE IN CORPORATE STRUCTURE ON DECEMBER 31, 2002 (SEE NOTE 2 - REORGANIZATION OF AFC CORPORATE STRUCTURE).

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Consolidated Statements of Comprehensive (Loss) Income (1)

FOR THE YEARS ENDED DECEMBER 31,                                                  2003            2002            2001
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net income (loss)                                                            $         5.9    $       79.0    $      (37.5)
                                                                             -------------    ------------    ------------
Other comprehensive income (loss):
     Available-for-sale securities:
          Net appreciation (depreciation) during the period                           21.4           (29.4)           46.5
          (Provision) benefit for deferred federal income taxes                       (7.5)           10.3           (16.3)
                                                                             -------------    ------------    ------------
     Total available-for-sales securities                                             13.9           (19.1)           30.2
                                                                             -------------    ------------    ------------
     Derivative instruments:
          Net (depreciation) appreciation during the period                           (7.2)          (58.5)            1.4
          Benefit (provision) for deferred federal income taxes                        2.5            20.5            (0.5)
                                                                             -------------    ------------    ------------
     Total derivatives instruments                                                    (4.7)          (38.0)            0.9
                                                                             -------------    ------------    ------------
                                                                                       9.2           (57.1)           31.1
                                                                             -------------    ------------    ------------
     Minimum pension liability:
          Decrease (increase) in minimum pension liability                             4.0            (7.3)           (3.1)
          (Provision) benefit for deferred federal income taxes                       (1.4)            2.5             1.1
                                                                             -------------    ------------    ------------
                                                                                       2.6            (4.8)           (2.0)
                                                                             -------------    ------------    ------------
Other comprehensive income (loss)                                                     11.8           (61.9)           29.1
                                                                             -------------    ------------    ------------
Comprehensive income (loss)                                                  $        17.7    $       17.1    $       (8.4)
                                                                             =============    ============    ============

(1) CERTAIN 2001 BALANCES HAVE BEEN RESTATED DUE TO A CHANGE IN CORPORATE STRUCTURE ON DECEMBER31, 2002 (SEE NOTE 2 - REORGANIZATION OF AFC CORPORATE STRUCTURE).

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                                                    2003           2002            2001
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                            $       5.9    $      79.0     $     (37.5)
   Adjustments to reconcile net income (loss) to net cash provided by operating activities:
      Net realized investment (gains) losses                                           (7.6)          64.3            80.7
      (Gains) losses on derivative instruments                                         (1.9)         (40.3)           35.2
      Losses on foreign currency futures contracts                                     10.2              -               -
      Impairment of capitalized technology                                              0.5              -               -
      Net amortization and depreciation                                                23.0           15.0            21.7
      Interest credited to contractholder deposit funds and trust instruments
           supported by funding obligations                                            57.4           84.4           126.7
      Gain from retirement of trust instruments supported by funding
           obligations                                                                 (5.7)        (102.6)              -
      Loss from sale of universal life business                                           -            0.8               -
      Deferred federal income taxes                                                   (17.3)          (9.7)          (53.1)
      Change in deferred acquisition costs                                              9.5           16.6            (6.3)
      Change in premiums and notes receivable, net of reinsurance
           premiums payable                                                             0.3           (1.0)           24.4
      Change in accrued investment income                                               0.4            1.3             5.1
      Change in policy liabilities and accruals, net                                 (110.8)         (43.6)         (204.5)
      Change in reinsurance receivable                                                 49.7            5.1            54.8
      Change in expenses and taxes payable                                            (72.7)         144.5           (78.3)
      Other, net                                                                       29.4          (12.1)           76.2
                                                                                -----------    -----------     -----------
           Net cash (used in) provided by operating activities                        (29.7)         201.7            45.1
                                                                                -----------    -----------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals and maturities of available-for-sale fixed
           maturities                                                                 972.2        2,314.8         1,249.5
      Proceeds from disposals of equity securities                                      0.7            0.1            27.1
      Proceeds from disposals of other investments                                     53.7           58.2            29.5
      Proceeds from mortgages sold, matured or collected                               39.6           52.3           101.2
      Purchase of available-for-sale fixed maturities                                (905.5)        (894.8)       (1,701.4)
      Purchase of equity securities                                                    (1.6)          (0.2)           (0.8)
      Purchase of other investments                                                   (20.9)         (13.5)          (18.0)
      Capital expenditures                                                             (5.0)         (11.5)          (31.2)
      Net receipts (payments) related to margin deposits on derivative
           instruments                                                                 82.5          (72.0)          (27.4)
      Proceeds from company owned life insurance                                       64.9              -               -
      Other investing activities, net                                                  10.7           17.0            14.3
                                                                                -----------    -----------     -----------
           Net cash provided by (used in) investing activities                        291.3        1,450.4          (357.2)
                                                                                -----------    -----------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES
      Deposits to contractholder deposit funds                                            -          100.0           101.3
      Withdrawals from contractholder deposit funds                                   (32.7)      (1,023.7)         (621.0)
      Deposits to trust instruments supported by funding obligations                      -          112.0         1,109.5
      Withdrawals from trust instruments supported by funding obligations            (156.9)        (578.9)         (190.6)
      Dividend to parent                                                                  -         (244.0)         (130.0)
      Capital contribution                                                                -           42.1            30.0
                                                                                -----------    -----------     -----------
           Net cash (used in) provided by financing activities                       (189.6)      (1,592.5)          299.2
                                                                                -----------    -----------     -----------
Net change in cash and cash equivalents                                                72.0           59.6           (12.9)
Cash and cash equivalents, beginning of period                                        120.8           61.2            74.1
                                                                                -----------    -----------     -----------
Cash and cash equivalents, end of period                                        $     192.8    $     120.8     $      61.2
                                                                                ===========    ===========     ===========

SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                               $       0.0    $      (0.7)    $      (0.9)
Income tax payments                                                             $     (41.1)   $     (10.4)    $      (3.3)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"). As noted below, the consolidated accounts of FAFLIC include the accounts of certain wholly-owned non-insurance subsidiaries. In accordance with the change in reporting entity guidance contained in Accounting Principles Board Opinion No. 20, ACCOUNTING CHANGES ("APB Opinion No. 20"), the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented (see Note 2 - Reorganization of AFC Corporate Structure).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

The Company's consolidated financial operations include two segments: Allmerica Financial Services ("AFS") and Asset Management ("AM"). At December 31, 2003, the AFS segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products. During 2003, AFS managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, we announced the cessation of retail sales through VeraVest (see Note 4 - Significant Transactions). In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Through its Asset Management segment, prior to September 2002, FAFLIC offered Guaranteed Investment Contracts ("GICs"). GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2003 and the fourth quarter of 2002 (see Note 4 - Significant Transactions).

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. CLOSED BLOCK

FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Insurance Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

D. FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. DERIVATIVES AND HEDGING ACTIVITIES

All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of deferred policy acquisition costs considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

H. REINSURANCE RECEIVABLES

The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences loss or claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual loss or claim, or the aggregate amount of all losses or claims in a particular line, book of business or an aggregate amount associated with a particular accident year. The valuation of losses or claims recoverable depends on whether the underlying loss or claim is a reported loss or claim, an incurred but not reported loss or a future policy benefit. For reported losses and claims, the Company values reinsurance recoverables at the time the underlying loss or claim is recognized, in accordance with contract terms. For incurred but not reported losses and future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the gross loss reserve and future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all losses and claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss has been deemed to have occurred, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. GOODWILL

In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company ceased amortizing its goodwill beginning in 2002 and carries it at the January 1, 2002 amortized cost balance, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K. SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholders' equity or net investment income.

L. POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum fund values in excess of contract values, also referred to as guaranteed minimum death benefits ("GMDB").

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

M. PREMIUM, FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum fund values in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs.

N. FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

The AFC Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC was calculated on a separate return basis and any current tax liability was paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries were not reimbursed to the subsidiary until such losses or credits could be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from policy acquisition expenses, loss and LAE reserves, policy reserves, tax credit carryforwards, employee benefit plans, net operating loss and capital loss carryforwards, and unrealized appreciation or depreciation on investments.

O. NEW ACCOUNTING PRONOUNCEMENTS

In February 2004, the Financial Accounting Standards Board's Emerging Issues Task Force reached a consensus regarding certain disclosure requirements in EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as the nature of the investment(s), cause of impairment, number of positions held, severity and duration of the impairment. The disclosures required by EITF No. 03-1 are effective for fiscal years ending after December 15, 2003. The Emerging Issues Task Force is discussing further the other issues addressed in EITF No. 03-1, including the meaning of other-than-temporary impairment and its application to investments accounted for under the cost method or the equity method, or as either available-for-sale or held-to-maturity under Statement No. 115.

In December 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 - revised"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 - revised requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement are effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments are effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 - revised did not have a material effect on the Company's financial position or results of operations.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"). SOP 03-1 is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement is effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Based on the equity market level as of December 31, 2003, the Company estimates an additional $1 million to $2 million charge, net of taxes, in the first quarter of 2004, upon adoption of this statement.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 149"). This statement amends financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133") as a result of certain decisions made by the Derivatives Implementation Group. In addition, this statement also clarifies the definition of a derivative. This statement is effective, on a prospective basis, for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, except for those implementation issues previously cleared by the FASB prior to June 30, 2003. The provisions related to previously cleared implementation issues shall continue to be applied in accordance with their respective effective dates. The adoption of Statement No. 149 did not have a material effect on the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, which was subsequently revised by the December 2003 issuance of Interpretation No. 46, (collectively referred to as "FIN 46" or the "Interpretation"). FIN 46 provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46 also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. Certain financial statement disclosures were applicable immediately for those entities for which it was reasonably possible that the enterprise would, upon adoption of FIN 46, consolidate or be required to disclose information about any variable interest entities. Additionally, an enterprise with an interest in an entity to which FIN 46 had not been applied as of December 24, 2003, is required to apply this Interpretation no later than the end of the first reporting period that ends after March 15, 2004. Application of FIN 46 for special purpose entities was required no later than as of the end of the first reporting period that ends after December 15, 2003. The Company performed a review of potential variable interest entities and concluded that as of December 31, 2003, AFC was not the primary beneficiary of any material variable interest entities; and, therefore would not be required to consolidate those entities as a result of implementing FIN 46. However, the Company does hold a significant variable interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss on this investment is limited to its carrying value, which is $8.8 million at December 31, 2003.

In November 2002, the FASB issued Interpretation No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS - AN INTERPRETATION OF FASB STATEMENTS NO. 5, 57, AND 107 AND RESCISSION OF FASB INTERPRETATION NO. 34 ("FIN 45"). FIN 45 provides guidance regarding financial statement disclosure requirements for guarantors related to obligations under guarantees. FIN 45 also clarifies the requirements related to the recognition of a liability by the guarantor, at the inception of a guarantee, for these obligations under guarantees. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, Disclosure of Indirect Guarantees of Indebtedness of Others, which is being superseded. The initial recognition and measurement provisions of this interpretation are required to be applied only on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of reporting periods ending after December 15, 2002. The adoption of FIN 45 did not have a material effect on the Company's financial position or results of operations.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes Emerging Issues Task Force Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (including Certain Costs Incurred in a Restructuring) ("EITF No. 94-3"). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("Statement No. 144"). This statement addresses significant issues relating to the implementation of Statement of Financial Accounting Standards No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("Statement No. 121"), by developing a single accounting model, based on the framework established in Statement No. 121, for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired. In addition, Statement No. 144 supersedes the accounting and reporting provisions of Accounting Principles Board Opinion No. 30 ("APB No. 30"), REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS, for the disposal of a segment of a business and amends ARB No. 51, to eliminate the exception to consolidation for a subsidiary for which control is likely to be temporary. The provisions of this statement are effective for fiscal years beginning after December 15, 2001. The adoption of Statement No. 144 did not have a material effect on the Company's financial statements.

In June 2001, the FASB issued Statement No. 142, which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net of taxes, in earnings, to recognize the impairment of goodwill related to two of its non-insurance subsidiaries. The Company used a discounted cash flow model to value these subsidiaries.

In June 1998, the FASB issued Statement No. 133 which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement was effective for fiscal years beginning after June 15, 2000. The Company adopted Statement No. 133 on January 1, 2001. In accordance with the transition provisions of the statement, the Company recorded a $3.2 million charge, net of taxes, in earnings to recognize all derivative instruments at their fair values. This adjustment represents net losses that were previously deferred in other comprehensive income on derivative instruments that do not qualify for hedge accounting. The Company recorded an offsetting gain in other comprehensive income of $3.3 million, net of taxes, to recognize these derivative instruments.

P. RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.   REORGANIZATION OF THE AFC CORPORATE STRUCTURE

On December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC, as well as the immediate parent of FAFLIC. Under the previous internal ownership structure, FAFLIC was the immediate parent of AFLIAC and a direct subsidiary of AFC. This transaction was recorded at cost.

In accordance with the change in reporting entity guidance contained within APB Opinion No. 20, the financial statements of the Company have been restated for all prior periods to show financial information for the new reporting entity for all periods presented.

A reconciliation of revenues and net income as previously reported and as restated are as follows:

DECEMBER 31,                                                                             2001
----------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues:
       As previously reported                                                         $  873.3
       Effect of change in reporting entity                                             (597.3)
                                                                                      --------
           As restated                                                                   276.0
                                                                                      ========
Net Income:
       As previously reported                                                             36.4
       Effect of change in reporting entity                                              (73.9)
                                                                                      --------
              As restated                                                             $  (37.5)
                                                                                      ========

3.   DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $17.5 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of $27.6 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $86.7 million at December 31, 2003 related to this business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2003 and 2002, the discontinued segment had assets of approximately $284.5 million and $290.4 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $350.5 million and $347.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $14.5 million, $23.3 million and $34.4 million for the years ended December 31, 2003, 2002 and 2001, respectively.

4.   SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2003, the Company ceased operations of its AFS segment retail broker/dealer operations (see Note 14 for a description of the Company's operating segments). These operations had distributed third-party investment and insurance products through VeraVest Investment, Inc. Results in 2003 include a pre-tax charge of $3.3 million for asset impairments in connection with this action. The Company recognized a pre-tax restructuring charge of $21.9 million in 2003, in accordance with Statement No. 146. Approximately $12.1 million of this charge relates to severance and other employee related costs associated with the termination of 532 employees, and $9.8 million relates to contract termination fees and other costs. Of the 532 employees, 487 have been terminated as of December 31, 2003. All levels of employees, from staff to senior management, were affected by the decision. As of December 31, 2003, the Company has made payments of approximately $4.9 million related to this restructuring plan, of which $3.0 million relates to severance and other employee related costs and $1.9 million relates to contract termination fees and other costs. The Company currently anticipates an additional $3 million to $5 million of expenses will be recognized in 2004 related to this restructuring.

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $1.0 million of universal life insurance reserves. At December 31, 2002, the Company recorded a pre-tax loss from this transaction of $0.8 million. This loss consisted primarily of the aforementioned ceded reserves and a permanent impairment of the universal life deferred acquisition cost ("DAC") asset of $0.2 million. This loss is reflected as a separate line item in the Consolidated Statements of Income.

In 2003 and 2002, the Company retired $78.8 million and $548.9 million, respectively, of long-term funding agreement obligations at discounts. This resulted in pre-tax gains of $5.7 million and $102.6 million in 2003 and 2002, respectively, which are reported as gains from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $6.4 million and $14.1 million, were recorded as net realized investment losses in the Consolidated Statements of Income in 2003 and 2002, respectively. The net foreign currency transaction gains (losses) in 2003 and 2002, related to the retired foreign-denominated funding agreements of $3.6 million and $(12.2) million, respectively, were recorded as other income in the Consolidated Statements of Income.

In the fourth quarter of 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its AFS segment, which has been accounted for under the guidance of EITF No. 94-3. Approximately $11.7 million of this charge relates to severance and other employee and agent related costs resulting from the elimination of 476 positions, of which 411 employees have been terminated as of December 31, 2003 and 63 vacant positions have been eliminated. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally, the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge relates to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2003, the Company has made payments of approximately $13.6 million related to this restructuring plan, of which approximately $11.2 million relates to severance and other employee related costs. During 2003, the Company eliminated an additional 158 positions related to this restructuring, of which 151 employees have been terminated as of December 31, 2003. The Company recorded a pre-tax charge of $7.0 million during 2003, in accordance with Statement No. 146, consisting of $6.7 million of employee related costs and $0.3 million related to contract cancellations. As of December 31, 2003, the Company has made payments of approximately $4.5 million related to this restructuring plan, of which approximately $4.2 million relates to severance and other employee related costs. The plan is substantially complete.

5.   INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                     GROSS        GROSS
                                                    AMORTIZED     UNREALIZED    UNREALIZED      FAIR
DECEMBER 31,                                         COST (1)        GAINS        LOSSES        VALUE
-------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
U.S. Treasury securities and U.S. government and
  agency securities                                $     196.7    $      1.9     $     0.4    $   198.2
States and political subdivisions                          2.0           0.1           0.1          2.0
Foreign governments                                        8.5           0.3             -          8.8
Corporate fixed maturities                             2,062.4         114.8          13.7      2,163.5
Mortgage-backed securities                               435.7          12.4           1.8        446.3
                                                   ----------------------------------------------------
Total fixed maturities                             $   2,705.3    $    129.5     $    16.0    $ 2,818.8
                                                   ====================================================
Equity securities                                  $       3.3    $      2.3     $     0.1    $     5.5
                                                   ====================================================


                                                                     GROSS        GROSS
                                                    AMORTIZED     UNREALIZED    UNREALIZED      FAIR
DECEMBER 31,                                         COST (1)        GAINS        LOSSES        VALUE
-------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2002
U.S. Treasury securities and U.S. government and
  agency securities                                $     139.9    $      3.8     $       -    $   143.7
States and political subdivisions                          1.0             -             -          1.0
Foreign governments                                        6.7           0.3           0.1          6.9
Corporate fixed maturities                             2,131.8         118.3          49.3      2,200.8
Mortgage-backed securities                               377.4          18.8           0.1        396.1
                                                   ----------------------------------------------------
Total fixed maturities                             $   2,656.8    $    141.2     $    49.5    $ 2,748.5
                                                   ====================================================
Equity securities                                  $       2.0    $      0.2     $     0.3    $     1.9
                                                   ====================================================

(1)  AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $112.9 million and $3.4 million, at December 31, 2003 and 2002, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities.

The Company had fixed maturities with an amortized cost of $32.2 million and $32.7 million on deposit with various state and governmental authorities at December 31, 2003 and 2002, respectively. Fair values related to these securities were $33.7 million and $34.4 million at December 31, 2003 and 2002, respectively.

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2003 and 2002, fixed maturities held as collateral had a fair value of $126.4 million and $16.0 million, respectively.

At December 31, 2003, there were contractual investment commitments of $1.9 million.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                   2003
                                                          -----------------------
                                                          AMORTIZED       FAIR
DECEMBER 31,                                                COST          VALUE
---------------------------------------------------------------------------------
(IN MILLIONS)
Due in one year or less                                   $    223.2    $   227.4
Due after one year through five years                        1,183.6      1,241.6
Due after five years through ten years                         673.3        706.8
Due after ten years                                            625.2        643.0
                                                          -----------------------
Total                                                     $  2,705.3    $ 2,818.8
                                                          =======================

B. MORTGAGE LOANS AND REAL ESTATE

The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2003 and 2002. The carrying values of mortgage loans, net of applicable reserves, were $122.3 million and $175.1 million at December 31, 2003 and 2002, respectively. Reserves for mortgage loans were $1.3 million and $1.9 million at December 31, 2003 and 2002, respectively.

At December 31, 2003, the Company held one real estate investment with a carrying value of $4.3 million that was acquired through the foreclosure of a mortgage loan. This foreclosure represents the only non-cash mortgage activity in 2003. No real estate was held at December 31, 2002 in the Company's investment portfolio. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans in 2002.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2003.

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                                                          2003        2002
--------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Property type:
        Office building                                                             $   66.6    $   95.1
        Industrial / warehouse                                                          26.6        34.1
        Retail                                                                          23.6        40.4
        Residential                                                                      6.6         6.9
        Other                                                                            0.2         0.5
        Valuation Allowances                                                            (1.3)       (1.9)
                                                                                    --------------------
Total                                                                                $ 122.3    $  175.1
                                                                                    ====================
Geographic region:
        New England                                                                 $   39.4    $   40.6
        Pacific                                                                         26.0        28.4
        East North Central                                                              20.6        25.9
        South Atlantic                                                                  18.3        39.7
        West South Central                                                               6.1        18.6
        Middle Atlantic                                                                  4.9         9.9
        Other                                                                            8.3        13.9
        Valuation Allowances                                                            (1.3)       (1.9)
                                                                                    --------------------
                                                                                    $  122.3    $  175.1
                                                                                    ====================

At December 31, 2003, scheduled mortgage loan maturities were as follows: 2004 - $42.4 million; 2005 - $4.5 million; 2006 - $10.8 million; 2007 - $6.6 million;
2008 - $0.6 million and $57.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2003, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $1.3 million and $1.9 million at December 31, 2003 and 2002, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2003 and 2002. There was no interest income received in 2003 and 2002 related to impaired loans.

C. DERIVATIVE INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, the British Pound, and the Euro. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Additionally, in prior years, the Company had floating rate funding agreements that were matched with fixed rate securities, which exposed the Company's cash flows to changes in interest rates. The Company used derivative financial instruments, primarily foreign currency exchange swaps, interest rate swaps, and futures contracts, with indices that correlated to balance sheet instruments, to modify its indicated net interest sensitivity to levels deemed to be appropriate. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of guaranteed investment contracts ("GIC") and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of deposit and purchase of the underlying asset to back the liability. Finally, the Company is exposed to changes in the equity market due to increases in GMDB reserves that result from declines in the equity market. The Company uses exchange traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements.

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and US Treasury notes, of $71.6 million and $23.7 million at December 31, 2003 and 2002, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. FAIR VALUE HEDGES

The Company enters into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized net losses of $0.2 million for the year ended December 31, 2003 and net gains of $0.3 million for both the years ended December 31, 2002 and 2001, reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. These losses and gains represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E. CASH FLOW HEDGES

The Company may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

The Company also may use U.S. Treasury Note futures to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities by purchasing long and selling short futures contracts on margin. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of the sale of the GIC until receipt of the deposit and purchase of the underlying asset to back the liability.

Further, the Company also enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures, options, and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company recognized a net loss of $9.1 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. For the year ended December 31, 2002, the Company recognized a net gain of $37.7 million, representing the total ineffectiveness on all cash flow hedges, of which $37.6 million related to ineffective swap contracts which were reported in (gains) losses on derivative instruments in the Consolidated Statements of Income and $0.1 million related to ineffectiveness of futures and options contracts, which were reported in other income in the Consolidated Statements of Income. Additionally, for the year ended December 31, 2001, the Company recognized a net loss of $37.6 million, representing the total ineffectiveness on all cash flow hedges, which were reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The Company did not hold any ineffective futures or options contracts during 2001. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

The net loss in 2001 included a total loss of $35.8 million, related to ineffective hedges of floating rate funding agreements with put features allowing the policyholder to cancel the contract prior to maturity. During the fourth quarter of 2001, the Company reviewed the trend in put activity since inception of the funding agreement business in order to determine the ongoing effectiveness of the hedging relationship. Based upon the historical trend in put activity, as well as the uncertainty about possible future events, the Company determined that it was probable that some of the future variable cash flows of the funding agreements would not occur, and therefore the hedges were ineffective. The Company analyzed the future payments under each outstanding funding agreement, and determined the amount of payments that were probable of occurring versus those that were probable of not occurring. The total accumulated losses deferred in other comprehensive income related to the payments that were probable of not occurring, which totaled $35.8 million, was reclassified to earnings during the fourth quarter of 2001 and reflected in losses (gains) on derivative instruments in the Consolidated Statements of Income. During 2002, all of the Company's floating rate funding agreements with put features were terminated; therefore, the total accumulated losses of $35.8 million were reclassified from losses (gains) on derivative instruments to net realized investment losses in the Consolidated Statements of Income.

As of December 31, 2003, $40.1 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is 12 months.

F. TRADING ACTIVITIES

The Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices. Finally, the Company also entered into insurance portfolio-linked and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the other swap contracts entered into for investment purposes, the Company agreed to exchange the differences between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

During the years ended December 31, 2003, 2002, and 2001, respectively, the Company recognized net gains of $12.3 million and $10.9 million, and a net loss of $1.4 million on all trading derivatives. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which is recorded in other income in the Consolidated Statements of Income. The 2003 net gain also includes a $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in (gains) losses on derivative instruments in the Consolidated Statements of Income. The net gain of $10.9 million in 2002 and the net loss of $1.4 million in 2001 represent the total ineffectiveness on equity-linked swap contracts and the embedded derivative on the equity-linked trust instruments supported by funding obligations. These amounts were reported in (gains) losses on derivative instruments and other income in the Consolidated Statements of Income.

As of December 31, 2001, the Company no longer held insurance portfolio-linked swap contracts, although final payment related to this contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million for the year ended December 31, 2002, while net realized investment losses related to these contracts were $4.3 million for the year ended December 31, 2001.

As of December 31, 2002, the Company no longer held any other swap contracts for investment purposes. The net decrease in net investment income related to these contracts was $0.4 million and $0.7 million for the years ended December 31, 2002 and 2001, respectively.

G. VARIABLE INTEREST ENTITY

At December 31, 2002, the Company held a $36.9 million par value investment in the Allmerica CBO I, Ltd., which was formed in 1998 as a collateralized bond obligation, to issue secured notes to various investors and use the proceeds to purchase high yield fixed income securities. The note holders own beneficial interests in the cash flows of the high yield securities. The Company sold its investment in Allmerica CBO I during 2003.

H. UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                      EQUITY
                                                                       FIXED        SECURITIES
FOR THE YEARS ENDED DECEMBER 31,                                    MATURITIES   AND OTHER(1),(2)    TOTAL
------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
Net depreciation, beginning of year                                 $    (38.3)    $     (1.0)      $  (39.3)
                                                                    ----------------------------------------
       Net appreciation (depreciation)  on available-for-sale
          securities and derivative instruments                           14.6           (0.7)          13.9
       Net appreciation from the effect on deferred
          policy acquisition costs and on policy liabilities               0.3              -            0.3
       (Provision) benefit for deferred federal income taxes              (5.2)           0.2           (5.0)
                                                                    ----------------------------------------
                                                                           9.7           (0.5)           9.2
                                                                    ----------------------------------------
Net depreciation, end of year                                            (28.6)          (1.5)         (30.1)
                                                                    ----------------------------------------

2002
Net appreciation (depreciation), beginning of year                  $     19.2     $     (1.4)      $   17.8
                                                                    ----------------------------------------
       Net (depreciation) appreciation on available-for-sale
          securities and derivative instruments                          (62.2)           0.5          (61.7)
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities             (26.2)             -          (26.2)
       Benefit (provision) for deferred federal income taxes              30.9           (0.1)          30.8
                                                                    ----------------------------------------
                                                                         (57.5)           0.4          (57.1)
                                                                    ----------------------------------------
Net (depreciation), end of year                                     $    (38.3)    $     (1.0)      $  (39.3)
                                                                    ----------------------------------------

2001
Net (depreciation) appreciation, beginning of year                  $    (24.1)    $     10.8       $  (13.3)
                                                                    ----------------------------------------
       Net appreciation (depreciation)  on available-for-sale
          Securities and derivative instruments                           88.2          (18.8)          69.4
       Net depreciation from the effect on deferred
          policy acquisition costs and on policy liabilities             (21.5)             -          (21.5)
       (Provision) benefit for deferred federal income taxes             (23.4)           6.6          (16.8)
                                                                    ----------------------------------------
                                                                          43.3          (12.2)          31.1
                                                                    ----------------------------------------
Net appreciation (depreciation), end of year                        $     19.2     $     (1.4)      $   17.8
                                                                    ----------------------------------------

(1) INCLUDES NET DEPRECIATION ON DERIVATIVE INSTRUMENTS OF $7.2 MILLION AND $58.5 MILLION AND NET APPRECIATION ON DERIVATIVE INSTRUMENTS OF $1.4 MILLION IN 2003, 2002, AND 2001, RESPECTIVELY.

(2) INCLUDES NET APPRECIATION ON OTHER INVESTMENTS OF $(4.2) MILLION, $0.6 MILLION, AND $0.8 MILLION IN 2003, 2002 AND 2001, RESPECTIVELY.

I. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position at December 31, 2003 and 2002:

                                                                  2003                              2002
-------------------------------------------------------------------------------------------------------------------
                                                         GROSS                            GROSS
                                                       UNREALIZED         FAIR          UNREALIZED         FAIR
FOR THE YEARS ENDED DECEMBER 31,                         LOSSES           VALUE           LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Investment grade fixed maturities (1):
0-6 months                                             $      6.0     $      416.8     $        3.6     $     88.8
7-12 months                                                   3.9            140.1              0.6            7.2
Greater than 12 months                                        3.7             73.6             13.0          109.7
                                                       ----------     ------------     ------------     ----------
Total investment grade fixed maturities                      13.6            630.5             17.2          205.7

Below investment grade fixed maturities (2):
0-6 months                                                    0.4             15.0              8.5           62.6
7-12 months                                                   0.6              0.8              7.1           57.6
Greater than 12 months                                        1.4             23.6             16.7           87.3
                                                       -----------------------------------------------------------
Total below investment grade fixed maturities                 2.4             39.4             32.3          207.5
Equity securities                                             0.1              1.2              0.3            1.1
                                                       -----------------------------------------------------------
Total fixed maturities and equity securities           $     16.1     $      671.1     $       49.8     $    414.3
                                                       ===========================================================

(1) INCLUDES GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THE U.S. TREASURY, U.S. GOVERNMENT AND AGENCY SECURITIES, STATES, AND POLITICAL SUBDIVISIONS OF $0.5 MILLION AT DECEMBER 31, 2003. THERE WERE NO GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THESE CATEGORIES AT DECEMBER 31, 2002.

(2) AT DECEMBER 31, 2003 AND 2002, SUBSTANTIALLY ALL BELOW INVESTMENT GRADE SECURITIES WITH AN UNREALIZED LOSS HAD BEEN RATED BY THE NAIC, STANDARD & POOR'S, OR MOODY'S.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; any specific events which may influence the operations of the issuer; general market conditions; and, the financial condition and prospects of the issuer's market and industry. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities are temporary.

J. OTHER

At December 31, 2003 and 2002, the Company had the following investments at fair value which exceeded 10% of shareholder's equity.

ISSUER NAME                                                                             2003        2002
----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal National Mortgage Association                                               $    129.4  $     88.7
Federal Home Loan Mortgage Corporation                                                    80.1        67.4
Morgan Stanley Dean Witter Capital I                                                      69.9        55.9
U.S. Treasury                                                                             48.9        56.3
Bear Stearns Commercial Mortgage                                                          47.2           -
JP Morgan Chase Commercial Mortgage                                                       35.0        40.5
Marshall Money Market Fund                                                                34.9           -
First Union National Bank Commercial Mortgage                                             32.9        34.5
UBS                                                                                          -        53.0
Clipper Receivables Corporation                                                              -        40.0
CS First Boston Mortgage Securities Corporation                                              -        28.9
New Boston ACA Ltd. Partner                                                                  -        28.6
Telefonica Europe                                                                            -        28.1

6.   INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                            2003        2002        2001
----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                          $  159.6     $ 230.9     $ 275.6
Equity securities                                                              0.1         0.1         0.1
Mortgage loans                                                                12.4        16.4        28.2
Policy loans                                                                  10.1         9.9        12.0
Derivatives                                                                   (5.9)      (37.7)      (48.0)
Other long-term investments                                                    5.0         8.4        12.5
Short-term investments                                                         0.9         2.1         3.0
                                                                          --------------------------------
Gross investment income                                                      182.2       230.1       283.4
Less investment expenses                                                      (3.6)       (8.0)      (10.6)
                                                                          --------------------------------
Net investment income                                                     $  178.6     $ 222.1     $ 272.8
                                                                          ================================

The Company had fixed maturities with a carry value of $9.0 million and $10.6 million on non-accrual status at December 31, 2003 and 2002, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2003, however the Company had mortgage loans with a carrying value of $7.4 million on non-accrual status at December 31, 2002. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $2.3 million, $9.6 million, and $6.4 million in 2003, 2002, and 2001, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2003 and 2002.

There were no mortgage loans which were non-income producing at December 31, 2003 and 2002. However, the Company had non-income producing fixed maturities with a carrying value of $3.3 million and $4.3 million at December 31, 2003 and 2002, respectively.

Included in other long-term investments is income from limited partnerships of $3.2 million, $5.0 million, and $8.6 million in 2003, 2002, and 2001, respectively.

B. NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                            2003        2002        2001
----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                          $  13.3    $  (14.0)    $ (69.5)
Equity securities                                                             0.5           -        22.9
Mortgage loans                                                                0.8         0.8         6.3
Derivatives                                                                  (4.4)      (53.1)      (32.8)
Other long-term investments                                                  (2.6)        2.0        (7.6)
                                                                          --------------------------------
Net realized investment gains (losses)                                    $   7.6    $  (64.3)    $ (80.7)
                                                                          ================================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                      PROCEEDS FROM
                                                        VOLUNTARY          GROSS          GROSS
FOR THE YEARS ENDED DECEMBER 31,                          SALES            GAINS          LOSSES
-------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
Fixed maturities                                        $   583.8        $   39.9        $    5.6
Equity securities                                             0.7             0.6               -

2002
Fixed maturities                                        $ 1,636.0        $   83.1        $   20.4
Equity securities                                             0.1             0.1               -

2001
Fixed maturities                                        $   757.4        $   32.6        $   20.5
Equity securities                                            24.5            24.1               -

The Company recognized losses of $22.5 million, $81.5 million, and $89.4 million in 2003, 2002, and 2001, respectively, related to other-than-temporary impairments of fixed maturities and other securities.

C. OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                              2003       2002       2001
---------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized appreciation (depreciation) on available-for-sale securities:

Unrealized holding gains (losses) arising during period, (net of taxes
(benefit) of $11.4, $(14.5) and $(2.7) in 2003, 2002 and 2001)               $ 21.2    $ (26.9)  $   (5.0)

Less: reclassification adjustment for gains (losses) included in net income (net of taxes (benefit) of $3.9, $(4.2) and $(19.0) million in
2003, 2002 and 2001                                                             7.3       (7.8)     (35.2)
                                                                             ----------------------------
Total available-for-sale securities                                            13.9      (19.1)      30.2
                                                                             ----------------------------
Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of taxes
(benefit) of $10.7, $4.7 and $(63.4) million in 2003, 2002 and 2001)           19.9        8.9     (117.7)

Less: reclassification adjustment for gain (losses) included in net income
(net of taxes (benefit) of $13.2, $25.2 and $(63.9) million in 2003, 2002
and 2001)                                                                      24.6       46.9     (118.6)
                                                                             ----------------------------
Total derivative instruments                                                   (4.7)     (38.0)       0.9
                                                                             ----------------------------
Net unrealized appreciation (depreciation) on available-for-sale securities  $  9.2    $ (57.1)  $   31.1
                                                                             ============================

7.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

DERIVATIVE INSTRUMENTS

Fair values are estimated using independent pricing sources.

COMPANY OWNED LIFE INSURANCE

Fair values are based on the current cash surrender value of the policy. This value is dependent on the fair value of the underlying securities which is based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                         2003                      2002
                                                               -------------------------------------------------
                                                                CARRYING       FAIR       CARRYING      FAIR
DECEMBER 31,                                                      VALUE        VALUE        VALUE       VALUE
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
    Cash and cash equivalents                                  $    192.8   $    192.8   $    120.8   $    120.8
    Fixed maturities                                              2,818.8      2,818.8      2,748.5      2,748.5
    Equity securities                                                 5.5          5.5          1.9          1.9
    Mortgage loans                                                  122.3        128.1        175.1        186.0
    Policy loans                                                    160.3        160.3        171.9        171.9
    Derivatives                                                      36.5         36.5         44.7         44.7
    Company owned life insurance                                        -            -         67.2         67.2
                                                               -------------------------------------------------
                                                               $  3,336.2   $  3,342.0   $  3,330.1   $  3,341.0
                                                               =================================================
Financial Liabilities
    Guaranteed investment contracts                                 207.5        217.0   $    207.2   $    220.4
    Derivatives                                                      15.7         15.7         24.6         24.6
    Supplemental contracts without life contingencies                22.7         22.7         20.1         20.1
    Dividend accumulations                                           87.1         87.1         87.6         87.6
    Other individual contract deposit funds                          15.3         15.3         16.5         16.5
    Other group contract deposit funds                              162.2        165.3        164.6        173.5
    Individual annuity contracts - general account                  120.2        114.9        147.5        146.9
    Trust instruments supported by funding obligations            1,200.3      1,210.8      1,202.8      1,224.5
                                                               -------------------------------------------------
                                                               $  1,831.0   $  1,848.8   $  1,870.9   $  1,914.1
                                                               =================================================

8.   CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2003 and 2002 and for the periods ended December 31, 2003, 2002 and 2001 is as follows:

DECEMBER 31,                                                                     2003             2002
---------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Assets
    Fixed maturities, at fair value (amortized cost of $496.2 and $517.4)    $      523.4      $    542.4
    Mortgage loans                                                                   40.7            46.6
    Policy loans                                                                    156.1           167.4
    Cash and cash equivalents                                                         9.4             0.3
    Accrued investment income                                                        12.3            13.1
    Deferred policy acquisition costs                                                 6.1             8.2
    Deferred federal income taxes                                                     7.6             5.4
    Other assets                                                                      4.9             4.7
                                                                             ----------------------------
Total assets                                                                 $      760.5      $    788.1
                                                                             ----------------------------
Liabilities
    Policy liabilities and accruals                                                 749.9           767.5
    Policyholder dividends                                                           62.8            57.1
    Other liabilities                                                                 2.6            23.8
                                                                             ----------------------------
Total liabilities                                                            $      815.3      $    848.4
                                                                             ----------------------------
Excess of  Closed Block liabilities over assets designated to the
  Closed Block                                                               $       54.8      $     60.3
Amounts included in accumulated other comprehensive income:
Net unrealized investment losses, net of deferred federal income tax
  benefits of $5.5 million and $5.2 million                                         (10.2)           (9.6)
                                                                             ----------------------------
Maximum future earnings to be recognized from Closed Block assets and
  liabilities                                                                $       44.6      $     50.7
                                                                             ============================

FOR THE YEARS ENDED DECEMBER 31,               2003         2002        2001
------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
  Premiums and other income                  $   40.8     $   46.2    $   47.2
  Net investment income                          46.4         51.3        54.1
  Realized investment losses                      2.3         (8.3)       (2.2)
                                             ---------------------------------
Total revenues                                   89.5         89.2        99.1
                                             ---------------------------------
Benefits and expenses
  Policy benefits                                80.7         79.4        83.1
  Policy acquisition expenses                     2.2          2.2         0.6
  Other operating expenses                        0.2          0.7           -
                                             ---------------------------------
Total benefits and expenses                      83.1         82.3        83.7
                                             ---------------------------------
Contribution from the Closed Block           $    6.4     $    6.9    $   15.4
                                             ---------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                    2003         2002           2001
------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash flows
    Cash flows from operating activities:
    Contribution from the Closed Block                            $   6.4      $     6.9      $   15.4
    Adjustment for net realized investment (gains) losses            (2.3)           8.3           2.2
    Change in:
       Deferred policy acquisition costs                              2.1            2.2           0.6
       Policy liabilities and accruals                              (15.0)         (31.2)        (12.3)
       Expenses and taxes payable                                   (21.2)           9.6          (0.2)
       Other, net                                                    (0.8)          (1.3)          2.4
                                                                  ------------------------------------
    Net cash (used in) provided by operating activities             (30.8)          (5.5)          8.1
    Cash flows from investing activities:
       Sales, maturities and repayments of investments              136.2          176.1         136.8
       Purchases of investments                                    (107.6)        (194.2)       (147.2)
       Policy loans and other, net                                   11.3           14.7           9.6
                                                                  ------------------------------------
    Net cash provided by (used in) investing activities              39.9           (3.4)         (0.8)
                                                                  ------------------------------------
Net increase (decrease) in cash and cash equivalents                  9.1           (8.9)          7.3
Cash and cash equivalents, beginning of year                          0.3            9.2           1.9
                                                                  ------------------------------------
Cash and cash equivalents, end of year                            $   9.4      $     0.3      $    9.2
                                                                  ------------------------------------

There were no reserves on mortgage loans at December 31, 2003 and 2002.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

9.   GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes, and ceased its amortization of goodwill. Amortization expense in 2001 was $0.3 million, net of taxes. In accordance with Statement No. 142, the following table provides income (loss) before the cumulative effect of a change in accounting principle, net income (loss), and related per share amounts as of December 31, 2003, 2002 and 2001 as reported and adjusted as if the Company had ceased amortizing goodwill effective January 1, 2001.

DECEMBER 31,                                                     2003        2002        2001
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Reported income (loss) before cumulative effect of change
  in accounting principle                                     $     5.9   $    80.6    $  (34.3)
  Goodwill amortization                                               -           -         0.3
                                                              ---------   ---------    --------
  Adjusted income (loss) before cumulative effect of
    change in accounting principle                            $     5.9   $    80.6    $  (34.0)
                                                              =========   =========    ========

  Reported net income (loss)                                  $     5.9   $    79.0    $  (37.5)
  Goodwill amortization                                               -           -         0.3
                                                              ---------   ---------    --------
  Adjusted net income (loss)                                  $     5.9   $    79.0    $  (37.2)
                                                              =========   =========    ========

In accordance with the provisions of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2003. Based on this review, the Company recorded, during the fourth quarter of 2003, a pre-tax charge of $2.1 million, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. This charge, which relates to the Allmerica Financial Services segment (see Note 14 - Segment Information), was reflected in other operating expenses in the Consolidated Statements of Income. The Company used a discounted cash flow model to value this subsidiary. Subsequent to the Company's annual impairment review, on December 31, 2003, the Company sold this subsidiary. The remaining $0.9 million of goodwill was expensed as a component of the loss on sale.

10.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expenses (benefit) in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                 2003        2002        2001
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax expense (benefit)
    Current                                                   $    21.4   $    18.5    $   10.8
    Deferred                                                      (17.3)       (9.7)      (53.1)
                                                              ---------------------------------
Total                                                         $     4.1   $     8.8    $  (42.3)
                                                              =================================

The federal income taxes attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                2003         2002        2001
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax expense  (benefit)                $     3.5   $    31.3    $  (26.8)
    Tax credits                                                    (4.5)      (10.8)      (10.8)
    Restricted stock                                                2.1           -           -
    Sale of subsidiary                                              1.5           -           -
    Prior years' federal income tax settlement                      1.3       (11.6)          -
    Dividend received deduction                                    (1.0)       (0.9)       (1.6)
    Changes in other tax estimates                                  0.9         0.7        (1.4)
    Other, net                                                      0.3         0.1        (1.7)
                                                              ---------------------------------
Federal income tax expense (benefit)                          $     4.1   $     8.8    $  (42.3)
                                                              =================================

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                                    2003        2002
-----------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
    Insurance reserves                                        $   (57.0)  $   (65.0)
    Deferred acquisition costs                                      6.9        10.4
    Tax credit carryforwards                                      (55.3)      (53.4)
    Employee benefit plans                                        (45.9)      (52.3)
    Loss carryforwards                                            (17.9)       (3.6)
    Discontinued operations                                       (18.6)      (22.4)
    Software capitalization                                         0.4
    Investments, net                                              (29.9)      (20.3)
    Restructuring reserve                                          (7.4)       (3.8)
    Other, net                                                     (2.8)      (11.6)
                                                              ---------------------
Deferred tax asset, net                                       $  (227.5)  $  (222.0)
                                                              =====================

Gross deferred income tax assets totaled approximately $302.6 million and $447.7 million at December 31, 2003 and 2002, respectively. Gross deferred income tax liabilities totaled approximately $75.2 million and $225.7 million at December 31, 2003 and 2002, respectively.

The Company believes, based on objective evidence, the deferred tax assets will be realized. At December 31, 2003, there are available low income housing credit carryforwards of $52.6 million, which will expire beginning in 2018. At December 31, 2003, the Company has capital loss carryforwards of $17.9 million which expire in 2008.

In the first quarter of 2004, the Company has reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that will result in a tax benefit of approximately $30 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. Certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

11.  PENSION PLANS

AFC provides retirement benefits to substantially all of its employees under defined benefit pension plans. These plans are based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

ASSUMPTIONS

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31,                                                      2003        2002        2001
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                                     5.875%      6.250%      6.875%
Expected return on plan assets                                     8.50%       8.50%       9.50%
Rate of compensation increase                                      4.00%       4.00%       4.00%
Cash balance allocation                                            5.00%       3.00%       5.00%
Cash balance interest crediting rate                               5.00%       6.00%       7.00%

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

DECEMBER 31,                                                      2003        2002        2001
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                                     6.250%      6.875%      7.250%
Expected return on plan assets                                     8.50%       9.50%       9.50%
Rate of compensation increase                                      4.00%       4.00%       4.00%
Cash balance allocation                                            5.00%       3.00%       5.00%
Cash balance interest crediting rate                               6.00%       7.00%       7.00%

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean returns downward to reflect this expectation. Also, the Company decreased its fixed income mean return from historical levels based on its expectation of modest increases in interest rates, slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2002, resulting in an expected rate of return on plan assets for 2003 of 8.50%.

PLAN ASSETS

The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as manage expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2003 and 2002 for the Company's plan assets are as follows:

                                                      TARGET        DECEMBER 31
                                                      LEVELS      2003        2002
-----------------------------------------------------------------------------------
(IN MILLIONS)
Equity securities:
  Domestic                                                47%     43.35%      46.09%
  International                                           20%     20.19%      15.36%
  AFC Common Stock                                         5%      7.41%       2.44%
                                                      ------     ------      ------
Total equity securities                                   72%     70.95%      63.89%
                                                      ------     ------      ------
  Fixed maturities                                        26%     28.73%      34.37%
  Money market funds                                       2%      0.32%       1.74%
                                                      ------     ------      ------
Total fixed maturities and money market funds             28%     29.05%      36.11%
                                                      ------     ------      ------
  Total assets                                           100%    100.00%     100.00%
                                                      ======     ======      ======

During the fourth quarter of 2003, a portion of the plan assets were transferred from separate investment accounts of FAFLIC to non-affiliated commingled pools. At December 31, 2003, approximately 66% of plan assets were invested in these commingled pools. Prior to 2003, plan assets were invested primarily in various separate accounts and the general account of FAFLIC. Equity securities include 796,462 shares of AFC common stock at December 31, 2003 and 2002 with a market value of $24.5 million and $8.0 million, respectively.

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligation and the fair value of plan assets. At December 31, 2003 and 2002, the projected benefit obligations exceeded the plans' assets. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2003 and 2002, the Company had $6.3 million and $10.3 million in accumulated other comprehensive income related to its minimum pension liability. As such, during 2003, the Company recorded a decrease in the minimum pension liability of $4.0 million, while in 2002, the Company recorded an increase of $7.2 million. These changes in the liability are primarily the result of fluctuations in the market value of assets held by the plan due to general shifts in the equity market, as well as the $25.0 million Company contribution to the qualified plan in 2003.

DECEMBER 31,                                                     2003        2002
-----------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                                $   512.3   $   512.9
                                                              ---------------------
Change in benefit obligation:
Projected benefit obligations, beginning of year              $   525.4   $   483.2
Service cost - benefits earned during the year                     11.8        11.1
Interest cost                                                      30.4        32.6
Actuarial (gains) losses                                          (14.0)       28.6
Benefits paid                                                     (31.1)      (30.1)
                                                              ---------------------
Projected benefit obligations, end of year                        522.5       525.4
                                                              ---------------------
Change in plan assets:
Fair value of plan assets, beginning of year                      269.0       364.3
Actual return on plan assets                                       64.5       (68.8)
Company contribution                                               28.3         3.6
Benefits paid                                                     (31.1)      (30.1)
                                                              ---------------------
Fair value of plan assets, end of year                            330.7       269.0
                                                              ---------------------
Funded status of the fund                                        (191.8)     (256.4)
Unrecognized transition obligation                                (12.8)      (15.0)
Unamortized prior service cost                                     (8.3)       (3.5)
Unrecognized net actuarial gains                                   24.6        26.3
                                                              ---------------------
Net pension liability                                         $  (188.3)  $  (248.6)
                                                              ---------------------

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $3.3 million and $4.7 million in 2003 and 2002, respectively, which reflects fair value, net of applicable amortization. In addition to the net pension liability, the Company has also recorded intangible assets related to its non-qualified plans of $0.6 million and $3.8 million as of December 31, 2003 and 2002, respectively.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                 2003        2002        2001
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost - benefits earned during the year                $    11.8   $    11.1    $   14.7
Interest cost                                                      30.4        32.6        30.9
Expected return on plan assets                                    (22.4)      (33.4)      (39.6)
Recognized net actuarial loss (gain)                               28.9        11.3        (0.4)
Amortization of transition asset                                   (2.2)       (2.2)       (2.2)
Amortization of prior service cost                                 (3.0)       (2.6)       (3.1)
Curtailment loss and special termination benefits                   0.7         5.4           -
                                                              ---------------------------------
  Net periodic pension cost (benefit)                         $    44.2   $    22.2    $    0.3
                                                              =================================

The curtailment loss in 2003 of $0.7 million is the result of the AFS VeraVest restructuring effort in the fourth quarter of 2003 (see Note 4 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the AFS VeraVest restructuring. The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the 2002 AFS restructuring (see Note 4 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the aforementioned 2002 AFS restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net pension cost over five years.

CONTRIBUTIONS

The Company is required to contribute $2.7 million to its qualified pension plan in 2004 in order to fund its minimum obligation in accordance with ERISA. At this time, no additional contributions are expected to be made to the qualified plan. In addition, the Company expects to contribute $3.2 million to its non-qualified pension plans to fund 2004 benefit payments.

OTHER

In addition to the defined benefit plans, AFC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2003, 2002 and 2001, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.4 million, $5.0 million, and $5.7 million in 2003, 2002 and 2001, respectively. The Company allocated $5.1 million, $4.7 million and $5.4 million of the 401(k) expense to its affiliated companies in 2003, 2002 and 2001, respectively. In addition to this plan, the Company also has a defined contribution plan for substantially all of its former AFS agents. The Company recognized expenses in 2003, 2002 and 2001 of $1.1 million, $3.1 million, and $3.3 million, respectively, related to this plan. The decrease in expense in 2003 is due to the termination of all agent contracts as of December 31, 2002 pursuant to the AFS restructuring (see Note 4 - Significant Transactions). As a result, there will be no future agent or employer contributions to this plan.

12.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The Company ceased its distribution of proprietary life and annuity products in 2002 (see Note 14 - Segment Information) and terminated all life insurance and annuity agent contracts as of December 31, 2002. The population of agents receiving postretirement benefits was frozen as of this date. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The Company has elected to defer accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act"). The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. Authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Company to modify previously reported information.

DECEMBER 31,                                                                 2003        2002
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Change in benefit obligation:
Accumulated postretirement benefit obligation, beginning of year          $    75.9    $   77.2
Service cost                                                                    1.4         2.2
Interest cost                                                                   4.9         5.0
Actuarial losses                                                               10.7         4.7
Plan amendments                                                                (9.6)          -
Benefits paid                                                                  (4.4)       (4.2)
Curtailment gain and special termination benefits                                 -        (9.0)
                                                                          ---------------------
Accumulated postretirment benefit obligation, end of year                      78.9        75.9
                                                                          ---------------------
Fair value of plan assets, end of year                                            -           -
                                                                          ---------------------
Funded status of plan                                                         (78.9)      (75.9)
Unamortized prior service cost                                                (10.5)       (2.8)
Unrecognized net actuarial losses (gains)                                       4.5        (6.0)
                                                                          ---------------------
Accumulated postretirement benefit costs                                  $   (84.9)   $  (84.7)
                                                                          ---------------------

Plan amendments in 2003 resulted in a benefit of $9.6 million and reflect a net increase in certain home office retiree contributions, deductibles and copayments, thereby lowering plan costs.

FOR THE YEARS ENDED DECEMBER 31,                                 2003        2002        2001
-----------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                                  $     1.4   $     2.2    $    2.3
Interest cost                                                       4.9         5.0         4.9
Recognized net actuarial loss (gain)                                0.2        (0.3)       (0.4)
Amortization of prior service cost                                 (1.9)       (2.2)       (2.2)
Curtailment loss and special termination benefits                     -        (6.8)          -
                                                              ---------------------------------
  Net periodic pension cost (benefit)                         $     4.6   $    (2.1)   $    4.6
                                                              =================================

As a result of the AFS restructuring in 2002 (see Note 4 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $1.7 million and $2.4 million in 2003 and 2002, respectively, which reflects fair value, net of applicable amortization.

ASSUMPTIONS

The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                                    2003        2002
-----------------------------------------------------------------------------------
Postretirement benefit obligations discount rate                  5.875%      6.250%
Postretirement benefit cost discount rate                         6.250%      6.875%

     Assumed health care cost trend rates are as follows:

DECEMBER 31                                                        2003        2002
-----------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                    10%          9%
Rate to which the cost trend is assumed to decline
  (ultimate trend rate)                                               5%          5%
Year the rate reaches the ultimate trend rate                      2012        2010

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                                      2003        2002
--------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total service and interest cost during 2003                               $    0.3    $   (0.3)
Effect on accumulated postretirement benefit obligation at December 31, 2003        $    3.2    $   (2.8)

13.  DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Insurance Commissioner to maintain total adjusted capital levels at a minimum of 100% ofFAFLIC's Company Action Level, which was $78.9 million at December 31, 2003. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $176.6 million at December 31, 2003 for FAFLIC. The Company Action Level is the first level in which the Massachusetts Insurance Commissioner would mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that FAFLIC would not require additional capital contributions from AFC. No dividends were declared by FAFLIC to its parent during 2002 or 2001, and neither company can pay dividends to their parent without prior approval from the Massachusetts Insurance Commissioner.

14.  SEGMENT INFORMATION

The Company offers financial products and services and conducts business principally in three operating segments. These segments are Property and Casualty (formerly "Risk Management"), AFS, and Asset Management (formerly "Allmerica Asset Management"). Prior to 2003, AFS and Asset Management comprised the Asset Accumulation group. In accordance with Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

The Property and Casualty segment includes the Company's discontinued operations (see Note 3 - Discontinued Operations).

At December 31, 2003, our AFS segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products. During 2003, AFS managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest. VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, we announced the cessation of retail sales through VeraVest (see Note 4 - Significant Transactions). In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Through its Asset Management segment, prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2003 and the fourth quarter of 2002 (see Note 4
- Significant Transactions). This segment continues to provide investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients through its subsidiary, Opus Investment Management, Inc., a Registered Investment Advisor. Additionally, this segment includes AMGRO, Inc., the Company's property and casualty insurance premium financing business.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities (mandatorily redeemable preferred securities of a subsidiary trust holding solely junior subordinated debentures of the Company) and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

Management evaluates the results of the aforementioned segments based on a pre-tax basis. Segment income excludes certain items, which are included in net income, such as federal income taxes and net realized investment gains and losses, including certain gains or losses on derivative instruments, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Also, segment income excludes net gains and losses on disposals of businesses, discontinued operations, restructuring and reorganization costs, extraordinary items, the cumulative effect of accounting changes and certain other items. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income (loss) enhances understanding of the Company's results of operations by highlighting net income (loss) attributable to the normal operations of the business. However, segment income (loss) should not be construed as a substitute for net income (loss) determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,                                                  2003        2002        2001
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Segment revenues:
         Allmerica Financial Services                                          $   178.0   $   203.5   $   213.2
         Asset Management                                                           78.2        99.7       143.5
                                                                               ---------------------------------
            Total segment revenues including closed block                          256.2       303.2       356.7
                                                                               ---------------------------------
Adjustment to segment revenues:
         Net realized gains (losses)                                                 7.6       (64.3)      (80.7)
                                                                               ---------------------------------
            Total revenues                                                     $   263.8   $   238.9   $   276.0
                                                                               =================================

FOR THE YEARS ENDED DECEMBER 31,                                                  2003        2002        2001
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Segment income (loss) before federal income taxes:
         Allmerica Financial Services                                          $    25.3   $     1.7   $    30.5
         Asset Management                                                            4.4        13.8        15.9
                                                                               ---------------------------------
            Subtotal                                                                29.7        15.5        46.4
                                                                               ---------------------------------
         Corporate                                                                  (3.2)        1.8       (11.9)
                                                                               ---------------------------------
              Segment income before federal income taxes                            26.5        17.3        34.5
                                                                               ---------------------------------
Adjustment to segment revenues:
          Net realized investment gains (losses), net of amortization                5.3       (57.7)      (78.4)
          Gain from retirement of trust instruments
             supported by funding obligations                                        5.7       102.6           -
          Loss from sale of universal life business                                    -        (0.8)          -
          Sales practice litigation                                                    -         2.5         2.5
          Restructuring costs                                                      (29.0)      (14.8)          -
          Net gains (losses) on derivative instruments                               1.5        40.3       (35.2)
                                                                               ---------------------------------
          Income (loss) before federal income taxes                            $    10.0   $    89.4   $   (76.6)
                                                                               =================================

DECEMBER 31,                                                          2003        2002       2003        2002
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                               DEFERRED ACQUISITION
                                                                    IDENTIFIABLE ASSETS            COSTS
         Property and Casualty(1)                                  $   270.3   $   276.2   $     2.6   $     2.9
          Allmerica Financial Services                               3,084.8     3,423.3        48.3        56.6
          Asset Management                                           1,398.9     1,449.2           -           -
                                                                   ---------------------------------------------
                  Total                                            $ 4,754.0   $ 5,148.7   $    50.9   $    59.5
                                                                   =============================================

(1) CONSISTS OF ASSETS RELATED TO THE COMPANY'S DISCONTINUED OPERATIONS OF $270.3 MILLION AND $276.2 MILLION AT DECEMBER 31, 2003 AND 2002, RESPECTIVELY.

15.  LEASE COMMITMENTS

Rental expenses for operating leases amounted to $0.2 million, $1.0 million and $2.2 million in 2003, 2002 and 2001, respectively. These expenses relate primarily to building leases of the Company. At December 31, 2003, future minimum rental payments under non-cancelable operating leases were approximately $22.0 million, payable as follows: 2004-$9.8 million; 2005-$6.0 million; 2006-$3.6 million; 2007-$1.6 million; and $1.0 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments may not be less than the amounts shown for 2004.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business (see Note 4 - Significant Transactions). Reinsurance recoverables related to this agreement were $3.3 million and $1.0 million at December 31, 2003 and 2002, respectively. This balance represents approximately 2.2% and 0.1% of the Company's reinsurance recoverables at December 31, 2003 and 2002, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                          2003       2002       2001
------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Life and accident and health insurance premiums:
       Direct                                                           $   43.2   $   49.8   $   50.8
       Assumed                                                               0.5        0.6        0.7
       Ceded                                                                (2.0)      (2.4)      (2.7)
                                                                        ------------------------------
Net premiums                                                            $   41.7   $   48.0   $   48.8
                                                                        ==============================
Life and accident and health insurance and other individual
  policy benefits, claims, losses and loss adjustment expenses:
       Direct                                                           $  132.7   $  166.8   $  213.3
       Assumed                                                              (1.5)      (4.0)       0.3
       Ceded                                                                (0.7)      (3.2)      (0.5)
                                                                        ------------------------------
Net policy benefits, claims, losses and loss adjustment expenses        $  130.5   $  159.6   $  213.1
                                                                        ==============================

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,                                          2003          2002           2001
------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Balance at beginning of year                                           $    59.5      $  77.1        $  80.1
       Acquisition expenses deferred                                         2.0         15.1           10.1
       Amortized to expense during the year                                (10.2)       (31.7)          (8.8)
       Impairment of DAC  asset related to annuity business                    -         (0.2)             -
       Adjustment to equity during the year                                 (0.4)        (0.8)          (1.9)
       Adjustment for commission buyout program                                -            -           (2.4)
                                                                       -------------------------------------
Balance at end of year                                                 $    50.9      $  59.5        $  77.1
                                                                       =====================================

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequently, the Company ceased all new sales of proprietary variable annuities and life insurance products.

In 2002, the Company recognized a permanent impairment related to its universal life DAC asset by $0.1 million due to the sale of that business.

During 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $437.3 million, $434.8 million and $463.5 million at December 31, 2003, 2002 and 2001, respectively. Reinsurance recoverables related to this business were $322.4 million, $329.3 million and $343.0 million in 2003, 2002 and 2001, respectively. The decreases in 2002 and 2001 were primarily attributable to the continued run-off of the group accident and health business.

19.  CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

Litigation

On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE f/b/o EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums of $2.5 million each. Plaintiffs, who AFLIAC identified as engaging in frequent transfers of significant sums between sub-accounts that in its opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in 2002. Plaintiffs allege that such restrictions constitute a breach of the terms of the annuity contracts and seek unspecified damages, including lost profits and prejudgment interest. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. The court ordered limited discovery regarding the plaintiffs' attempts to trade following dissemination of the trading restrictions. The Company has filed a motion for reconsideration and clarification of the court's partial summary judgment opinion. Other than the limited discovery ordered by the court, no discovery in the case has ensued to date, and it is too early in the proceedings for the Company to assess the amount of potential damages if AFLIAC should ultimately be unsuccessful in defending this lawsuit. The outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period.

In 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFC recognized a $31.0 million pre-tax expense in 1998 related to this litigation. Subsequently, the Company has recognized pre-tax benefits of $2.5 million and $2.3 million in 2002 and 2001, respectively, resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers. The Company has $0.7 million in reserves at December 31, 2003 related to this lawsuit.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial statements, although they could have a material effect on the results of operations for a particular quarter or annual period.

20.  RELATED PARTY TRANSACTIONS

FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by FAFLIC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $305.4 million, $576.1 million and $560.9 million in 2003, 2002 and 2001 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $39.9 million and $98.7 million at December 31, 2003 and 2002, respectively.

In accordance with the above agreement, FAFLIC has allocated a decrease of $69.0 million on the minimum pension liability as of December 31, 2003 and allocated a $112.6 million and $61.7 million minimum pension liability increase to its affiliates as of December 31, 2002 and December 31, 2001 respectively.

In March 2002, AFC declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

In June 2002, AFC declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In December 2002, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

In the fourth quarter of 2003, the Company recognized a pre-tax charge of $21.9 million related to the cessation of VeraVest Investments, Inc., of which 100% of these costs have been retained by the Company and have not been allocated to AFLIAC.

In the fourth quarter of 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of the AFS segment of AFC. Although these actions relate to the entire AFS segment, which includes operations of both the Company and AFLIAC, 100% of these costs have been retained by the Company and have not been allocated to AFLIAC.

On December 31, 2002, FAFLIC dividended AFLIAC to its then immediate parent AFC (see Note 2 - Reorganization of AFC Corporate Structure).

21.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001, the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by state authorities. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount total capital and surplus would have been had the accounting principles been applied retroactively for all prior periods. The adjustment reflected by the Company included an increase in surplus of $27.6 related to the establishment of deferred tax assets and the change in valuation of pension liabilities. Reductions in surplus reflected by the Company totaled $4.7 million and resulted from the change in valuations of post-employment benefits and non-admitted assets.

Statutory net (loss) income and surplus are as follows:

(IN MILLIONS)                                         2003         2002        2001
------------------------------------------------------------------------------------
Statutory Net (Loss) Income
       Life and Health Companies                    $ (96.1)     $  18.1     $ (44.9)

Statutory Shareholder's Surplus
       Life and Health Companies                    $ 122.8      $ 162.2     $ 182.9

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of First Allmerica Financial Life
Insurance Company and the Contractowners of Separate Account
KG of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Separate Account KG of First Allmerica Financial Life Insurance Company at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
March 26, 2004

SEPARATE ACCOUNT KG

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

                                                                                                                    CREDIT
                                                                                                    ALGER           SUISSE
                                                                                   ALGER           AMERICAN         TRUST
                                                                                  AMERICAN        LEVERAGED        EMERGING
                                                                                  BALANCED          ALLCAP          MARKETS
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   3,090,261    $     479,127    $     127,134
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         3,090,261          479,127          127,134

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   3,090,261    $     479,127    $     127,134
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $   1,379,496    $     217,455    $      57,978
 Scudder Gateway Plus ....................................................         1,710,765          261,672           69,156
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   3,090,261    $     479,127    $     127,134
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   2,984,668    $     564,002    $     109,817
Underlying Fund shares held ..............................................           234,822           17,057           11,960

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................         1,385,541          341,683           70,825
 Net asset value per unit, December 31, 2003 .............................     $    0.995637    $    0.636423    $    0.818608

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................         1,686,352          306,652           59,933
 Net asset value per unit, December 31, 2003 .............................     $    1.014477    $    0.853319    $    1.153880

                                                                                   CREDIT
                                                                                   SUISSE                           DREYFUS
                                                                                   TRUST                            SOCIALLY
                                                                                   GLOBAL         DREYFUS IP      RESPONSIBLE
                                                                                POST-VENTURE        MIDCAP          GROWTH
                                                                                   CAPITAL          STOCK          FUND, INC
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $       1,722    $   1,852,554    $     617,447
                                                                               -------------    -------------    -------------
  Total assets ...........................................................             1,722        1,852,554          617,447

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $       1,722    $   1,852,554    $     617,447
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $       1,722    $   1,211,422    $     561,471
 Scudder Gateway Plus ....................................................                 -          641,132           55,976
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $       1,722    $   1,852,554    $     617,447
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $       2,680    $   1,589,319    $     862,188
Underlying Fund shares held ..............................................               182          117,102           25,954

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................             3,435          956,183          821,472
 Net asset value per unit, December 31, 2003 .............................     $    0.501342    $    1.266935    $    0.683494

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................                 -          569,287           69,190
 Net asset value per unit, December 31, 2003 .............................     $           -    $    1.126201    $    0.809022

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2003

                                                                                                                    SCUDDER
                                                                                                                 21ST CENTURY
                                                                                  INVESCO          JANUS            GROWTH
                                                                                    VIF            ASPEN            SERIES I
                                                                                 UTILITIES         GROWTH           CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $     254,252    $          52    $     331,569
                                                                               -------------    -------------    -------------
  Total assets ...........................................................           254,252               52          331,569

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $     254,252    $          52    $     331,569
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $      31,437              $ -    $     206,121
 Scudder Gateway Plus ....................................................           222,815                -          125,448
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -               52                -
                                                                               -------------    -------------    -------------
                                                                               $     254,252    $          52    $     331,569
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $     251,275    $          75    $     377,186
Underlying Fund shares held ..............................................            19,618                3           69,221

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................            51,048               72          463,646
 Net asset value per unit, December 31, 2003 .............................     $    0.615830    $    0.722244    $    0.444565

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           309,147                -          179,953
 Net asset value per unit, December 31, 2003 .............................     $    0.720741    $           -    $    0.697116

                                                                                  SCUDDER          SCUDDER         SCUDDER
                                                                                AGGRESSIVE          BLUE           CAPITAL
                                                                                  GROWTH            CHIP            GROWTH
                                                                                 SERIES II        SERIES II        SERIES I
                                                                                  CLASS A          CLASS A         CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $     460,525    $   3,391,524    $     846,323
                                                                               -------------    -------------    -------------
  Total assets ...........................................................           460,525        3,391,524          846,323

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $     460,525    $   3,391,524    $     846,323
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $     290,825    $   2,584,926    $     569,148
 Scudder Gateway Plus ....................................................           169,700          806,598          277,175
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $     460,525    $   3,391,524    $     846,323
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $     555,299    $   3,746,093    $   1,026,855
Underlying Fund shares held ..............................................            48,630          286,446           58,007

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................           321,053        2,321,103          590,352
 Net asset value per unit, December 31, 2003 .............................     $    0.905848    $    1.113663    $    0.964083

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           192,258          883,148          326,724
 Net asset value per unit, December 31, 2003 .............................     $    0.882670    $    0.913321    $    0.848346

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2003

                                                                                  SCUDDER          SCUDDER          SCUDDER
                                                                                 CONTRARIAN         FIXED            GLOBAL
                                                                                   VALUE            INCOME         BLUE CHIP
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A        CLASS A (a)        CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   1,910,170    $   4,046,902    $     804,530
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         1,910,170        4,046,902          804,530

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   1,910,170    $   4,046,902    $     804,530
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $   1,383,497    $   2,227,505    $     685,251
 Scudder Gateway Plus ....................................................           526,673        1,819,397          119,279
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   1,910,170    $   4,046,902    $     804,530
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   1,779,932    $   3,873,713    $     784,192
Underlying Fund shares held ..............................................           131,103          332,531           77,433

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................         1,039,298        1,730,871          626,795
 Net asset value per unit, December 31, 2003 .............................     $    1.331185    $    1.286927    $    1.093261

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           477,649        1,627,730          119,185
 Net asset value per unit, December 31, 2003 .............................     $    1.102637    $    1.117751    $    1.000786

                                                                                  SCUDDER          SCUDDER          SCUDDER
                                                                                   GLOBAL         GOVERNMENT      GROWTH AND
                                                                                 DISCOVERY        SECURITIES        INCOME
                                                                                  SERIES I        SERIES II        SERIES I
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $     524,876    $   4,684,399    $   1,346,745
                                                                               -------------    -------------    -------------
  Total assets ...........................................................           524,876        4,684,399        1,346,745

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $     524,876    $   4,684,399    $   1,346,745
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $     316,889    $   2,258,249    $     799,031
 Scudder Gateway Plus ....................................................           207,987        2,426,150          547,714
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $     524,876    $   4,684,399    $   1,346,745
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $     423,698    $   4,646,329    $   1,376,787
Underlying Fund shares held ..............................................            50,566          373,259          158,441

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................           278,397        1,724,017          866,384
 Net asset value per unit, December 31, 2003 .............................     $    1.138261    $    1.309876    $    0.922261

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           190,158        2,210,234          594,851
 Net asset value per unit, December 31, 2003 .............................     $    1.093758    $    1.097689    $    0.920759

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2003

                                                                                                   SCUDDER          SCUDDER
                                                                                  SCUDDER           HEALTH           HIGH
                                                                                  GROWTH           SCIENCES         INCOME
                                                                                 SERIES II         SERIES I        SERIES II
                                                                                  CLASS A          CLASS A        CLASS A (a)
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   1,172,217    $     647,668    $   3,878,729
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         1,172,217          647,668        3,878,729

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   1,172,217    $     647,668    $   3,878,729
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $   1,043,841    $      88,602    $   2,481,735
 Scudder Gateway Plus ....................................................           128,376          559,066        1,396,994
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   1,172,217    $     647,668    $   3,878,729
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   1,754,078    $     575,652    $   3,763,014
Underlying Fund shares held ..............................................            63,329           59,148          460,110

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................         1,335,952           84,013        2,228,303
 Net asset value per unit, December 31, 2003 .............................     $    0.781347    $    1.054623    $    1.113733

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           157,692          540,240        1,175,916
 Net asset value per unit, December 31, 2003 .............................     $    0.814091    $    1.034847    $    1.188005

                                                                                  SCUDDER                           SCUDDER
                                                                               INTERNATIONAL       SCUDDER           MONEY
                                                                               SELECT EQUITY    INTERNATIONAL       MARKET
                                                                                 SERIES II         SERIES I        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   1,110,618    $     881,325    $   3,106,434
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         1,110,618          881,325        3,107,462

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   1,110,618    $     881,325    $   3,107,462
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $     895,365    $     729,223    $   1,353,935
 Scudder Gateway Plus ....................................................           215,253          152,102        1,753,527
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   1,110,618    $     881,325    $   3,107,462
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $     922,069    $     755,654    $   3,106,434
Underlying Fund shares held ..............................................           109,098          106,698        3,106,434

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................           965,809          815,879        1,188,408
 Net asset value per unit, December 31, 2003 .............................     $    0.927062    $    0.893788    $    1.139285

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           210,409          173,073        1,763,205
 Net asset value per unit, December 31, 2003 .............................     $    1.023024    $    0.878834    $    0.994511

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2003

                                                                                  SCUDDER          SCUDDER          SCUDDER
                                                                                   SMALL          STRATEGIC        TECHNOLOGY
                                                                                CAP GROWTH          INCOME           GROWTH
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   1,179,677    $   3,735,116    $   2,345,171
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         1,179,677        3,735,116        2,345,171

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   1,179,677    $   3,735,116    $   2,345,171
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $     782,893    $     970,405    $   1,426,202
 Scudder Gateway Plus ....................................................           396,784        2,764,711          918,969
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   1,179,677    $   3,735,116    $   2,345,171
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   1,286,617    $   3,536,498    $   2,097,565
Underlying Fund shares held ..............................................           104,028          316,267          265,291

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
  Units outstanding, December 31, 2003 ...................................           965,301          765,283        1,709,990
  Net asset value per unit, December 31, 2003 ............................     $    0.811035    $    1.268035    $    0.834041

Scudder Gateway Plus:
  Units outstanding, December 31, 2003 ...................................           497,564        2,335,723        1,051,545
  Net asset value per unit, December 31, 2003 ............................     $    0.797453    $    1.183664    $    0.873923

                                                                                                     SVS              SVS
                                                                                  SCUDDER           DAVIS           DREMAN
                                                                                   TOTAL           VENTURE         FINANCIAL
                                                                                   RETURN           VALUE          SERVICES
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   4,140,720    $   1,583,849    $     942,591
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         4,140,720        1,583,849          942,591

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   4,140,720    $   1,583,849    $     942,591
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $   3,033,216    $     562,738    $     405,854
 Scudder Gateway Plus ....................................................         1,107,504        1,021,111          536,737
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   4,140,720    $   1,583,849    $     942,591
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   4,636,403    $   1,371,658    $     813,503
Underlying Fund shares held ..............................................           194,491          153,623           76,447

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
  Units outstanding, December 31, 2003 ...................................         2,691,633          562,561          287,245
  Net asset value per unit, December 31, 2003 ............................     $    1.126905    $    1.000313    $    1.412919

Scudder Gateway Plus:
  Units outstanding, December 31, 2003 ...................................         1,154,244          981,000          481,671
  Net asset value per unit, December 31, 2003 ............................     $    0.959506    $    1.040888    $    1.114322

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2003

                                                                                    SVS              SVS              SVS
                                                                                  DREMAN           DREMAN        EAGLE FOCUSED
                                                                                HIGH RETURN       SMALL CAP        LARGE CAP
                                                                                  EQUITY            VALUE           GROWTH
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   4,562,549    $   2,394,960    $     425,513
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         4,562,549        2,394,960          425,513

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   4,562,549    $   2,394,960    $     425,513
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $   2,620,271    $   1,366,759    $     286,836
 Scudder Gateway Plus ....................................................         1,942,278        1,028,201          138,677
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   4,562,549    $   2,394,960    $     425,513
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   4,125,135    $   1,865,262    $     428,186
Underlying Fund shares held ..............................................           404,481          149,126           49,306

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................         1,912,187        1,054,495          344,088
 Net asset value per unit, December 31, 2003 .............................     $    1.370300    $    1.296126    $    0.833612

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................         1,863,588          805,151          160,519
 Net asset value per unit, December 31, 2003 .............................     $    1.042225    $    1.277028    $    0.863930

                                                                                   SVS                                SVS
                                                                                  FOCUS              SVS            INVESCO
                                                                                  VALUE+            INDEX           DYNAMIC
                                                                                  GROWTH             500            GROWTH
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A         CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   1,503,246    $   2,532,287    $     150,558
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         1,503,246        2,532,287          150,558

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   1,503,246    $   2,532,287    $     150,558
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $   1,336,684    $   1,567,723    $     112,013
 Scudder Gateway Plus ....................................................           166,562          964,564           38,545
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   1,503,246    $   2,532,287    $     150,558
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   1,810,071    $   2,563,257    $     131,685
Underlying Fund shares held ..............................................           118,553          303,268           18,272

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................         1,336,883        1,932,843          141,177
 Net asset value per unit, December 31, 2003 .............................     $    0.999851    $    0.811097    $    0.793429

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           186,599        1,032,817           42,504
 Net asset value per unit, December 31, 2003 .............................     $    0.892621    $    0.933916    $    0.906854

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

December 31, 2003

                                                                                    SVS              SVS              SVS
                                                                                   JANUS            JANUS             MFS
                                                                                GROWTH AND         GROWTH          STRATEGIC
                                                                                  INCOME        OPPORTUNITIES        VALUE
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $   1,531,294    $     846,010    $     125,585
                                                                               -------------    -------------    -------------
  Total assets ...........................................................         1,531,294          846,010          125,585

LIABILITIES:                                                                               -                -                -
                                                                               -------------    -------------    -------------
  Net assets .............................................................     $   1,531,294    $     846,010    $     125,585
                                                                               =============    =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $     968,770    $     657,098    $      97,547
 Scudder Gateway Plus ....................................................           562,524          188,912           28,038
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -                -
                                                                               -------------    -------------    -------------
                                                                               $   1,531,294    $     846,010    $     125,585
                                                                               =============    =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $   1,623,387    $   1,110,473    $     110,409
Underlying Fund shares held ..............................................           172,832          122,256           12,264

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................         1,130,881        1,007,096           97,045
 Net asset value per unit, December 31, 2003 .............................     $    0.856651    $    0.652469    $    1.005174

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           608,190          242,058           27,964
 Net asset value per unit, December 31, 2003 .............................     $    0.924915    $    0.780442    $    1.002635

                                                                                    SVS             SVS
                                                                                    OAK            TURNER
                                                                                 STRATEGIC        MID CAP
                                                                                   EQUITY          GROWTH
                                                                                 SERIES II       SERIES II
                                                                                  CLASS A          CLASS A
                                                                               -------------    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ...........     $     197,976    $     438,367
                                                                               -------------    -------------
  Total assets ...........................................................           197,976          438,367

LIABILITIES:                                                                               -                -
                                                                               -------------    -------------
  Net assets .............................................................     $     197,976    $     438,367
                                                                               =============    =============

Net asset distribution by category:
 Scudder Gateway Advisor and Scudder Gateway Elite .......................     $       9,710    $     180,811
 Scudder Gateway Plus ....................................................           188,266          257,556
 Value of investment by First Allmerica Financial Life
   Insurance Company (Sponsor) ...........................................                 -                -
                                                                               -------------    -------------
                                                                               $     197,976    $     438,367
                                                                               =============    =============

Investments in shares of the Underlying Funds, at cost ...................     $     182,546    $     376,684
Underlying Fund shares held ..............................................            28,859           49,366

Units outstanding and net asset value per unit:
Scudder Gateway Advisor and Scudder Gateway Elite:
 Units outstanding, December 31, 2003 ....................................            14,703          211,455
 Net asset value per unit, December 31, 2003 .............................     $    0.660397    $    0.855076

Scudder Gateway Plus:
 Units outstanding, December 31, 2003 ....................................           222,857          272,876
 Net asset value per unit, December 31, 2003 .............................     $    0.844783    $    0.943858

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

                                                                                                                    CREDIT
                                                                                                    ALGER           SUISSE
                                                                                   ALGER          AMERICAN          TRUST
                                                                                 AMERICAN         LEVERAGED        EMERGING
                                                                                 BALANCED          ALLCAP           MARKETS
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $      58,823    $           -    $           -
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................            16,549            2,510              544
 Administrative expense fees .............................................             1,986              301               65
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            18,535            2,811              609
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................            21,815            3,125              830
 Administrative expense fees .............................................             2,337              335               89
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            24,152            3,460              919
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            42,687            6,271            1,528
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................            16,136           (6,271)          (1,528)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -                -                -
 Net realized gain (loss) from sales of investments ......................           (43,960)         (93,707)          (3,236)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................           (43,960)         (93,707)          (3,236)
 Net unrealized gain (loss) ..............................................           478,222          211,525           40,325
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           434,262          117,818           37,089
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     450,398    $     111,547    $      35,561
                                                                               =============    =============    =============

                                                                                  CREDIT
                                                                                  SUISSE                           DREYFUS
                                                                                  TRUST                            SOCIALLY
                                                                                  GLOBAL         DREYFUS IP       RESPONSIBLE
                                                                               POST-VENTURE        MIDCAP            GROWTH
                                                                                 CAPITAL           STOCK           FUND, INC
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $           -    $       4,466    $         630
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................                35           12,912            6,381
 Administrative expense fees .............................................                 4            1,549              766
                                                                               -------------    -------------    -------------
  Total expenses .........................................................                39           14,461            7,147
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................                19            7,779              806
 Administrative expense fees .............................................                 2              833               87
                                                                               -------------    -------------    -------------
  Total expenses .........................................................                21            8,612              893
                                                                               -------------    -------------    -------------

      Total expenses .....................................................                60           23,073            8,040
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................               (60)         (18,607)          (7,410)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -                -                -
 Net realized gain (loss) from sales of investments ......................            (3,089)         (28,323)         (52,359)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................            (3,089)         (28,323)         (52,359)
 Net unrealized gain (loss) ..............................................             4,627          455,331          183,831
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................             1,538          427,008          131,472
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $       1,478    $     408,401    $     124,062
                                                                               =============    =============    =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2003

                                                                                                                    SCUDDER
                                                                                                                  21ST CENTURY
                                                                                  INVESCO          JANUS            GROWTH
                                                                                    VIF            ASPEN           SERIES I
                                                                                 UTILITIES         GROWTH           CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $       2,795    $           -    $           -
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................               374               15            2,312
 Administrative expense fees .............................................                45                1              278
                                                                               -------------    -------------    -------------
  Total expenses .........................................................               419               16            2,590
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             2,708                -            1,462
 Administrative expense fees .............................................               290                -              157
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             2,998                -            1,619
                                                                               -------------    -------------    -------------

      Total expenses .....................................................             3,417               16            4,209
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................              (622)             (16)          (4,209)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -                -                -
 Net realized gain (loss) from sales of investments ......................            (1,383)            (673)         (30,755)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................            (1,383)            (673)         (30,755)
 Net unrealized gain (loss) ..............................................            36,779              969          108,802
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................            35,396              296           78,047
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $      34,774    $         280    $      73,838
                                                                               =============    =============    =============

                                                                                 SCUDDER           SCUDDER          SCUDDER
                                                                                AGGRESSIVE          BLUE            CAPITAL
                                                                                 GROWTH             CHIP            GROWTH
                                                                                SERIES II         SERIES II        SERIES I
                                                                                 CLASS A           CLASS A          CLASS A
                                                                               ------------     -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $           -    $      21,311    $       2,711
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................             2,993           33,127            5,485
 Administrative expense fees .............................................               359            3,976              658
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             3,352           37,103            6,143
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             1,951            9,177            3,458
 Administrative expense fees .............................................               209              984              370
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             2,160           10,161            3,828
                                                                               -------------    -------------    -------------

      Total expenses .....................................................             5,512           47,264            9,971
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................            (5,512)         (25,953)          (7,260)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -                -                -
 Net realized gain (loss) from sales of investments ......................           (46,802)        (342,813)         (88,575)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................           (46,802)        (342,813)         (88,575)
 Net unrealized gain (loss) ..............................................           152,749        1,104,470          243,341
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           105,947          761,657          154,766
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     100,435    $     735,704    $     147,506
                                                                               =============    =============    =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2003

                                                                                  SCUDDER         SCUDDER          SCUDDER
                                                                                 CONTRARIAN        FIXED            GLOBAL
                                                                                   VALUE          INCOME           BLUE CHIP
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A        CLASS A (a)        CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $      35,037    $     182,333    $       2,962
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................            16,686           30,800            7,982
 Administrative expense fees .............................................             2,002            3,696              957
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            18,688           34,496            8,939
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             5,841           32,510            1,514
 Administrative expense fees .............................................               625            3,483              162
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             6,466           35,993            1,676
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            25,154           70,489           10,615
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................             9,883          111,844           (7,653)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor                                        -                -                -
 Net realized gain (loss) from sales of investments ......................           (88,401)          74,476          (53,993)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................           (88,401)          74,476          (53,993)
 Net unrealized gain (loss) ..............................................           541,239          (15,800)         236,234
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           452,838           58,676          182,241
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     462,721    $     170,520    $     174,588
                                                                               =============    =============    =============

                                                                                  SCUDDER          SCUDDER          SCUDDER
                                                                                  GLOBAL          GOVERNMENT       GROWTH AND
                                                                                 DISCOVERY        SECURITIES         INCOME
                                                                                 SERIES I         SERIES II         SERIES I
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $         344    $     195,662    $      11,471
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................             3,020           31,591            8,454
 Administrative expense fees .............................................               363            3,791            1,014
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             3,383           35,382            9,468
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             2,044           50,203            6,067
 Administrative expense fees .............................................               219            5,379              650
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             2,263           55,582            6,717
                                                                               -------------    -------------    -------------

      Total expenses .....................................................             5,646           90,964           16,185
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................            (5,302)         104,698           (4,714)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor                                        -          119,602                -
 Net realized gain (loss) from sales of investments ......................            (5,004)          (1,088)         (90,761)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................            (5,004)         118,514          (90,761)
 Net unrealized gain (loss) ..............................................           163,150         (172,728)         344,682
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           158,146          (54,214)         253,921
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     152,844    $      50,484    $     249,207
                                                                               =============    =============    =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2003

                                                                                                   SCUDDER          SCUDDER
                                                                                  SCUDDER          HEALTH            HIGH
                                                                                  GROWTH          SCIENCES          INCOME
                                                                                 SERIES II        SERIES I         SERIES II
                                                                                  CLASS A          CLASS A        CLASS A (a)
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $       1,201    $           -    $     276,164
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................            11,957              933           29,942
 Administrative expense fees .............................................             1,434              112            3,593
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            13,391            1,045           33,535
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             1,533            6,224           18,620
 Administrative expense fees .............................................               164              666            1,995
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             1,697            6,890           20,615
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            15,088            7,935           54,150
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................           (13,887)          (7,935)         222,014
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor                                        -                -                -
 Net realized gain (loss) from sales of investments ......................          (189,792)         (16,869)        (202,655)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................          (189,792)         (16,869)        (202,655)
 Net unrealized gain (loss) ..............................................           418,018          162,871          684,783
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           228,226          146,002          482,128
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     214,339    $     138,067    $     704,142
                                                                               =============    =============    =============

                                                                                  SCUDDER                           SCUDDER
                                                                               INTERNATIONAL       SCUDDER           MONEY
                                                                               SELECT EQUITY    INTERNATIONAL       MARKET
                                                                                 SERIES II        SERIES I         SERIES II
                                                                                  CLASS A         CLASS A           CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $      11,009    $       5,347    $      38,426
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................             9,086            7,434           28,176
 Administrative expense fees .............................................             1,090              892            3,381
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            10,176            8,326           31,557
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             2,238            2,306           43,979
 Administrative expense fees .............................................               240              247            4,712
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             2,478            2,553           48,691
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            12,654           10,879           80,248
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................            (1,645)          (5,532)         (41,822)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor                                        -                -                -
 Net realized gain (loss) from sales of investments ......................            (6,868)         (54,688)               -
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................            (6,868)         (54,688)               -
 Net unrealized gain (loss) ..............................................           233,288          248,409                -
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           226,420          193,721                -
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     224,775    $     188,189    $     (41,822)
                                                                               =============    =============    =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2003

                                                                                  SCUDDER          SCUDDER          SCUDDER
                                                                                   SMALL          STRATEGIC       TECHNOLOGY
                                                                                 CAP GROWTH        INCOME           GROWTH
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $           -    $      57,592    $           -
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................             8,472           15,510           13,975
 Administrative expense fees .............................................             1,017            1,861            1,677
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             9,489           17,371           15,652
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             2,669           33,569            7,939
 Administrative expense fees .............................................               286            3,597              850
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             2,955           37,166            8,789
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            12,444           54,537           24,441
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................           (12,444)           3,055          (24,441)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor                                        -            1,946                -
 Net realized gain (loss) from sales of investments ......................          (147,209)         222,737       (1,458,026)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................          (147,209)         224,683       (1,458,026)
 Net unrealized gain (loss) ..............................................           398,352           19,286        2,196,728
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           251,143          243,969          738,702
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     238,699    $     247,024    $     714,261
                                                                               =============    =============    =============

                                                                                                     SVS             SVS
                                                                                  SCUDDER           DAVIS           DREMAN
                                                                                   TOTAL           VENTURE         FINANCIAL
                                                                                  RETURN            VALUE          SERVICES
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A         CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $     117,229    $       5,752    $      10,008
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................            36,131            3,775            4,806
 Administrative expense fees .............................................             4,336              453              577
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            40,467            4,228            5,383
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................            14,309           12,634            5,263
 Administrative expense fees .............................................             1,533            1,353              564
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            15,842           13,987            5,827
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            56,309           18,215           11,210
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................            60,920          (12,463)          (1,202)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor                                        -                -                -
 Net realized gain (loss) from sales of investments ......................          (229,108)          (7,624)          (9,996)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................          (229,108)          (7,624)          (9,996)
 Net unrealized gain (loss) ..............................................           742,590          337,375          179,999
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           513,482          329,751          170,003
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     574,402    $     317,288    $     168,801
                                                                               =============    =============    =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2003

                                                                                    SVS             SVS              SVS
                                                                                   DREMAN          DREMAN        EAGLE FOCUSED
                                                                                HIGH RETURN       SMALL CAP       LARGE CAP
                                                                                   EQUITY           VALUE           GROWTH
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $      80,734    $      17,354    $           -
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................            29,202           13,027            2,891
 Administrative expense fees .............................................             3,505            1,564              347
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            32,707           14,591            3,238
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................            24,660            9,703            1,916
 Administrative expense fees .............................................             2,643            1,040              205
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            27,303           10,743            2,121
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            60,010           25,334            5,359
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................            20,724           (7,980)          (5,359)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -           23,298                -
 Net realized gain (loss) from sales of investments ......................          (192,327)           9,689          (18,712)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................          (192,327)          32,987          (18,712)
 Net unrealized gain (loss) ..............................................         1,215,395          584,861          104,801
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................         1,023,068          617,848           86,089
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $   1,043,792    $     609,868    $      80,730
                                                                               =============    =============    =============

                                                                                   SVS                               SVS
                                                                                  FOCUS             SVS             INVESCO
                                                                                  VALUE+           INDEX            DYNAMIC
                                                                                 GROWTH             500             GROWTH
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $      11,058    $      26,147    $           -
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................            15,407           18,019              595
 Administrative expense fees .............................................             1,849            2,162               72
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            17,256           20,181              667
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             1,584           12,327              364
 Administrative expense fees .............................................               170            1,320               39
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             1,754           13,647              403
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            19,010           33,828            1,070
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................            (7,952)          (7,681)          (1,070)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -                -                -
 Net realized gain (loss) from sales of investments ......................          (177,262)         (77,616)          (2,806)
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................          (177,262)         (77,616)          (2,806)
 Net unrealized gain (loss) ..............................................           539,796          625,634           25,896
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           362,534          548,018           23,090
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     354,582    $     540,337    $      22,020
                                                                               =============    =============    =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

For the Year Ended December 31, 2003

                                                                                   SVS              SVS              SVS
                                                                                  JANUS            JANUS             MFS
                                                                                GROWTH AND         GROWTH          STRATEGIC
                                                                                  INCOME        OPPORTUNITIES       VALUE
                                                                                 SERIES II        SERIES II        SERIES II
                                                                                  CLASS A          CLASS A          CLASS A
                                                                               -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $       9,892    $           -    $          82
                                                                               -------------    -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................            11,247            8,188              523
 Administrative expense fees .............................................             1,349              982               63
                                                                               -------------    -------------    -------------
  Total expenses .........................................................            12,596            9,170              586
                                                                               -------------    -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             7,026            2,685              311
 Administrative expense fees .............................................               753              288               34
                                                                               -------------    -------------    -------------
  Total expenses .........................................................             7,779            2,973              345
                                                                               -------------    -------------    -------------

      Total expenses .....................................................            20,375           12,143              931
                                                                               -------------    -------------    -------------
  Net investment income (loss) ...........................................           (10,483)         (12,143)            (849)
                                                                               -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -                -                -
 Net realized gain (loss) from sales of investments ......................           (30,009)        (113,458)             334
                                                                               -------------    -------------    -------------
  Net realized gain (loss) ...............................................           (30,009)        (113,458)             334
 Net unrealized gain (loss) ..............................................           333,687          311,740           16,166
                                                                               -------------    -------------    -------------
  Net realized and unrealized gain (loss) ................................           303,678          198,282           16,500
                                                                               -------------    -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $     293,195    $     186,139    $      15,651
                                                                               =============    =============    =============

                                                                                    SVS             SVS
                                                                                    OAK            TURNER
                                                                                 STRATEGIC        MID CAP
                                                                                  EQUITY          GROWTH
                                                                                 SERIES II       SERIES II
                                                                                  CLASS A         CLASS A
                                                                               -------------    -------------
INVESTMENT INCOME:
 Dividends ...............................................................     $           -    $           -
                                                                               -------------    -------------

EXPENSES:
Scudder Gateway Advisor and Gateway Elite:
 Mortality and expense risk fees .........................................                53            1,215
 Administrative expense fees .............................................                 6              145
                                                                               -------------    -------------
  Total expenses .........................................................                59            1,360
                                                                               -------------    -------------

Scudder Gateway Plus:
 Mortality and expense risk fees .........................................             2,485            3,152
 Administrative expense fees .............................................               267              338
                                                                               -------------    -------------
  Total expenses .........................................................             2,752            3,490
                                                                               -------------    -------------

      Total expenses .....................................................             2,811            4,850
                                                                               -------------    -------------
  Net investment income (loss) ...........................................            (2,811)          (4,850)
                                                                               -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor ......................                 -                -
 Net realized gain (loss) from sales of investments ......................              (738)           1,433
                                                                               -------------    -------------
  Net realized gain (loss) ...............................................              (738)           1,433
 Net unrealized gain (loss) ..............................................            74,162          122,378
                                                                               -------------    -------------
  Net realized and unrealized gain (loss) ................................            73,424          123,811
                                                                               -------------    -------------
  Net increase (decrease) in net assets from operations ..................     $      70,613    $     118,961
                                                                               =============    =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                 ALGER
                                                                                ALGER                          AMERICAN
                                                                          AMERICAN BALANCED                LEVERAGED ALLCAP

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                          2003            2002           2003             2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      16,136   $       5,603   $      (6,271)  $      (7,441)
  Net realized gain (loss) ........................................        (43,960)        (56,200)        (93,707)        (87,561)
  Net unrealized gain (loss) ......................................        478,222        (325,389)        211,525        (129,669)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        450,398        (375,986)        111,547        (224,671)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          9,268         932,715           2,400         238,528
  Withdrawals .....................................................       (218,001)       (148,120)        (53,255)        (47,222)
  Contract benefits ...............................................       (213,695)        (84,263)         (1,649)        (15,494)
  Contract charges ................................................           (877)           (443)           (235)           (185)
  Transfers between sub-accounts (including Separate
      Account GPA), net ...........................................        133,036        (175,119)         14,295         (83,903)
  Other transfers from (to) the General Account ...................         86,594         808,792          (1,840)         17,787
  Net increase (decrease) in investment by Sponsor ................              -               -               -          (1,822)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
      transactions .. .............................................       (203,675)      1,333,562         (40,284)        107,689
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        246,723         957,576          71,263        (116,982)

NET ASSETS:
 Beginning of year ................................................      2,843,538       1,885,962         407,864         524,846
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   3,090,261   $   2,843,538   $     479,127   $     407,864
                                                                     =============   =============   =============   =============

                                                                            CREDIT SUISSE
                                                                                TRUST
                                                                            EMERGING MARKETS

                                                                        YEAR ENDED  DECEMBER 31,
                                                                     -----------------------------
                                                                          2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (1,528)  $      (1,411)
  Net realized gain (loss) ........................................         (3,236)         (7,234)
  Net unrealized gain (loss) ......................................         40,325         (12,607)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........         35,561         (21,252)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................              -          20,603
  Withdrawals .....................................................        (14,118)        (19,933)
  Contract benefits ...............................................              -               -
  Contract charges ................................................            (42)            (27)
  Transfers between sub-accounts (including Separate
      Account GPA), net ...........................................         11,726          (8,802)
  Other transfers from (to) the General Account ...................          2,613          50,709
  Net increase (decrease) in investment by Sponsor ................         (3,804)              -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
      transactions .. .............................................         (3,625)         42,550
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................         31,936          21,298

NET ASSETS:
 Beginning of year ................................................         95,198          73,900
                                                                     -------------   -------------
 End of year ......................................................  $     127,134   $      95,198
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                              CREDIT SUISSE
                                                                              TRUST GLOBAL                     DREYFUS IP
                                                                           POST-VENTURE CAPITAL               MIDCAP STOCK

                                                                        YEAR ENDED  DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003             2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $         (60)  $         (76)  $     (18,607)  $     (17,510)
  Net realized gain (loss) ........................................         (3,089)           (502)        (28,323)        (38,331)
  Net unrealized gain (loss) ......................................          4,627          (1,606)        455,331        (195,005)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........          1,478          (2,184)        408,401        (250,846)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................              -               -           2,208         364,351
  Withdrawals .....................................................         (1,371)           (462)       (124,736)       (143,260)
  Contract benefits ...............................................              -               -         (59,357)        (54,993)
  Contract charges ................................................             (4)             (3)           (555)           (399)
  Transfers between sub-accounts (including Separate
      Account GPA), net ...........................................              -             611          48,066         (85,564)
  Other transfers from (to) the General Account ...................              -               -          83,261         312,414
  Net increase (decrease) in investment by Sponsor ................         (2,684)              -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
      transactions ................................................         (4,059)            146         (51,113)        392,549
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................         (2,581)         (2,038)        357,288         141,703

NET ASSETS:
 Beginning of year ................................................          4,303           6,341       1,495,266       1,353,563
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $       1,722   $       4,303   $   1,852,554   $   1,495,266
                                                                     =============   =============   =============   =============

                                                                              DREYFUS
                                                                              SOCIALLY
                                                                            RESPONSIBLE
                                                                           GROWTH FUND, INC

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003             2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (7,410)  $      (8,324)
  Net realized gain (loss) ........................................        (52,359)        (73,852)
  Net unrealized gain (loss) ......................................        183,831        (172,947)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        124,062        (255,123)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            982          65,198
  Withdrawals .....................................................        (27,613)        (20,810)
  Contract benefits ...............................................           (621)        (15,951)
  Contract charges ................................................           (364)           (363)
  Transfers between sub-accounts (including Separate
      Account GPA), net ...........................................        (27,968)         10,108
  Other transfers from (to) the General Account ...................        (10,961)         13,165
  Net increase (decrease) in investment by Sponsor ................         (1,578)              -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
      transactions ................................................        (68,123)         51,347
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................         55,939        (203,776)

NET ASSETS:
 Beginning of year ................................................        561,508         765,284
                                                                     -------------   -------------
 End of year ......................................................  $     617,447   $     561,508
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                INVESCO                          JANUS
                                                                             VIF UTILITIES                    ASPEN GROWTH

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                          2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $        (622)  $      (1,776)  $         (16)  $         (18)
  Net realized gain (loss) ........................................         (1,383)        (10,011)           (673)            (12)
  Net unrealized gain (loss) ......................................         36,779         (29,950)            969            (392)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........         34,774         (41,737)            280            (422)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            182          99,312               -               -
  Withdrawals .....................................................         (6,604)         (2,586)              -               -
  Contract benefits ...............................................              -         (17,019)              -               -
  Contract charges ................................................            (67)            (33)              -               -
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         17,013           1,081               -               -
  Other transfers from (to) the General Account ...................          9,937          31,771               -               -
  Net increase (decrease) in investment by Sponsor ................         (1,169)         (1,479)         (1,340)              -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         19,292         111,047          (1,340)              -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................         54,066          69,310          (1,060)           (422)

NET ASSETS:
 Beginning of year ................................................        200,186         130,876           1,112           1,534
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $     254,252   $     200,186   $          52   $       1,112
                                                                     =============   =============   =============   =============

                                                                                SCUDDER
                                                                             21ST CENTURY
                                                                                GROWTH
                                                                           SERIES I CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     ------------- ---------------
                                                                          2003           2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (4,209)  $      (4,252)
  Net realized gain (loss) ........................................        (30,755)        (57,426)
  Net unrealized gain (loss) ......................................        108,802        (120,346)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........         73,838        (182,024)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            175         116,915
  Withdrawals .....................................................        (19,075)         (5,145)
  Contract benefits ...............................................              -               -
  Contract charges ................................................            (83)            (57)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        (19,819)         44,749
  Other transfers from (to) the General Account ...................         26,817          12,048
  Net increase (decrease) in investment by Sponsor ................         (1,390)              -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        (13,375)        168,510
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................         60,463         (13,514)

NET ASSETS:
 Beginning of year ................................................        271,106         284,620
                                                                     -------------   -------------
 End of year ......................................................  $     331,569   $     271,106
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                SCUDDER                         SCUDDER
                                                                           AGGRESSIVE GROWTH                   BLUE CHIP
                                                                           SERIES II CLASS A               SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                          2003            2002           2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (5,512)  $      (4,767)  $     (25,953)  $     (44,926)
  Net realized gain (loss) ........................................        (46,802)        (99,255)       (342,813)       (218,126)
  Net unrealized gain (loss) ......................................        152,749         (99,544)      1,104,470        (895,742)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        100,435        (203,566)        735,704      (1,158,794)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            300          85,551           3,813         369,693
  Withdrawals .....................................................        (24,580)        (69,283)       (486,084)       (339,836)
  Contract benefits ...............................................        (14,967)        (27,885)        (94,998)        (83,038)
  Contract charges ................................................           (181)           (185)         (1,639)         (1,661)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         31,245        (100,484)       (251,254)       (193,272)
  Other transfers from (to) the General Account ...................         10,000          14,159         (45,734)        131,752
  Net increase (decrease) in investment by Sponsor ................              -          (1,750)              -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................          1,817         (99,877)       (875,896)       (116,362)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        102,252        (303,443)       (140,192)     (1,275,156)

NET ASSETS:
 Beginning of year ................................................        358,273         661,716       3,531,716       4,806,872
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $     460,525   $     358,273   $   3,391,524   $   3,531,716
                                                                     =============   =============   =============   =============

                                                                              SCUDDER
                                                                          CAPITAL GROWTH
                                                                          SERIES I CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (7,260)  $      (8,875)
  Net realized gain (loss) ........................................        (88,575)        (77,974)
  Net unrealized gain (loss) ......................................        243,341        (206,387)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        147,506        (293,236)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            240         102,960
  Withdrawals .....................................................        (31,515)        (20,027)
  Contract benefits ...............................................              -         (15,397)
  Contract charges ................................................           (196)           (151)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         26,135         (58,709)
  Other transfers from (to) the General Account ...................         33,674          56,527
  Net increase (decrease) in investment by Sponsor ................              -          (1,844)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         28,338          63,359
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        175,844        (229,877)

NET ASSETS:
 Beginning of year ................................................        670,479         900,356
                                                                     -------------   -------------
 End of year ......................................................  $     846,323   $     670,479
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                SCUDDER                      SCUDDER FIXED
                                                                            CONTRARIAN VALUE                    INCOME
                                                                            SERIES II CLASS A            SERIES II CLASS A (a)

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $       9,883   $         580   $     111,844   $      27,456
  Net realized gain (loss) ........................................        (88,401)        (91,278)         74,476           5,428
  Net unrealized gain (loss) ......................................        541,239        (291,091)        (15,800)        161,930
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        462,721        (381,789)        170,520         194,814
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          1,872         307,085          22,238         729,978
  Withdrawals .....................................................       (194,629)       (234,740)       (378,691)       (272,341)
  Contract benefits ...............................................        (31,350)        (40,455)       (341,666)        (84,676)
  Contract charges ................................................           (604)           (669)         (1,311)           (683)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        (87,373)       (196,966)       (866,283)        491,769
  Other transfers from (to) the General Account ...................            853         160,493         (99,981)      2,641,139
  Net increase (decrease) in investment by Sponsor ................              -          (2,077)              -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................       (311,231)         (7,329)     (1,665,694)      3,505,186
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        151,490        (389,118)     (1,495,174)      3,700,000

NET ASSETS:
 Beginning of year ................................................      1,758,680       2,147,798       5,542,076       1,842,076
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,910,170   $   1,758,680   $   4,046,902   $   5,542,076
                                                                     =============   =============   =============   =============

                                                                                SCUDDER
                                                                           GLOBAL BLUE CHIP
                                                                              SERIES II
                                                                               CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (7,653)  $      (7,188)
  Net realized gain (loss) ........................................        (53,993)        (80,339)
  Net unrealized gain (loss) ......................................        236,234         (87,313)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        174,588        (174,840)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            824         160,980
  Withdrawals .....................................................        (59,214)       (149,880)
  Contract benefits ...............................................        (27,077)         (2,221)
  Contract charges ................................................           (398)           (421)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        (70,303)         55,051
  Other transfers from (to) the General Account ...................        (30,263)         82,364
  Net increase (decrease) in investment by Sponsor ................         (1,927)              -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................       (188,358)        145,873
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        (13,770)        (28,967)

NET ASSETS:
 Beginning of year ................................................        818,300         847,267
                                                                     -------------   -------------
 End of year ......................................................  $     804,530   $     818,300
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                SCUDDER                         SCUDDER
                                                                                 GLOBAL                       GOVERNMENT
                                                                               DISCOVERY                      SECURITIES
                                                                            SERIES I CLASS A               SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002             2003           2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (5,302)  $      (4,939)  $     104,698   $      40,121
  Net realized gain (loss) ........................................         (5,004)        (10,269)        118,514          66,971
  Net unrealized gain (loss) ......................................        163,150         (68,779)       (172,728)        154,695
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        152,844         (83,987)         50,484         261,787
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            156         106,342          24,300       1,460,259
  Withdrawals .....................................................        (13,767)         (8,200)       (483,511)       (524,523)
  Contract benefits ...............................................         (3,197)              -        (156,923)       (170,455)
  Contract charges ................................................           (171)           (130)         (1,506)           (839)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         80,167         (44,066)       (756,408)        340,780
  Other transfers from (to) the General Account ...................        (10,557)         65,517        (946,672)      3,141,101
  Net increase (decrease) in investment by Sponsor ................              -          (1,847)              -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         52,631         117,616      (2,320,720)      4,246,323
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        205,475          33,629      (2,270,236)      4,508,110

NET ASSETS:
  Beginning of year ...............................................        319,401         285,772       6,954,635       2,446,525
                                                                     -------------   -------------   -------------   -------------
  End of year .....................................................  $     524,876   $     319,401   $   4,684,399   $   6,954,635
                                                                     =============   =============   =============   =============

                                                                                SCUDDER
                                                                               GROWTH AND
                                                                                 INCOME
                                                                            SERIES I CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (4,714)  $      (5,246)
  Net realized gain (loss) ........................................        (90,761)        (62,623)
  Net unrealized gain (loss) ......................................        344,682        (235,970)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        249,207        (303,839)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          1,329         154,066
  Withdrawals .....................................................       (107,588)       (102,732)
  Contract benefits ...............................................        (22,911)        (32,066)
  Contract charges ................................................           (430)           (396)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        147,237          83,369
  Other transfers from (to) the General Account ...................         48,011          86,816
  Net increase (decrease) in investment by Sponsor ................              -          (1,896)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         65,648         187,161
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        314,855        (116,678)

NET ASSETS:
  Beginning of year ...............................................      1,031,890       1,148,568
                                                                     -------------   -------------
  End of year .....................................................  $   1,346,745   $   1,031,890
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                                               SCUDDER
                                                                                SCUDDER                         HEALTH
                                                                                GROWTH                         SCIENCES
                                                                           SERIES II CLASS A               SERIES I CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     (13,887)  $     (18,234)  $      (7,935)  $      (7,230)
  Net realized gain (loss) ........................................       (189,792)       (306,786)        (16,869)        (37,838)
  Net unrealized gain (loss) ......................................        418,018        (164,135)        162,871         (97,039)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        214,339        (489,155)        138,067        (142,107)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            880          81,838             468         280,249
  Withdrawals .....................................................       (108,050)       (115,658)        (53,519)        (31,878)
  Contract benefits ...............................................        (19,506)        (30,599)         (1,615)              -
  Contract charges ................................................           (609)           (620)           (139)            (30)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         57,526        (143,733)         38,341         (98,695)
  Other transfers from (to) the General Account ...................         23,198           7,043          49,266         127,699
  Net increase (decrease) in investment by Sponsor ................         (1,578)              -          (2,077)         (1,884)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        (48,139)       (201,729)         30,725         275,461
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        166,200        (690,884)        168,792         133,354

NET ASSETS:
 Beginning of year ................................................      1,006,017       1,696,901         478,876         345,522
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,172,217   $   1,006,017   $     647,668   $     478,876
                                                                     =============   =============   =============   =============

                                                                                SCUDDER
                                                                                 HIGH
                                                                                INCOME
                                                                         SERIES II CLASS A (a)

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     222,014   $     229,293
  Net realized gain (loss) ........................................       (202,655)       (423,877)
  Net unrealized gain (loss) ......................................        684,783         140,474
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        704,142         (54,110)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................         16,033         661,661
  Withdrawals .....................................................       (744,666)       (197,385)
  Contract benefits ...............................................       (267,193)        (17,441)
  Contract charges ................................................         (1,210)           (812)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................      1,161,070        (684,670)
  Other transfers from (to) the General Account ...................        154,411         253,835
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        318,445          15,188
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................      1,022,587         (38,922)

NET ASSETS:
 Beginning of year ................................................      2,856,142       2,895,064
                                                                     -------------   -------------
 End of year ......................................................  $   3,878,729   $   2,856,142
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                SCUDDER
                                                                             INTERNATIONAL                     SCUDDER
                                                                             SELECT EQUITY                  INTERNATIONAL
                                                                           SERIES II CLASS A               SERIES I CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (1,645)  $      (5,398)  $      (5,532)  $      (4,790)
  Net realized gain (loss) ........................................         (6,868)         (8,757)        (54,688)        (50,253)
  Net unrealized gain (loss) ......................................        233,288         (56,420)        248,409        (133,555)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        224,775         (70,575)        188,189        (188,598)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................              -          21,003           4,327          88,583
  Withdrawals .....................................................        (48,810)        (26,271)        (27,208)        (70,626)
  Contract benefits ...............................................        (21,111)              -               -          (3,843)
  Contract charges ................................................           (333)           (258)           (306)           (288)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        173,731         325,641         (87,455)        (62,880)
  Other transfers from (to) the General Account ...................         11,415          (5,698)         63,580          76,335
  Net increase (decrease) in investment by Sponsor ................         (1,920)              -          (1,651)              -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        112,972         314,417         (48,713)         27,281
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        337,747         243,842         139,476        (161,317)

NET ASSETS:
 Beginning of year ................................................        772,871         529,029         741,849         903,166
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,110,618   $     772,871   $     881,325   $     741,849
                                                                     =============   =============   =============   =============

                                                                                SCUDDER
                                                                                 MONEY
                                                                                MARKET
                                                                           SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     (41,822)  $      (9,969)
  Net realized gain (loss) ........................................              -               -
  Net unrealized gain (loss) ......................................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        (41,822)         (9,969)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................         26,782       5,883,652
  Withdrawals .....................................................     (1,690,248)     (4,726,075)
  Contract benefits ...............................................       (166,869)       (492,919)
  Contract charges ................................................         (1,402)           (975)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................       (897,511)      1,042,374
  Other transfers from (to) the General Account ...................       (700,230)     (2,680,794)
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................     (3,429,478)       (974,737)
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................     (3,471,300)       (984,706)

NET ASSETS:
 Beginning of year ................................................      6,578,762       7,563,468
                                                                     -------------   -------------
 End of year ......................................................  $   3,107,462   $   6,578,762
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                               SCUDDER
                                                                                SMALL                           SCUDDER
                                                                              CAP GROWTH                   STRATEGIC INCOME
                                                                           SERIES II CLASS A               SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
   Net investment income (loss) ...................................  $     (12,444)  $     (10,407)  $       3,055   $      42,487
   Net realized gain (loss) .......................................       (147,209)       (200,398)        224,683          30,552
   Net unrealized gain (loss) .....................................        398,352        (119,656)         19,286         170,608
                                                                     -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets from operations ..........        238,699        (330,461)        247,024         243,647
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          1,819         104,047             568         412,415
  Withdrawals .....................................................       (107,689)        (42,099)       (874,369)       (170,976)
  Contract benefits ...............................................        (16,163)         (2,251)       (105,198)         (6,168)
  Contract charges ................................................           (352)           (293)           (820)           (439)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        379,907         134,320        (381,308)      1,910,494
  Other transfers from (to) the General Account ...................         13,713          44,382         899,244         755,068
  Net increase (decrease) in investment by Sponsor ................         (1,589)              -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        269,646         238,106        (461,883)      2,900,394
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        508,345         (92,355)       (214,859)      3,144,041

NET ASSETS:
 Beginning of year ................................................        671,332         763,687       3,949,975         805,934
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,179,677   $     671,332   $   3,735,116   $   3,949,975
                                                                     =============   =============   =============   =============

                                                                                SCUDDER
                                                                           TECHNOLOGY GROWTH
                                                                           SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
   Net investment income (loss) ...................................  $     (24,441)  $     (26,055)
   Net realized gain (loss) .......................................     (1,458,026)       (276,820)
   Net unrealized gain (loss) .....................................      2,196,728        (629,677)
                                                                     -------------   -------------
   Net increase (decrease) in net assets from operations ..........        714,261        (932,552)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................            977         149,793
  Withdrawals .....................................................       (211,330)       (104,860)
  Contract benefits ...............................................       (478,750)        (24,489)
  Contract charges ................................................           (946)           (944)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        705,823         (80,591)
  Other transfers from (to) the General Account ...................         50,991          58,116
  Net increase (decrease) in investment by Sponsor ................              -               -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         66,765          (2,975)
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        781,026        (935,527)

NET ASSETS:
 Beginning of year ................................................      1,564,145       2,499,672
                                                                     -------------   -------------
 End of year ......................................................  $   2,345,171   $   1,564,145
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                SCUDDER                        SVS DAVIS
                                                                             TOTAL RETURN                    VENTURE VALUE
                                                                           SERIES II CLASS A               SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      60,920   $      63,413   $     (12,463)  $     (12,710)
  Net realized gain (loss) ........................................       (229,108)       (291,819)         (7,624)        (28,776)
  Net unrealized gain (loss) ......................................        742,590        (651,641)        337,375        (147,579)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        574,402        (880,047)        317,288        (189,065)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          3,990         649,229           1,118         582,631
  Withdrawals .....................................................       (302,681)       (452,723)        (43,046)        (33,474)
  Contract benefits ...............................................       (155,504)        (69,914)        (60,567)              -
  Contract charges ................................................         (1,842)         (1,914)           (315)           (106)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        (31,969)       (458,920)        254,516         (14,834)
  Other transfers from (to) the General Account ...................         64,358         210,727         106,474         139,349
  Net increase (decrease) in investment by Sponsor ................              -          (1,929)         (1,851)              -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................       (423,648)       (125,444)        256,329         673,566
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        150,754      (1,005,491)        573,617         484,501

NET ASSETS:
 Beginning of year ................................................      3,989,966       4,995,457       1,010,232         525,731
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   4,140,720   $   3,989,966   $   1,583,849   $   1,010,232
                                                                     =============   =============   =============   =============

                                                                              SVS DREMAN
                                                                          FINANCIAL SERVICES
                                                                           SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (1,202)  $      (5,451)
  Net realized gain (loss) ........................................         (9,996)         (3,000)
  Net unrealized gain (loss) ......................................        179,999         (87,166)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........        168,801         (95,617)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          3,750         214,107
  Withdrawals .....................................................        (56,085)        (64,793)
  Contract benefits ...............................................         (1,406)              -
  Contract charges ................................................           (221)           (146)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         80,594        (243,618)
  Other transfers from (to) the General Account ...................          3,856           2,293
  Net increase (decrease) in investment by Sponsor ................              -          (2,072)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         30,488         (94,229)
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        199,289        (189,846)

NET ASSETS:
 Beginning of year ................................................        743,302         933,148
                                                                     -------------   -------------
 End of year ......................................................  $     942,591   $     743,302
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                              SVS DREMAN                       SVS DREMAN
                                                                          HIGH RETURN EQUITY                SMALL CAP VALUE
                                                                           SERIES II CLASS A               SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     ----------------------------    -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      20,724   $     (25,138)  $      (7,980)  $     (20,028)
  Net realized gain (loss) ........................................       (192,327)       (151,411)         32,987            (468)
  Net unrealized gain (loss) ......................................      1,215,395        (981,316)        584,861        (278,668)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........      1,043,792      (1,157,865)        609,868        (299,164)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          3,198       1,378,999             686         478,712
  Withdrawals .....................................................       (281,807)       (269,667)       (190,166)        (83,227)
  Contract benefits ...............................................       (325,409)        (59,591)        (30,597)         (1,929)
  Contract charges ................................................         (1,177)           (805)           (525)           (385)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................       (316,423)       (442,989)        314,159        (362,424)
  Other transfers from (to) the General Account ...................        117,427         430,558         139,459         172,101
  Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................       (804,191)      1,036,505         233,016         202,848
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        239,601        (121,360)        842,884         (96,316)

NET ASSETS:
 Beginning of year ................................................      4,322,948       4,444,308       1,552,076       1,648,392
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   4,562,549   $   4,322,948   $   2,394,960   $   1,552,076
                                                                     =============   =============   =============   =============

                                                                                  SVS
                                                                             EAGLE FOCUSED
                                                                               LARGE CAP
                                                                                GROWTH
                                                                           SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003             2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (5,359)  $      (4,667)
  Net realized gain (loss) ........................................        (18,712)        (32,577)
  Net unrealized gain (loss) ......................................        104,801         (68,333)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........         80,730        (105,577)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................              -          92,296
  Withdrawals .....................................................        (13,983)        (37,572)
  Contract benefits ...............................................        (18,977)         (1,831)
  Contract charges ................................................           (107)            (80)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        (30,341)         11,212
  Other transfers from (to) the General Account ...................         77,288         124,575
  Net increase (decrease) in investment by Sponsor ................         (1,643)              -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         12,237         188,600
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................         92,967          83,023

NET ASSETS:
 Beginning of year ................................................        332,546         249,523
                                                                     -------------   -------------
 End of year ......................................................  $     425,513   $     332,546
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                   SVS
                                                                                  FOCUS                            SVS
                                                                              VALUE+ GROWTH                     INDEX 500
                                                                            SERIES II CLASS A               SERIES II CLASS A

                                                                         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (7,952)  $     (15,197)  $      (7,681)  $     (21,553)
  Net realized gain (loss) ........................................       (177,262)       (157,966)        (77,616)       (123,337)
  Net unrealized gain (loss) ......................................        539,796        (390,914)        625,634        (462,370)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        354,582        (564,077)        540,337        (607,260)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................          1,461         116,190           2,210         477,680
  Withdrawals .....................................................       (135,941)       (217,528)       (195,991)       (122,576)
  Contract benefits ...............................................        (35,642)         (4,033)        (80,776)        (68,452)
  Contract charges ................................................           (724)           (734)           (775)           (645)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        (52,030)        (48,782)         32,193         (50,729)
  Other transfers from (to) the General Account ...................        (11,087)         32,081          45,141         669,892
  Net increase (decrease) in investment by Sponsor ................              -          (1,854)              -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................       (233,963)       (124,660)       (197,998)        905,170
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        120,619        (688,737)        342,339         297,910

NET ASSETS:
 Beginning of year ................................................      1,382,627       2,071,364       2,189,948       1,892,038
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,503,246   $   1,382,627   $   2,532,287   $   2,189,948
                                                                     =============   =============   =============   =============

                                                                              SVS INVESCO
                                                                             DYNAMIC GROWTH
                                                                           SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2003            2002
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (1,070)  $        (434)
  Net realized gain (loss) ........................................         (2,806)         (2,792)
  Net unrealized gain (loss) ......................................         25,896          (8,291)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........         22,020         (11,517)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................              -          15,018
  Withdrawals .....................................................         (2,694)              -
  Contract benefits ...............................................              -               -
  Contract charges ................................................            (18)             (8)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         99,867          (9,662)
  Other transfers from (to) the General Account ...................         10,210          13,286
  Net increase (decrease) in investment by Sponsor ................         (3,305)              -
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        104,060          18,634
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        126,080           7,117

NET ASSETS:
 Beginning of year ................................................         24,478          17,361
                                                                     -------------   -------------
 End of year ......................................................  $     150,558   $      24,478
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                               SVS JANUS                       SVS JANUS
                                                                           GROWTH AND INCOME             GROWTH OPPORTUNITIES
                                                                           SERIES II CLASS A               SERIES II CLASS A

                                                                        YEAR ENDED DECEMBER 31,         YEAR ENDED  DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003           2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $     (10,483)  $     (12,976)  $     (12,143)  $     (14,372)
  Net realized gain (loss) ........................................        (30,009)       (109,676)       (113,458)       (203,223)
  Net unrealized gain (loss) ......................................        333,687        (266,740)        311,740        (183,436)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........        293,195        (389,392)        186,139        (401,031)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................         10,555         343,841             240          99,553
  Withdrawals .....................................................        (85,715)        (60,195)        (40,585)        (76,158)
  Contract benefits ...............................................        (29,810)        (33,162)        (21,878)        (20,814)
  Contract charges ................................................           (660)           (571)           (351)           (346)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................         11,045        (270,591)        (97,952)        (17,364)
  Other transfers from (to) the General Account ...................          7,013         449,361               -         (28,284)
  Net increase (decrease) in investment by Sponsor ................              -          (1,898)              -               -
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        (87,572)        426,785        (160,526)        (43,413)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................        205,623          37,393          25,613        (444,444)

NET ASSETS:
 Beginning of year ................................................      1,325,671       1,288,278         820,397       1,264,841
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $   1,531,294   $   1,325,671   $     846,010   $     820,397
                                                                     =============   =============   =============   =============

                                                                               SVS MFS
                                                                           STRATEGIC VALUE
                                                                          SERIES II CLASS A

                                                                         YEAR            PERIOD
                                                                        ENDED         FROM 5/1/02*
                                                                       12/31/03       TO 12/31/02
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $        (849)  $         (71)
  Net realized gain (loss) ........................................            334             (18)
  Net unrealized gain (loss) ......................................         16,166            (990)
                                                                     -------------   -------------
  Net increase (decrease) in net assets from operations ...........         15,651          (1,079)
                                                                     -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................              -           4,311
  Withdrawals .....................................................              -               -
  Contract benefits ...............................................              -               -
  Contract charges ................................................              -               -
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................        102,751           3,775
  Other transfers from (to) the General Account ...................              -               -
  Net increase (decrease) in investment by Sponsor ................         (3,824)          4,000
                                                                     -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................         98,927          12,086
                                                                     -------------   -------------
  Net increase (decrease) in net assets ...........................        114,578          11,007

NET ASSETS:
 Beginning of year ................................................         11,007               -
                                                                     -------------   -------------
 End of year ......................................................  $     125,585   $      11,007
                                                                     =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

                                                                                SVS OAK                       SVS TURNER
                                                                            STRATEGIC EQUITY                MID CAP GROWTH
                                                                            SERIES II CLASS A              SERIES II CLASS A

                                                                         YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------   -----------------------------
                                                                         2003            2002            2003            2002
                                                                     -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ....................................  $      (2,811)  $      (2,230)  $      (4,850)  $      (3,696)
  Net realized gain (loss) ........................................           (738)        (22,385)          1,433         (31,676)
  Net unrealized gain (loss) ......................................         74,162         (57,060)        122,378         (70,260)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ...........         70,613         (81,675)        118,961        (105,632)
                                                                     -------------   -------------   -------------   -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...........................................              -         197,491               -         205,936
  Withdrawals .....................................................         (1,209)         (1,341)         (6,267)        (11,961)
  Contract benefits ...............................................        (24,622)              -          (6,571)              -
  Contract charges ................................................            (82)             (6)           (103)            (18)
  Transfers between sub-accounts (including Separate
    Account GPA), net .............................................          5,385         (19,676)         63,650         (76,637)
  Other transfers from (to) the General Account ...................          4,088          16,671          21,576         103,146
  Net increase (decrease) in investment by Sponsor ................         (2,906)              -          (1,702)         (1,780)
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from contract
    transactions ..................................................        (19,346)        193,139          70,583         218,686
                                                                     -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ...........................         51,267         111,464         189,544         113,054

NET ASSETS:
 Beginning of year ................................................        146,709          35,245         248,823         135,769
                                                                     -------------   -------------   -------------   -------------
 End of year ......................................................  $     197,976   $     146,709   $     438,367   $     248,823
                                                                     =============   =============   =============   =============

* Date of initial investment
(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account KG (the "Separate Account"), which funds the Scudder Gateway Advisor, Scudder Gateway Elite and Scudder Gateway Plus variable annuity contracts, is a separate investment account of First Allmerica Financial Life Insurance Company ("FAFLIC"), established on November 14, 1997 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by FAFLIC. FAFLIC is a wholly owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"). AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). During 2002 AFC ceased all new sales of proprietary variable annuities and life insurance products. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC. FAFLIC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Forty-one Sub-Accounts offered by the Separate Account had activity during the year. Forty-two Sub-Accounts are currently offered, one of which had no Contract Owner activity during the year, and no balance as of December 31, 2003. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

   FUND GROUPS
   -----------
   The Alger American Fund

   Credit Suisse Trust

   Dreyfus Investment Portfolios ("Dreyfus IP")

   The Dreyfus Socially Responsible Growth Fund, Inc.

   INVESCO Variable Investment Funds, Inc. ("INVESCO VIF")

   Janus Aspen Series

   Scudder Variable Series I (Class A) ("Scudder Series I Class A")

   Scudder Variable Series II (Class A) ("Scudder Series II Class A" or
    "SVS Series II Class A")

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

     On May 1, 2003 the following Underlying Funds were renamed:

OLD NAME                                           NEW NAME
--------                                           --------
Scudder Investment Grade Bond Series II Class A    Scudder Fixed Income Series II Class A
Scudder High Yield Series II Class A               Scudder High Income Series II Class A

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

SEPARATE ACCOUNT KG

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"), and files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. FAFLIC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

     Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

     STATEMENTS OF ASSETS AND LIABILITIES - Receivable from and Payable to First Allmerica Financial Life Insurance Company (Sponsor) represent adjustments for contract guarantees and annuitant mortality fluctuation reserves.

     STATEMENTS OF CHANGES IN NET ASSETS - Owners may allocate their Contract Values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account. The Fixed account is a part of FAFLIC's General Account that guarantees principal and a fixed minimum interest rate. The Guaranteed Period Account is included in Separate Account GPA, a non-registered separate account offered by FAFLIC, which offers fixed rates of interest for specified periods. Net Purchase Payments represent payments under the Contracts (excluding amounts allocated to the Fixed and General Period Accounts) reduced by applicable deductions, charges, and state premium taxes. Contract benefits are payments made to Owners and beneficiaries under the terms of the Contracts. Transfers between Sub-Accounts (including Separate Account GPA), net, are amounts that Owners have directed to be moved among variable Sub-Accounts and the Guaranteed Period Account. Other transfers from (to) the General Account include certain transfers from and to contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

NOTE 3- EXPENSES AND RELATED PARTY TRANSACTIONS

     FAFLIC makes a daily charge against the net assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, FAFLIC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to FAFLIC. FAFLIC also makes a daily administrative charge against the net assets of each Sub-Account. Both of these charges are imposed during the accumulation and annuity payout phases.

     A Contract fee may be deducted from the contract value annually during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. This fee is currently waived for certain types of contracts, and, where permitted by law, for contracts whose owner or annuitant has certain affiliations with FAFLIC, or has certain family members with such an affiliation. When contract value has been allocated to more than one investment option, contract fees and rider charges are deducted from each on a pro-rata basis.

     Subject to state availability, FAFLIC offers a number of optional riders. A separate monthly charge is made for each rider.

SEPARATE ACCOUNT KG

NOTE 3- EXPENSES AND RELATED PARTY TRANSACTIONS (Continued)

     The annual rates of Mortality and Expense Risk Fees, Administrative Fees, Optional Rider Fees, and the maximum dollar amount of the Contract Fee for the year ended, are displayed in the table below.

                                                                     SCUDDER      SCUDDER
                                                SCUDDER GATEWAY      GATEWAY      GATEWAY
                                                    ADVISOR           ELITE         PLUS
   Variable Account Deductions:
   Mortality and Expense Risk (Annual Rate)          1.25%            1.25%        1.40%
   Administrative Expense (Annual Rate)              0.15%            0.15%        0.15%

   Contract Deductions:
   Optional Rider Fees (Annual Rate)              0.15%-0.30%      0.15%-0.25%      N/A
   Annual Contract Fee (Maximum)                      $35             $35           $30

     A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract Owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8.5% of the amount surrendered or redeemed.

     Some states and municipalities impose premium taxes, which currently range up to 3.5% on variable annuity contracts.

     The disclosures above include charges currently assessed to the Contract Owner. There are certain other charges that may be assessed in future periods, at the discretion of FAFLIC, in accordance with Contract terms. Detailed descriptions of these charges are available in the product prospectuses.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter and general distributor of the Separate Account. On October 27, 2003 AFC announced the cessation of retail sales through VeraVest, which terminated all contracts with its registered representatives by December 19, 2003. However, based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS

     Transactions from contractowners and sponsor were as follows:

                                                                          SCUDDER GATEWAY ADVISOR AND GATEWAY ELITE
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Alger American Balanced
 Issuance of Units .........................................         118,078    $      106,360          695,390   $       628,062
 Redemption of Units .......................................        (201,696)         (183,564)        (291,398)         (255,519)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (83,618)   $      (77,204)         403,992   $       372,543
                                                               =============    ==============    =============   ===============

Alger American Leveraged AllCap
 Issuance of Units .........................................          60,696    $       33,711           21,497   $        13,391
 Redemption of Units .......................................        (129,897)          (67,467)        (197,671)         (121,964)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (69,201)   $      (33,756)        (176,174)  $      (108,573)
                                                               =============    ==============    =============   ===============

Credit Suisse Trust Emerging Markets
 Issuance of Units .........................................          16,656    $       11,726           29,383   $        20,766
 Redemption of Units .......................................         (13,302)           (8,251)         (52,650)          (32,895)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................           3,354    $        3,475          (23,267)  $       (12,129)
                                                               =============    ==============    =============   ===============

Credit Suisse Trust Global Post-Venture Capital
 Issuance of Units .........................................               -    $            -            1,621   $           611
 Redemption of Units .......................................          (5,505)           (2,341)          (1,071)             (465)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (5,505)   $       (2,341)             550   $           146
                                                               =============    ==============    =============   ===============

Dreyfus IP MidCap Stock
 Issuance of Units .........................................         176,359    $      169,546          309,265   $       333,284
 Redemption of Units .......................................        (163,842)         (150,671)        (340,728)         (364,281)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          12,517    $       18,875          (31,463)  $       (30,997)
                                                               =============    ==============    =============   ===============

Dreyfus Socially Responsible Growth Fund, Inc.
 Issuance of Units .........................................           1,702    $          955           59,522   $        42,238
 Redemption of Units .......................................         (54,299)          (32,153)        (149,624)          (88,683)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (52,597)   $      (31,198)         (90,102)  $       (46,445)
                                                               =============    ==============    =============   ===============

INVESCO VIF Utilities
 Issuance of Units .........................................           7,246    $        3,757           20,619   $        11,232
 Redemption of Units .......................................          (4,818)           (2,802)            (469)             (253)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................           2,428    $          955           20,150   $        10,979
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY ADVISOR AND GATEWAY ELITE (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Janus Aspen Growth
 Issuance of Units .........................................               -    $            -                -   $             -
 Redemption of Units .......................................          (1,928)           (1,340)               -                 -
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (1,928)   $       (1,340)               -   $             -
                                                               =============    ==============    =============   ===============

Scudder 21st Century Growth Series I Class A
 Issuance of Units .........................................          38,102    $       12,634          303,351   $       141,114
 Redemption of Units .......................................         (90,418)          (31,389)        (188,979)          (78,952)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (52,316)   $      (18,755)         114,372   $        62,162
                                                               =============    ==============    =============   ===============

Scudder Aggressive Growth Series II Class A
 Issuance of Units .........................................          32,272    $       28,454           47,556   $        41,912
 Redemption of Units .......................................         (37,299)          (26,559)        (240,053)         (197,703)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (5,027)   $        1,895         (192,497)  $      (155,791)
                                                               =============    ==============    =============   ===============

Scudder Blue Chip Series II Class A
 Issuance of Units .........................................          62,619    $       50,978          206,531   $       209,966
 Redemption of Units .......................................        (971,635)         (922,528)        (711,137)         (692,250)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (909,016)   $     (871,550)        (504,606)  $      (482,284)
                                                               =============    ==============    =============   ===============

Scudder Capital Growth Series I Class A
 Issuance of Units .........................................         151,157    $      134,977           82,120   $        74,059
 Redemption of Units .......................................        (132,333)          (99,535)        (170,719)         (147,147)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          18,824    $       35,442          (88,599)  $       (73,088)
                                                               =============    ==============    =============   ===============

Scudder Contrarian Value Series II Class A
 Issuance of Units .........................................         135,453    $      158,539          117,591   $       133,746
 Redemption of Units .......................................        (428,586)         (485,899)        (431,422)         (476,176)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (293,133)   $     (327,360)        (313,831)  $      (342,430)
                                                               =============    ==============    =============   ===============

Scudder Fixed Income Series II Class A (a)
 Issuance of Units .........................................         501,931    $      633,842        1,375,975   $     1,656,615
 Redemption of Units .......................................        (878,773)       (1,109,126)        (609,056)         (714,800)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (376,842)   $     (475,284)         766,919   $       941,815
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY ADVISOR AND GATEWAY ELITE (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Scudder Global Blue Chip Series II Class A
 Issuance of Units .........................................          36,039    $       33,891          134,015   $       127,439
 Redemption of Units .......................................        (202,126)         (180,449)        (126,208)         (118,212)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (166,087)   $     (146,558)           7,807   $         9,227
                                                               =============    ==============    =============   ===============

Scudder Global Discovery Series I Class A
 Issuance of Units .........................................          68,122    $       62,440           14,875   $        12,456
 Redemption of Units .......................................         (28,328)          (27,586)         (20,566)          (16,541)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          39,794    $       34,854           (5,691)  $        (4,085)
                                                               =============    ==============    =============   ===============

Scudder Government Securities Series II Class A
 Issuance of Units .........................................         683,845    $      887,586        1,548,963   $     1,970,384
 Redemption of Units .......................................      (1,042,631)       (1,354,877)        (766,760)         (968,721)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (358,786)   $     (467,291)         782,203   $     1,001,663
                                                               =============    ==============    =============   ===============

Scudder Growth and Income Series I Class A
 Issuance of Units .........................................         268,749    $      211,299          242,363   $       214,820
 Redemption of Units .......................................        (194,590)         (153,258)        (379,845)         (327,540)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          74,159    $       58,041         (137,482)  $      (112,720)
                                                               =============    ==============    =============   ===============

Scudder Growth Series II Class A
 Issuance of Units .........................................         158,650    $       98,664           73,581   $        50,488
 Redemption of Units .......................................        (294,256)         (183,617)        (415,680)         (302,671)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (135,606)   $      (84,953)        (342,099)  $      (252,183)
                                                               =============    ==============    =============   ===============

Scudder Health Sciences Series I Class A
 Issuance of Units .........................................          43,700    $       40,585           72,052   $        59,987
 Redemption of Units .......................................         (53,625)          (46,266)          (1,155)             (913)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (9,925)   $       (5,681)          70,897   $        59,074
                                                               =============    ==============    =============   ===============

Scudder High Yield Series II Class A
 Issuance of Units .........................................         492,230    $      483,687          540,959   $       483,543
 Redemption of Units .......................................        (567,163)         (580,545)        (879,163)         (783,052)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (74,933)   $      (96,858)        (338,204)  $      (299,509)
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY ADVISOR AND GATEWAY ELITE (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Scudder International Select Equity Series II Class A
 Issuance of Units .........................................         204,869    $      160,542          427,281   $       310,795
 Redemption of Units .......................................        (165,677)         (119,349)        (121,605)          (93,327)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          39,192    $       41,193          305,676   $       217,468
                                                               =============    ==============    =============   ===============

Scudder International Series I Class A
 Issuance of Units .........................................          71,701    $       57,452          190,072   $       156,138
 Redemption of Units .......................................        (112,407)          (78,856)        (301,429)         (238,713)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (40,706)   $      (21,404)        (111,357)  $       (82,575)
                                                               =============    ==============    =============   ===============

Scudder Money Market Series II Class A
 Issuance of Units .........................................       2,085,387    $    2,375,989        7,391,411   $     8,483,879
 Redemption of Units .......................................      (3,181,398)       (3,627,236)      (9,656,311)      (11,083,533)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................      (1,096,011)   $   (1,251,247)      (2,264,900)  $    (2,599,654)
                                                               =============    ==============    =============   ===============

Scudder New Europe Series II Class A
 Issuance of Units .........................................         179,804    $      196,918          215,414   $       157,473
 Redemption of Units .......................................        (590,713)         (635,824)        (713,029)         (428,134)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (410,909)   $     (438,906)        (497,615)  $      (270,661)
                                                               =============    ==============    =============   ===============

Scudder Small Cap Growth Series II Class A
 Issuance of Units .........................................         321,187    $      198,100          554,376   $       423,514
 Redemption of Units .......................................        (288,235)         (179,984)        (376,954)         (270,068)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          32,952    $       18,116          177,422   $       153,446
                                                               =============    ==============    =============   ===============

Scudder Strategic Income Series II Class A
 Issuance of Units .........................................         704,304    $      866,299        2,662,391   $     2,981,016
 Redemption of Units .......................................      (1,212,703)       (1,493,260)      (1,732,313)       (1,944,539)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (508,399)   $     (626,961)         930,078   $     1,036,477
                                                               =============    ==============    =============   ===============

Scudder Technology Growth Series II Class A
 Issuance of Units .........................................       1,294,792    $      872,371          105,707   $        69,798
 Redemption of Units .......................................      (1,140,800)         (770,281)        (437,639)         (298,086)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         153,992    $      102,090         (331,932)  $      (228,288)
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY ADVISOR AND GATEWAY ELITE (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Scudder Total Return Series II Class A
 Issuance of Units .........................................         173,520    $      182,205          268,159   $       250,698
 Redemption of Units .......................................        (600,228)         (594,837)      (1,068,563)       (1,043,514)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (426,708)   $     (412,632)        (800,404)  $      (792,816)
                                                               =============    ==============    =============   ===============

SVS Davis Venture Value Series II Class A
 Issuance of Units .........................................         487,507    $      392,956          180,786   $       154,782
 Redemption of Units .......................................        (153,222)          (97,915)         (79,160)          (62,256)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         334,285    $      295,041          101,626   $        92,526
                                                               =============    ==============    =============   ===============

SVS Dreman Financial Services Series II Class A
 Issuance of Units .........................................          53,154    $       66,680           19,011   $        22,654
 Redemption of Units .......................................        (144,272)         (167,365)        (209,040)         (255,191)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (91,118)   $     (100,685)        (190,029)  $      (232,537)
                                                               =============    ==============    =============   ===============

SVS Dreman High Return Equity Series II Class A
 Issuance of Units .........................................         179,804    $      196,918          463,910   $       570,651
 Redemption of Units .......................................        (590,713)         (635,824)        (697,013)         (755,938)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (410,909)   $     (438,906)        (233,103)  $      (185,287)
                                                               =============    ==============    =============   ===============

SVS Dreman Small Cap Value Series II Class A
 Issuance of Units .........................................         271,858    $      277,356          300,070   $       315,764
 Redemption of Units .......................................        (204,882)         (189,087)        (473,136)         (456,693)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          66,976    $       88,269         (173,066)  $      (140,929)
                                                               =============    ==============    =============   ===============

SVS Eagle Focused Large Cap Growth Series II Class A
 Issuance of Units .........................................         113,245    $       83,438          169,867   $       129,480
 Redemption of Units .......................................         (67,944)          (48,901)         (85,027)          (66,332)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          45,301    $       34,537           84,840   $        63,148
                                                               =============    ==============    =============   ===============

SVS Focus Value+Growth Series II Class A
 Issuance of Units .........................................          34,707    $       33,166           63,764   $        52,175
 Redemption of Units .......................................        (312,251)         (258,598)        (345,379)         (287,714)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (277,544)   $     (225,432)        (281,615)  $      (235,539)
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                     SCUDDER GATEWAY ADVISOR AND GATEWAY ELITE (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
SVS Index 500 Series II Class A
 Issuance of Units .........................................         160,536    $      116,252          712,642   $       516,543
 Redemption of Units .......................................        (358,261)         (254,181)        (355,688)         (245,665)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (197,725)   $     (137,929)         356,954   $       270,878
                                                               =============    ==============    =============   ===============

SVS INVESCO Dynamic Growth Series II Class A
 Issuance of Units .........................................         143,314    $       98,852            2,258   $         1,704
 Redemption of Units .......................................          (6,395)           (4,055)               -                 -
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         136,919    $       94,797            2,258   $         1,704
                                                               =============    ==============    =============   ===============

SVS Janus Growth and Income Series II Class A
 Issuance of Units .........................................          26,204    $       21,075          336,264   $       280,566
 Redemption of Units .......................................        (135,208)         (101,967)        (276,429)         (218,664)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (109,004)   $      (80,892)          59,835   $        61,902
                                                               =============    ==============    =============   ===============

SVS Janus Growth Opportunities Series II Class A
 Issuance of Units .........................................         100,844    $       61,438          321,030   $       184,607
 Redemption of Units .......................................        (324,179)         (189,992)        (395,050)         (241,943)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (223,335)   $     (128,554)         (74,020)  $       (57,336)
                                                               =============    ==============    =============   ===============

SVS MFS Strategic Value Series II Class A
 Issuance of Units .........................................          97,045    $       87,607            2,000   $         1,999
 Redemption of Units .......................................          (2,000)           (1,914)               -                 -
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          95,045    $       85,693            2,000   $         1,999
                                                               =============    ==============    =============   ===============

SVS Oak Strategic Equity Series II Class A
 Issuance of Units .........................................          14,704    $        8,818                -   $             -
 Redemption of Units .......................................          (2,000)           (1,296)               -                 -
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          12,704    $        7,522                -   $             -
                                                               =============    ==============    =============   ===============

SVS Turner Mid Cap Growth Series II Class A
 Issuance of Units .........................................         136,338    $      108,810          108,196   $        71,517
 Redemption of Units .......................................         (35,079)          (28,121)               -                 -
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         101,259    $       80,689          108,196   $        71,517
                                                               =============    ==============    =============   ===============

(a)  Name changed. See Note 1.

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                                      SCUDDER GATEWAY PLUS
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Alger American Balanced
 Issuance of Units .........................................         267,742    $      253,270        1,426,582   $     1,337,614
 Redemption of Units .......................................        (426,414)         (379,741)        (420,534)         (376,595)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (158,672)   $     (126,471)       1,006,048   $       961,019
                                                               =============    ==============    =============   ===============

Alger American Leveraged AllCap
 Issuance of Units .........................................         137,034    $      101,811          333,590   $       287,978
 Redemption of Units .......................................        (158,381)         (108,339)         (99,880)          (71,716)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (21,347)   $       (6,528)         233,710   $       216,262
                                                               =============    ==============    =============   ===============

Credit Suisse Trust Emerging Markets
 Issuance of Units .........................................           3,149    $        2,613           59,337   $        59,231
 Redemption of Units .......................................         (11,477)           (9,713)          (5,332)           (4,552)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (8,328)   $       (7,100)          54,005   $        54,679
                                                               =============    ==============    =============   ===============

Credit Suisse Trust Global Post-Venture Capital
 Issuance of Units .........................................               -    $            -                -   $             -
 Redemption of Units .......................................          (2,002)           (1,718)               -                 -
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (2,002)   $       (1,718)               -   $             -
                                                               =============    ==============    =============   ===============

Dreyfus IP MidCap Stock
 Issuance of Units .........................................         154,210    $      149,410          640,679   $       624,574
 Redemption of Units .......................................        (246,776)         (219,398)        (227,937)         (201,028)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (92,566)   $      (69,988)         412,742   $       423,546
                                                               =============    ==============    =============   ===============

Dreyfus Socially Responsible Growth Fund, Inc
 Issuance of Units .........................................           9,419    $        6,380          148,052   $       120,846
 Redemption of Units .......................................         (63,910)          (43,305)         (33,130)          (23,054)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (54,491)   $      (36,925)         114,922   $        97,792
                                                               =============    ==============    =============   ===============

INVESCO VIF Utilities
 Issuance of Units .........................................          46,435    $       29,325          217,583   $       148,738
 Redemption of Units .......................................         (17,031)          (10,988)         (78,314)          (48,670)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          29,404    $       18,337          139,269   $       100,068
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                                SCUDDER GATEWAY PLUS (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Scudder 21st Century Growth Series I Class A
 Issuance of Units .........................................          38,788    $       22,567          201,142   $       150,969
 Redemption of Units .......................................         (31,384)          (17,187)         (77,506)          (44,621)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................           7,404    $        5,380          123,636   $       106,348
                                                               =============    ==============    =============   ===============

Scudder Aggressive Growth Series II Class A
 Issuance of Units .........................................          62,716    $       51,207           86,735   $        76,260
 Redemption of Units .......................................         (72,349)          (51,285)         (30,060)          (20,346)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (9,633)   $          (78)          56,675   $        55,914
                                                               =============    ==============    =============   ===============

Scudder Blue Chip Series II Class A
 Issuance of Units .........................................         206,149    $      167,357          559,122   $       492,982
 Redemption of Units .......................................        (234,614)         (171,703)        (162,917)         (127,060)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (28,465)   $       (4,346)         396,205   $       365,922
                                                               =============    ==============    =============   ===============

Scudder Capital Growth Series I Class A
 Issuance of Units .........................................          46,535    $       32,609          193,627   $       160,595
 Redemption of Units .......................................         (58,598)          (39,713)         (31,234)          (24,148)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (12,063)   $       (7,104)         162,393   $       136,447
                                                               =============    ==============    =============   ===============

Scudder Contrarian Value Series II Class A
 Issuance of Units .........................................         139,017    $      132,086          521,760   $       511,023
 Redemption of Units .......................................        (137,322)         (115,957)        (192,682)         (175,922)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................           1,695    $       16,129          329,078   $       335,101
                                                               =============    ==============    =============   ===============

Scudder Fixed Income Series II Class A (a)
 Issuance of Units .........................................         532,591    $      583,131        2,781,099   $     2,924,996
 Redemption of Units .......................................      (1,613,828)       (1,773,541)        (346,912)         (361,625)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................      (1,081,237)   $   (1,190,410)       2,434,187   $     2,563,371
                                                               =============    ==============    =============   ===============

Scudder Global Blue Chip Series II Class A
 Issuance of Units .........................................          24,708    $       22,596          350,953   $       302,100
 Redemption of Units .......................................         (80,208)          (64,396)        (213,793)         (165,454)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (55,500)   $      (41,800)         137,160   $       136,646
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                                SCUDDER GATEWAY PLUS (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Scudder Global Discovery Series I Class A
 Issuance of Units .........................................          63,507    $       60,224          223,510   $       199,692
 Redemption of Units .......................................         (54,044)          (42,447)         (91,828)          (77,991)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................           9,463    $       17,777          131,682   $       121,701
                                                               =============    ==============    =============   ===============

Scudder Government Securities Series II Class A
 Issuance of Units .........................................       2,458,087    $    2,663,901        5,810,860   $     6,187,834
 Redemption of Units .......................................      (4,144,465)       (4,517,330)      (2,753,810)       (2,943,174)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................      (1,686,378)   $   (1,853,429)       3,057,050   $     3,244,660
                                                               =============    ==============    =============   ===============

Scudder Growth and Income Series I Class A
 Issuance of Units .........................................         250,362    $      209,233          389,671   $       327,438
 Redemption of Units .......................................        (261,582)         (201,626)         (33,187)          (27,557)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (11,220)   $        7,607          356,484   $       299,881
                                                               =============    ==============    =============   ===============

Scudder Growth Series II Class A
 Issuance of Units .........................................          63,020    $       45,305          143,696   $       104,144
 Redemption of Units .......................................         (12,408)           (8,491)         (79,852)          (53,690)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          50,612    $       36,814           63,844   $        50,454
                                                               =============    ==============    =============   ===============

Scudder Health Sciences Series I Class A
 Issuance of Units .........................................         149,298    $      136,744          421,272   $       388,792
 Redemption of Units .......................................        (122,594)         (100,338)        (217,059)         (172,405)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          26,704    $       36,406          204,213   $       216,387
                                                               =============    ==============    =============   ===============

Scudder High Yield Series II Class A
 Issuance of Units .........................................       2,079,184    $    2,222,925        1,547,415   $     1,505,980
 Redemption of Units .......................................      (1,696,990)       (1,807,622)      (1,219,496)       (1,191,283)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         382,194    $      415,303          327,919   $       314,697
                                                               =============    ==============    =============   ===============

Scudder International Select Equity Series II Class A
 Issuance of Units .........................................         106,083    $       91,059          323,098   $       259,089
 Redemption of Units .......................................         (22,868)          (19,280)        (197,904)         (162,140)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          83,215    $       71,779          125,194   $        96,949
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                                SCUDDER GATEWAY PLUS (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
Scudder International Series I Class A
 Issuance of Units .........................................       1,934,774    $    1,407,359          407,903   $       305,328
 Redemption of Units .......................................      (1,953,553)       (1,434,668)        (273,419)         (195,472)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (18,779)   $      (27,309)         134,484   $       109,856
                                                               =============    ==============    =============   ===============

Scudder Money Market Series II Class A
 Issuance of Units .........................................       7,599,495    $    7,594,697        9,368,638   $     9,408,773
 Redemption of Units .......................................      (9,782,419)       (9,772,928)      (7,751,849)       (7,783,856)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................      (2,182,924)   $   (2,178,231)       1,616,789   $     1,624,917
                                                               =============    ==============    =============   ===============

Scudder New Europe Series II Class A
 Issuance of Units .........................................         494,264    $      441,195           56,184   $        46,873
 Redemption of Units .......................................        (968,246)         (806,480)        (160,710)         (112,757)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (473,982)   $     (365,285)        (104,526)  $       (65,884)
                                                               =============    ==============    =============   ===============

Scudder Small Cap Growth Series II Class A
 Issuance of Units .........................................         494,736    $      361,838          137,081   $       107,093
 Redemption of Units .......................................        (152,242)         (110,308)         (37,600)          (22,433)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         342,494    $      251,530           99,481   $        84,660
                                                               =============    ==============    =============   ===============

Scudder Strategic Income Series II Class A
 Issuance of Units .........................................       2,189,745    $    2,520,818        3,165,011   $     3,341,971
 Redemption of Units .......................................      (2,034,881)       (2,355,740)      (1,409,366)       (1,478,054)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         154,864    $      165,078        1,755,645   $     1,863,917
                                                               =============    ==============    =============   ===============

Scudder Technology Growth Series II Class A
 Issuance of Units .........................................       5,166,831    $    3,589,082          308,583   $       245,555
 Redemption of Units .......................................      (5,215,833)       (3,624,407)         (32,414)          (20,242)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (49,002)   $      (35,325)         276,169   $       225,313
                                                               =============    ==============    =============   ===============

Scudder Total Return Series II Class A
 Issuance of Units .........................................         353,522    $      313,368          959,587   $       880,217
 Redemption of Units .......................................        (370,743)         (324,384)        (248,074)         (212,845)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (17,221)   $      (11,016)         711,513   $       667,372
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                                SCUDDER GATEWAY PLUS (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                              2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
SVS Davis Venture Value Series II Class A
 Issuance of Units .........................................         178,656    $      152,272          852,811   $       785,913
 Redemption of Units .......................................        (219,234)         (190,984)        (245,148)         (204,873)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (40,578)   $      (38,712)         607,663   $       581,040
                                                               =============    ==============    =============   ===============

SVS Dreman Financial Services Series II Class A
 Issuance of Units .........................................         216,961    $      219,707          263,870   $       258,681
 Redemption of Units .......................................         (97,728)          (88,534)        (134,395)         (120,373)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         119,233    $      131,173          129,475   $       138,308
                                                               =============    ==============    =============   ===============

SVS Dreman High Return Equity Series II Class A
 Issuance of Units .........................................         494,264    $      441,195        1,862,213   $     1,774,329
 Redemption of Units .......................................        (968,246)         (806,480)        (643,293)         (552,537)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................        (473,982)   $     (365,285)       1,218,920   $     1,221,792
                                                               =============    ==============    =============   ===============

SVS Dreman Small Cap Value Series II Class A
 Issuance of Units .........................................         376,570    $      414,146          585,497   $       620,752
 Redemption of Units .......................................        (270,127)         (269,399)        (287,682)         (276,975)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         106,443    $      144,747          297,815   $       343,777
                                                               =============    ==============    =============   ===============

SVS Eagle Focused Large Cap Growth Series II Class A
 Issuance of Units .........................................          37,372    $       28,086          217,304   $       186,717
 Redemption of Units .......................................         (68,532)          (50,386)         (74,923)          (61,265)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (31,160)   $      (22,300)         142,381   $       125,452
                                                               =============    ==============    =============   ===============

SVS Focus Value+Growth Series II Class A
 Issuance of Units .........................................          88,805    $       70,602          184,696   $       155,032
 Redemption of Units .......................................        (119,668)          (79,133)         (61,195)          (44,153)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (30,863)   $       (8,531)         123,501   $       110,879
                                                               =============    ==============    =============   ===============

SVS Index 500 Series II Class A
 Issuance of Units .........................................         146,152    $      112,896        1,179,451   $     1,030,299
 Redemption of Units .......................................        (219,064)         (172,965)        (488,880)         (396,007)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (72,912)   $      (60,069)         690,571   $       634,292
                                                               =============    ==============    =============   ===============

SEPARATE ACCOUNT KG

NOTE 4 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (Continued)

                                                                                SCUDDER GATEWAY PLUS (CONTINUED)
                                                                                    YEAR ENDED DECEMBER 31,
                                                                            2003                               2002
                                                               -------------------------------    -------------------------------
                                                                   UNITS            AMOUNT            UNITS           AMOUNT
                                                               -------------    --------------    -------------   ---------------
SVS INVESCO Dynamic Growth Series II Class A
 Issuance of Units .........................................          24,117    $       18,816           30,821   $        26,803
 Redemption of Units .......................................         (13,911)           (9,553)         (14,151)           (9,873)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          10,206    $        9,263           16,670   $        16,930
                                                               =============    ==============    =============   ===============

SVS Janus Growth and Income Series II Class A
 Issuance of Units .........................................          27,393    $       21,434          683,932   $       616,217
 Redemption of Units .......................................         (34,934)          (28,114)        (318,076)         (251,334)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          (7,541)   $       (6,680)         365,856   $       364,883
                                                               =============    ==============    =============   ===============

SVS Janus Growth Opportunities Series II Class A
 Issuance of Units .........................................          23,787    $       16,012          151,552   $       120,392
 Redemption of Units .......................................         (66,272)          (47,984)        (160,945)         (106,469)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (42,485)   $      (31,972)          (9,393)  $        13,923
                                                               =============    ==============    =============   ===============

SVS MFS Strategic Value Series II Class A
 Issuance of Units .........................................          18,553    $       15,387           12,262   $        10,558
 Redemption of Units .......................................          (2,285)           (2,153)            (566)             (471)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................          16,268    $       13,234           11,696   $        10,087
                                                               =============    ==============    =============   ===============

SVS Oak Strategic Equity Series II Class A
 Issuance of Units .........................................          23,101    $       15,363          316,125   $       253,864
 Redemption of Units .......................................         (54,781)          (42,231)         (96,525)          (60,725)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (31,680)   $      (26,868)         219,600   $       193,139
                                                               =============    ==============    =============   ===============

SVS Turner Mid Cap Growth Series II Class A
 Issuance of Units .........................................          48,518    $       37,116          321,886   $       263,490
 Redemption of Units .......................................         (61,381)          (47,222)        (174,548)         (116,321)
                                                               -------------    --------------    -------------   ---------------
  Net increase (decrease) ..................................         (12,863)   $      (10,106)         147,338   $       147,169
                                                               =============    ==============    =============   ===============

(a)  Name changed. See Note 1.

SEPARATE ACCOUNT KG

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2003 is as follows:

INVESTMENT PORTFOLIO                                                   PURCHASES           SALES
--------------------                                                   ---------           -----
Alger American Balanced                                              $     323,607     $     511,146
Alger American Leveraged AllCap                                            128,377           174,932
Credit Suisse Trust Emerging Markets                                        14,123            19,276
Credit Suisse Trust Global Post-Venture Capital                                  -             4,119
Dreyfus IP MidCap Stock                                                    301,502           371,222
Dreyfus Socially Responsible Growth Fund, Inc.                               4,502            80,035
INVESCO VIF Utilities                                                       32,761            14,091
Janus Aspen Growth                                                               -             1,356
Scudder 21st Century Growth Series I Class A                                48,168            65,752
Scudder Aggressive Growth Series II Class A                                 79,036            82,731
Scudder Blue Chip Series II Class A                                        190,113         1,091,962
Scudder Capital Growth Series I Class A                                    162,486           141,408
Scudder Contrarian Value Series II Class A                                 327,780           629,128
Scudder Fixed Income Series II Class A (a)                               1,089,992         2,643,842
Scudder Global Blue Chip Series II Class A                                  57,357           253,368
Scudder Global Discovery Series I Class A                                  108,239            60,910
Scudder Government Securities Series II Class A                          3,509,693         5,606,113
Scudder Growth and Income Series I Class A                                 399,644           338,710
Scudder Growth Series II Class A                                           173,855           235,881
Scudder Health Sciences Series I Class A                                   167,877           145,087
Scudder High Income Series II Class A (a)                                2,864,125         2,323,666
Scudder International Select Equity Series II Class A                      259,283           147,956
Scudder International Series I Class A                                   1,494,074         1,548,319
Scudder Money Market Series II Class A                                   9,056,130        12,525,414
Scudder Small Cap Growth Series II Class A                                 625,857           368,655
Scudder Strategic Income Series II Class A                               3,122,344         3,579,226
Scudder Technology Growth Series II Class A                              4,432,168         4,389,844
Scudder Total Return Series II Class A                                     513,465           876,193
SVS Davis Venture Value Series II Class A                                  554,818           310,952
SVS Dreman Financial Services Series II Class A                            282,115           252,829
SVS Dreman High Return Equity Series II Class A                            639,470         1,422,937
SVS Dreman Small Cap Value Series II Class A                               714,694           466,360
SVS Eagle Focused Large Cap Growth Series II Class A                        97,387            90,509
SVS Focus Value+Growth Series II Class A                                    99,974           341,889
SVS Index 500 Series II Class A                                            217,564           423,243
SVS INVESCO Dynamic Growth Series II Class A                               117,633            14,643
SVS Janus Growth and Income Series II Class A                               37,972           136,027
SVS Janus Growth Opportunities Series II Class A                            64,200           236,869
SVS MFS Strategic Value Series II Class A                                  103,075             4,997
SVS Oak Strategic Equity Series II Class A                                  21,936            44,093
SVS Turner Mid Cap Growth Series II Class A                                143,147            77,414

(a)  Name changed.  See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding , income and expense ratios and total return for each Sub-Account for the year ended December 31, 2003 is as follows:

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                    UNIT (4)       UNIT (4)
                                                          UNITS      VALUE          VALUE       NET ASSETS
                                                         (000S)      LOWEST        HIGHEST        (000S)
                                                         ------      ------        -------        ------
ALGER AMERICAN BALANCED
2003                                                      3,072   $   1.014477   $   0.995637   $    3,090
2002                                                      3,314       0.848324       0.865688        2,844
2001                                                      1,904       0.980932       1.002539        1,886
ALGER AMERICAN LEVERAGED ALLCAP
2003                                                        648       0.853319       0.636423          479
2002                                                        739       0.479084       0.643344          408
2001                                                        681       0.735212       0.988807          525
CREDIT SUISSE TRUST EMERGING MARKETS
2003                                                        131       1.153880       0.818608          127
2002                                                        136       0.581061       0.820293           95
2001                                                        105       0.666403       0.942195           74
CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL
2003                                                          3       0.501342       0.501342            2
2002                                                         11       0.344286       0.613010            4
2001                                                         10       0.530398       0.945828            6
DREYFUS IP MIDCAP STOCK
2003                                                      1,525       1.126201       1.266935        1,853
2002                                                      1,606       0.868419       0.975452        1,495
2001                                                      1,224       1.008050       1.130565        1,354
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
2003                                                        891       0.809022       0.683494          617
2002                                                        998       0.550127       0.652153          562
2001                                                        973       0.785253       0.932305          765
INVESCO VIF UTILITIES
2003                                                        360       0.720741       0.615830          254
2002                                                        328       0.531679       0.623196          200
2001                                                        169       0.676789       0.794508          131
JANUS ASPEN GROWTH
2003                                                          -       0.722244       0.722244            -
2002                                                          2       0.555854       0.555854            1
2001                                                          2       0.767207       0.767207            2

                                                        FOR THE YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                         INVESTMENT (1)   EXPENSE (2)
                                                             INCOME         RATIO
                                                             RATIO          LOWEST
                                                             -----          ------
ALGER AMERICAN BALANCED
2003                                                               2.06%         1.40%
2002                                                               1.71          1.40
2001                                                               1.14          1.40
ALGER AMERICAN LEVERAGED ALLCAP
2003                                                                N/A          1.40
2002                                                               0.01          1.40
2001                                                                N/A          1.40
CREDIT SUISSE TRUST EMERGING MARKETS
2003                                                                N/A          1.40
2002                                                               0.18          1.40
2001                                                                N/A          1.40
CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL
2003                                                                N/A          1.40
2002                                                                N/A          1.40
2001                                                                N/A          1.40
DREYFUS IP MIDCAP STOCK
2003                                                               0.28          1.40
2002                                                               0.30          1.40
2001                                                               0.25          1.40
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
2003                                                               0.11          1.40
2002                                                               0.22          1.40
2001                                                               0.07          1.40
INVESCO VIF UTILITIES
2003                                                               1.26          1.40
2002                                                               0.57          1.40
2001                                                               2.41          1.40
JANUS ASPEN GROWTH
2003                                                                N/A          1.40
2002                                                                N/A          1.40
2001                                                               0.07          1.40

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                         EXPENSE (2)   TOTAL (3)(4)   TOTAL (3)(4)
                                                            RATIO         RETURN        RETURN
                                                           HIGHEST        LOWEST        HIGHEST
                                                           -------        ------        -------
ALGER AMERICAN BALANCED
2003                                                            1.55%         17.19%         17.37%
2002                                                            1.55         -13.65         -13.52
2001                                                            1.55          -3.31           0.25(d)
ALGER AMERICAN LEVERAGED ALLCAP
2003                                                            1.55          32.64          32.84
2002                                                            1.55         -34.94         -34.84
2001                                                            1.55         -17.11          -1.12(d)
CREDIT SUISSE TRUST EMERGING MARKETS
2003                                                            1.55          40.67          40.88
2002                                                            1.55         -12.94         -12.81
2001                                                            1.55         -10.92          -5.78(d)
CREDIT SUISSE TRUST GLOBAL POST-VENTURE CAPITAL
2003                                                            1.40            N/A          45.62
2002                                                            1.55         -35.19         -35.09
2001                                                            1.55         -29.64          -5.42(d)
DREYFUS IP MIDCAP STOCK
2003                                                            1.55          29.68          29.88
2002                                                            1.55         -13.85         -13.72
2001                                                            1.55          -4.62           0.80(d)
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
2003                                                            1.55          24.05          24.24
2002                                                            1.55         -30.05         -29.94
2001                                                            1.55         -23.66          -6.77(d)
INVESCO VIF UTILITIES
2003                                                            1.55          15.65          15.83
2002                                                            1.55         -21.56         -21.44
2001                                                            1.55         -32.32         -20.55(c)(d)
JANUS ASPEN GROWTH
2003                                                            1.40            N/A          29.93
2002                                                            1.55         -27.55         -27.55
2001                                                            1.55         -25.80         -25.80

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                    UNIT (4)       UNIT (4)
                                                          UNITS      VALUE          VALUE       NET ASSETS
                                                         (000S)      LOWEST        HIGHEST        (000S)
                                                         ------      ------        -------        ------
SCUDDER 21ST CENTURY GROWTH SERIES I CLASS A
2003                                                        644   $   0.697116   $   0.444565   $      332
2002                                                        689       0.344504       0.541029          271
2001                                                        451       0.594788       0.935510          285
SCUDDER AGGRESSIVE GROWTH SERIES II CLASS A
2003                                                        513       0.882670       0.905848          461
2002                                                        528       0.668384       0.684900          358
2001                                                        664       0.979150       1.001834          662
SCUDDER BLUE CHIP SERIES II CLASS A
2003                                                      3,204       0.913321       1.113663        3,392
2002                                                      4,142       0.729042       0.887618        3,532
2001                                                      4,250       0.950813       1.155859        4,807
SCUDDER CAPITAL GROWTH SERIES I CLASS A
2003                                                        917       0.848346       0.964083          846
2002                                                        910       0.679105       0.770577          670
2001                                                        837       0.974106       1.103622          900
SCUDDER CONTRARIAN VALUE SERIES II CLASS A
2003                                                      1,517       1.102637       1.331185        1,910
2002                                                      1,808       0.844656       1.018186        1,759
2001                                                      1,793       1.009138       1.214618        2,148
SCUDDER FIXED INCOME SERIES II CLASS A (a)
2003                                                      3,359       1.117751       1.286927        4,047
2002                                                      4,817       1.079900       1.241470        5,542
2001                                                      1,616       1.015569       1.165741        1,842
SCUDDER GLOBAL BLUE CHIP SERIES II CLASS A
2003                                                        746       1.000786       1.093261          805
2002                                                        968       0.787200       0.858625          818
2001                                                        823       0.949287       1.033845          847
SCUDDER GLOBAL DISCOVERY SERIES I CLASS A
2003                                                        469       1.093758       1.138261          525
2002                                                        419       0.745172       0.774307          319
2001                                                        293       0.944785       0.980234          286

                                                        FOR THE YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                         INVESTMENT (1)   EXPENSE (2)
                                                             INCOME         RATIO
                                                             RATIO          LOWEST
                                                             -----          ------
SCUDDER 21ST CENTURY GROWTH SERIES I CLASS A
2003                                                                N/A%         1.40%
2002                                                                N/A          1.40
2001                                                                N/A          1.40
SCUDDER AGGRESSIVE GROWTH SERIES II CLASS A
2003                                                                N/A          1.40
2002                                                               0.46          1.40
2001                                                               0.96          1.40
SCUDDER BLUE CHIP SERIES II CLASS A
2003                                                               0.65          1.40
2002                                                               0.38          1.40
2001                                                               0.45          1.40
SCUDDER CAPITAL GROWTH SERIES I CLASS A
2003                                                               0.40          1.40
2002                                                               0.34          1.40
2001                                                               0.34          1.40
SCUDDER CONTRARIAN VALUE SERIES II CLASS A
2003                                                               2.01          1.40
2002                                                               1.46          1.40
2001                                                               1.81          1.40
SCUDDER FIXED INCOME SERIES II CLASS A (a)
2003                                                               3.84          1.40
2002                                                               2.37          1.40
2001                                                               4.21          1.40
SCUDDER GLOBAL BLUE CHIP SERIES II CLASS A
2003                                                               0.40          1.40
2002                                                               0.60          1.40
2001                                                                N/A          1.40
SCUDDER GLOBAL DISCOVERY SERIES I CLASS A
2003                                                               0.09          1.40
2002                                                                N/A          1.40
2001                                                                N/A          1.40

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                         EXPENSE (2)   TOTAL (3)(4)   TOTAL (3)(4)
                                                            RATIO         RETURN        RETURN
                                                           HIGHEST        LOWEST        HIGHEST
                                                           -------        ------        -------
SCUDDER 21ST CENTURY GROWTH SERIES I CLASS A
2003                                                            1.55%         28.85%         29.04%
2002                                                            1.55         -42.17         -42.08
2001                                                            1.55         -24.16          -6.45(d)
SCUDDER AGGRESSIVE GROWTH SERIES II CLASS A
2003                                                            1.55          32.06          32.26
2002                                                            1.55         -31.74         -31.64
2001                                                            1.55         -22.86          -2.09(d)
SCUDDER BLUE CHIP SERIES II CLASS A
2003                                                            1.55          25.28          25.47
2002                                                            1.55         -23.32         -23.21
2001                                                            1.55         -16.99          -4.92(d)
SCUDDER CAPITAL GROWTH SERIES I CLASS A
2003                                                            1.55          24.92          25.11
2002                                                            1.55         -30.28         -30.18
2001                                                            1.55         -20.49          -2.59(d)
SCUDDER CONTRARIAN VALUE SERIES II CLASS A
2003                                                            1.55          30.54          30.74
2002                                                            1.55         -16.30         -16.17
2001                                                            1.55           0.44           0.91(d)
SCUDDER FIXED INCOME SERIES II CLASS A (A)
2003                                                            1.55           3.51           3.66
2002                                                            1.55           6.33           6.50
2001                                                            1.55           1.56           4.24(d)
SCUDDER GLOBAL BLUE CHIP SERIES II CLASS A
2003                                                            1.55          27.13          27.33
2002                                                            1.55         -17.07         -16.95
2001                                                            1.55         -16.66          -5.07(d)
SCUDDER GLOBAL DISCOVERY SERIES I CLASS A
2003                                                            1.55          46.78          47.00
2002                                                            1.55         -21.13         -21.01
2001                                                            1.55         -25.65          -5.52(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                    UNIT (4)       UNIT (4)
                                                          UNITS      VALUE          VALUE       NET ASSETS
                                                         (000S)      LOWEST        HIGHEST        (000S)
                                                         ------      ------        -------        ------
SCUDDER GOVERNMENT SECURITIES SERIES II CLASS A
2003                                                      3,934   $   1.097689   $   1.309876   $    4,684
2002                                                      5,979       1.090373       1.299151        6,955
2001                                                      2,140       1.025008       1.219412        2,447
SCUDDER GROWTH AND INCOME SERIES I CLASS A
2003                                                      1,461       0.920759       0.922261        1,347
2002                                                      1,398       0.737919       0.737996        1,032
2001                                                      1,179       0.973652       0.975038        1,149
SCUDDER GROWTH SERIES II CLASS A
2003                                                      1,494       0.814091       0.781347        1,172
2002                                                      1,579       0.635394       0.663029        1,006
2001                                                      1,857       0.912881       0.954037        1,697
SCUDDER HEALTH SCIENCES SERIES I CLASS A
2003                                                        624       1.034847       1.054623          648
2002                                                        607       0.786172       0.799976          479
2001                                                        332       1.038440       1.055059          346
SCUDDER HIGH YIELD SERIES II CLASS A
2003                                                      3,404       1.188005       1.113733        3,879
2002                                                      3,097       0.906372       0.968290        2,856
2001                                                      3,107       0.922049       0.986529        2,895
SCUDDER INTERNATIONAL SELECT EQUITY SERIES II CLASS A
2003                                                      1,176       1.023024       0.927062        1,111
2002                                                      1,054       0.724212       0.800386          773
2001                                                        623       0.848952       0.939680          529
SCUDDER INTERNATIONAL SERIES I CLASS A
2003                                                        989       0.878834       0.893788          881
2002                                                      1,048       0.698746       0.709562          742
2001                                                      1,025       0.869441       0.881557          903
SCUDDER MONEY MARKET SERIES II CLASS A
2003                                                      2,952       0.994511       1.139285        3,107
2002                                                      6,231       1.003009       1.147232        6,579
2001                                                      6,879       1.005125       1.147906        7,563

                                                        FOR THE YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                         INVESTMENT (1)   EXPENSE (2)
                                                             INCOME         RATIO
                                                             RATIO          LOWEST
                                                             -----          ------
SCUDDER GOVERNMENT SECURITIES SERIES II CLASS A
2003                                                               3.24%         1.40%
2002                                                               2.37          1.40
2001                                                               2.46          1.40
SCUDDER GROWTH AND INCOME SERIES I CLASS A
2003                                                               1.04          1.40
2002                                                               0.98          1.40
2001                                                               1.16          1.40
SCUDDER GROWTH SERIES II CLASS A
2003                                                               0.11          1.40
2002                                                                N/A          1.40
2001                                                                N/A          1.40
SCUDDER HEALTH SCIENCES SERIES I CLASS A
2003                                                                N/A          1.40
2002                                                                N/A          1.40
2001                                                                N/A          1.40
SCUDDER HIGH YIELD SERIES II CLASS A
2003                                                               7.46          1.40
2002                                                               9.55          1.40
2001                                                              12.96          1.40
SCUDDER INTERNATIONAL SELECT EQUITY SERIES II CLASS A
2003                                                               1.25          1.40
2002                                                               0.42          1.40
2001                                                               0.79          1.40
SCUDDER INTERNATIONAL SERIES I CLASS A
2003                                                               0.71          1.40
2002                                                               0.86          1.40
2001                                                               0.25          1.40
SCUDDER MONEY MARKET SERIES II CLASS A
2003                                                               0.72          1.40
2002                                                               1.35          1.40
2001                                                               3.13          1.40

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                         EXPENSE (2)   TOTAL (3)(4)   TOTAL (3)(4)
                                                            RATIO         RETURN        RETURN
                                                           HIGHEST        LOWEST        HIGHEST
                                                           -------        ------        -------
SCUDDER GOVERNMENT SECURITIES SERIES II CLASS A
2003                                                            1.55%          0.67%          0.83%
2002                                                            1.55           6.38           6.54
2001                                                            1.55           2.50           5.98(d)
SCUDDER GROWTH AND INCOME SERIES I CLASS A
2003                                                            1.55          24.78          24.97
2002                                                            1.55         -24.32         -24.20
2001                                                            1.55         -12.54          -2.50(d)
SCUDDER GROWTH SERIES II CLASS A
2003                                                            1.55          22.78          22.97
2002                                                            1.55         -30.50         -30.40
2001                                                            1.55         -23.43          -4.60(d)
SCUDDER HEALTH SCIENCES SERIES I CLASS A
2003                                                            1.55          31.63          31.83
2002                                                            1.55         -24.29         -24.18
2001                                                            1.55           3.84           5.51(c)(d)
SCUDDER HIGH YIELD SERIES II CLASS A
2003                                                            1.55          22.69          22.88
2002                                                            1.55          -1.85          -1.70
2001                                                            1.55          -1.35           1.19(d)
SCUDDER INTERNATIONAL SELECT EQUITY SERIES II CLASS A
2003                                                            1.55          27.82          28.01
2002                                                            1.55         -14.82         -14.69
2001                                                            1.55         -25.49          -6.03(d)
SCUDDER INTERNATIONAL SERIES I CLASS A
2003                                                            1.55          25.77          25.96
2002                                                            1.55         -19.63         -19.51
2001                                                            1.55         -31.82         -13.06(d)
SCUDDER MONEY MARKET SERIES II CLASS A
2003                                                            1.55          -0.85          -0.69
2002                                                            1.55          -0.21          -0.06
2001                                                            1.55           0.51           2.36(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                    UNIT (4)       UNIT (4)
                                                          UNITS      VALUE          VALUE       NET ASSETS
                                                         (000S)      LOWEST        HIGHEST        (000S)
                                                         ------      ------        -------        ------
SCUDDER SMALL CAP GROWTH SERIES II CLASS A
2003                                                      1,463   $   0.797453   $   0.811035   $    1,180
2002                                                      1,087       0.609274       0.618708          671
2001                                                        811       0.930155       0.943114          764
SCUDDER STRATEGIC INCOME SERIES II CLASS A
2003                                                      3,101       1.183664       1.268035        3,735
2002                                                      3,455       1.114788       1.192433        3,950
2001                                                        769       1.017349       1.086553          806
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2003                                                      2,762       0.873923       0.834041        2,345
2002                                                      2,657       0.576980       0.605486        1,564
2001                                                      2,712       0.907529       0.953835        2,500
SCUDDER TOTAL RETURN SERIES II CLASS A
2003                                                      3,846       0.959506       1.126905        4,141
2002                                                      4,290       0.826375       0.969072        3,990
2001                                                      4,379       0.989512       1.158618        4,995
SVS DAVIS VENTURE VALUE SERIES II CLASS A
2003                                                      1,544       1.040888       1.000313        1,584
2002                                                      1,250       0.781367       0.814295        1,010
2001                                                        541       0.941041       0.982201          526
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2003                                                        769       1.114322       1.412919          943
2002                                                        741       0.883356       1.118345          743
2001                                                        801       0.980751       1.239759          933
SVS DREMAN HIGH RETURN EQUITY SERIES II CLASS A
2003                                                      3,776       1.042225       1.370300        4,563
2002                                                      4,661       0.802432       1.053425        4,323
2001                                                      3,675       0.994420       1.303459        4,444
SVS DREMAN SMALL CAP VALUE SERIES II CLASS A
2003                                                      1,860       1.277028       1.296126        2,395
2002                                                      1,686       0.913271       0.925517        1,552
2001                                                      1,561       1.046435       1.058849        1,648

                                                        FOR THE YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                         INVESTMENT (1)   EXPENSE (2)
                                                             INCOME         RATIO
                                                             RATIO          LOWEST
                                                             -----          ------
SCUDDER SMALL CAP GROWTH SERIES II CLASS A
2003                                                                N/A%         1.40%
2002                                                                N/A          1.40
2001                                                                N/A          1.40
SCUDDER STRATEGIC INCOME SERIES II CLASS A
2003                                                               1.59          1.40
2002                                                               3.43          1.40
2001                                                               0.62          1.40
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2003                                                                N/A          1.40
2002                                                               0.11          1.40
2001                                                               0.17          1.40
SCUDDER TOTAL RETURN SERIES II CLASS A
2003                                                               3.02          1.40
2002                                                               2.77          1.40
2001                                                               2.65          1.40
SVS DAVIS VENTURE VALUE SERIES II CLASS A
2003                                                               0.48          1.40
2002                                                               0.11          1.40
2001                                                                N/A          1.40
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2003                                                               1.33          1.40
2002                                                               0.86          1.40
2001                                                               1.09          1.40
SVS DREMAN HIGH RETURN EQUITY SERIES II CLASS A
2003                                                               1.99          1.40
2002                                                               0.95          1.40
2001                                                               1.02          1.40
SVS DREMAN SMALL CAP VALUE SERIES II CLASS A
2003                                                               1.01          1.40
2002                                                               0.39          1.40
2001                                                                N/A          1.40

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                         EXPENSE (2)   TOTAL (3)(4)   TOTAL (3)(4)
                                                            RATIO         RETURN        RETURN
                                                           HIGHEST        LOWEST        HIGHEST
                                                           -------        ------        -------
SCUDDER SMALL CAP GROWTH SERIES II CLASS A
2003                                                            1.55%         30.89%         31.09%
2002                                                            1.55         -34.50         -34.40
2001                                                            1.55         -29.80          -6.98(d)
SCUDDER STRATEGIC INCOME SERIES II CLASS A
2003                                                            1.55           6.18           6.34
2002                                                            1.55           9.58           9.74
2001                                                            1.55           1.73           3.76(d)
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2003                                                            1.55          44.33          44.55
2002                                                            1.55         -36.52         -36.42
2001                                                            1.55         -33.34          -4.62(d)
SCUDDER TOTAL RETURN SERIES II CLASS A
2003                                                            1.55          16.11          16.29
2002                                                            1.55         -16.49         -16.36
2001                                                            1.55          -7.40          -1.05(d)
SVS DAVIS VENTURE VALUE SERIES II CLASS A
2003                                                            1.55          27.83          28.02
2002                                                            1.55         -17.09         -16.97
2001                                                            1.55          -5.90          -1.78(c)(d)
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2003                                                            1.55          26.15          26.34
2002                                                            1.55          -9.93          -9.79
2001                                                            1.55          -6.19          -1.92(d)
SVS DREMAN HIGH RETURN EQUITY SERIES II CLASS A
2003                                                            1.55          29.88          30.08
2002                                                            1.55         -19.31         -19.18
2001                                                            1.55          -0.56           0.27(d)
SVS DREMAN SMALL CAP VALUE SERIES II CLASS A
2003                                                            1.55          39.83          40.04
2002                                                            1.55         -12.73         -12.59
2001                                                            1.55           4.64          16.02(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                    UNIT (4)       UNIT (4)
                                                          UNITS      VALUE          VALUE       NET ASSETS
                                                         (000S)      LOWEST        HIGHEST        (000S)
                                                         ------      ------        -------        ------
SVS EAGLE FOCUSED LARGE CAP GROWTH SERIES II CLASS A
2003                                                        505   $   0.863930   $   0.833612   $      426
2002                                                        490       0.668111       0.693468          333
2001                                                        263       0.940910       0.978101          250
SVS FOCUS VALUE+GROWTH SERIES II CLASS A
2003                                                      1,523       0.892621       0.999851        1,503
2002                                                      1,832       0.683424       0.764363        1,383
2001                                                      1,990       0.936709       1.046048        2,071
SVS INDEX 500 SERIES II CLASS A
2003                                                      2,966       0.933916       0.811097        2,532
2002                                                      3,236       0.643029       0.741530        2,190
2001                                                      2,189       0.839746       0.969879        1,892
SVS INVESCO DYNAMIC GROWTH SERIES II CLASS A
2003                                                        184       0.906854       0.793429          151
2002                                                         37       0.593693       0.679602           24
2001                                                         18       0.871670       0.999334           17
SVS JANUS GROWTH AND INCOME SERIES II CLASS A
2003                                                      1,739       0.924915       0.856651        1,531
2002                                                      1,856       0.695637       0.752213        1,326
2001                                                      1,430       0.888064       0.961753        1,288
SVS JANUS GROWTH OPPORTUNITIES SERIES II CLASS A
2003                                                      1,249       0.780442       0.652469          846
2002                                                      1,515       0.522114       0.625467          820
2001                                                      1,598       0.763282       0.915764        1,265
SVS MFS STRATEGIC VALUE SERIES II CLASS A
2003                                                        125       1.002635       1.005174          126
2002                                                         14       0.803543       0.804354           11
2001                                                        N/A            N/A            N/A          N/A
SVS OAK STRATEGIC EQUITY SERIES II CLASS A
2003                                                        238       0.844783       0.660397          198
2002                                                        257       0.447146       0.572863          147
2001                                                         37       0.752645       0.965727           35

                                                        FOR THE YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                         INVESTMENT (1)   EXPENSE (2)
                                                             INCOME         RATIO
                                                             RATIO          LOWEST
                                                             -----          ------
SVS EAGLE FOCUSED LARGE CAP GROWTH SERIES II CLASS A
2003                                                                N/A%         1.40%
2002                                                                N/A          1.40
2001                                                                N/A          1.40
SVS FOCUS VALUE+GROWTH SERIES II CLASS A
2003                                                               0.83          1.40
2002                                                               0.55          1.40
2001                                                               0.67          1.40
SVS INDEX 500 SERIES II CLASS A
2003                                                               1.13          1.40
2002                                                               0.47          1.40
2001                                                               0.43          1.40
SVS INVESCO DYNAMIC GROWTH SERIES II CLASS A
2003                                                                N/A          1.40
2002                                                                N/A          1.40
2001                                                                N/A          1.40
SVS JANUS GROWTH AND INCOME SERIES II CLASS A
2003                                                               0.71          1.40
2002                                                               0.58          1.40
2001                                                               0.61          1.40
SVS JANUS GROWTH OPPORTUNITIES SERIES II CLASS A
2003                                                                N/A          1.40
2002                                                                N/A          1.40
2001                                                                N/A          1.40
SVS MFS STRATEGIC VALUE SERIES II CLASS A
2003                                                               0.13          1.40
2002                                                                N/A          1.40
2001                                                                N/A           N/A
SVS OAK STRATEGIC EQUITY SERIES II CLASS A
2003                                                                N/A          1.40
2002                                                                N/A          1.40
2001                                                                N/A          1.40

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                         EXPENSE (2)   TOTAL (3)(4)   TOTAL (3)(4)
                                                            RATIO         RETURN        RETURN
                                                           HIGHEST        LOWEST        HIGHEST
                                                           -------        ------        -------
SVS EAGLE FOCUSED LARGE CAP GROWTH SERIES II CLASS A
2003                                                            1.55%         24.58%         24.77%
2002                                                            1.55         -29.10         -28.99
2001                                                            1.55         -18.11          -2.19(d)
SVS FOCUS VALUE+GROWTH SERIES II CLASS A
2003                                                            1.55          30.61          30.81
2002                                                            1.55         -27.04         -26.93
2001                                                            1.55         -15.55          -6.33(d)
SVS INDEX 500 SERIES II CLASS A
2003                                                            1.55          25.94          26.14
2002                                                            1.55         -23.54         -23.43
2001                                                            1.55         -13.28          -3.01(d)
SVS INVESCO DYNAMIC GROWTH SERIES II CLASS A
2003                                                            1.55          33.44          33.64
2002                                                            1.55         -31.99         -31.89
2001                                                            1.55         -12.83          -0.07(c)(d)
SVS JANUS GROWTH AND INCOME SERIES II CLASS A
2003                                                            1.55          22.96          23.15
2002                                                            1.55         -21.79         -21.67
2001                                                            1.55         -13.51          -3.82(d)
SVS JANUS GROWTH OPPORTUNITIES SERIES II CLASS A
2003                                                            1.55          24.78          24.97
2002                                                            1.55         -31.70         -31.60
2001                                                            1.55         -24.76          -8.42(d)
SVS MFS STRATEGIC VALUE SERIES II CLASS A
2003                                                            1.55          24.78          24.97
2002                                                            1.55         -19.65         -19.56(b)
2001                                                             N/A            N/A            N/A
SVS OAK STRATEGIC EQUITY SERIES II CLASS A
2003                                                            1.55          47.47          47.69
2002                                                            1.55         -40.68         -40.59
2001                                                            1.55         -24.74          -3.43(c)(d)

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                        AT DECEMBER 31
                                                                        --------------
                                                                    UNIT (4)       UNIT (4)
                                                          UNITS      VALUE          VALUE       NET ASSETS
                                                         (000S)      LOWEST        HIGHEST        (000S)
                                                         ------      ------        -------        ------
SVS TURNER MID CAP GROWTH SERIES II CLASS A
2003                                                        484   $   0.943858   $   0.855076   $      438
2002                                                        396       0.583975       0.645592          249
2001                                                        140       0.874590       0.968348          136

                                                        FOR THE YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                         INVESTMENT (1)   EXPENSE (2)
                                                             INCOME         RATIO
                                                             RATIO          LOWEST
                                                             -----          ------
SVS TURNER MID CAP GROWTH SERIES II CLASS A
2003                                                                N/A%         1.40%
2002                                                                N/A          1.40
2001                                                                N/A          1.40

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                         EXPENSE (2)   TOTAL (3)(4)   TOTAL (3)(4)
                                                            RATIO         RETURN        RETURN
                                                           HIGHEST        LOWEST        HIGHEST
                                                           -------        ------        -------
SVS TURNER MID CAP GROWTH SERIES II CLASS A
2003                                                            1.55%         46.20%         46.42%
2002                                                            1.55         -33.33         -33.23
2001                                                            1.55         -12.54          -3.17(c)(d)


(a) NAME CHANGED. SEE NOTE 1.
(b) START DATE OF 5/1/02.
(c) START DATE OF 5/1/01.
(d) START DATE OF 7/10/01.


(1) THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

(2) THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED.

(3) THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

(4) BEGINNING IN 2003, THE HIGHEST UNIT VALUE AND TOTAL RETURN CORRESPOND WITH THE PRODUCT WITH THE LOWEST EXPENSE RATIO. THE LOWEST UNIT VALUE AND TOTAL RETURN CORRESPOND WITH THE PRODUCT WITH THE HIGHEST EXPENSE RATIO.

NOTE 7 - NEW ACCOUNTING PRONOUNCEMENT

     Statement of Position (SOP) 03-5 "Financial Highlights of Separate
Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.

                            PART C. OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for First Allmerica Financial Life Insurance Company
          Financial Statements for Separate Account KG of First Allmerica Financial Life Insurance Company

          Financial Statements Included in Part C
          None

     (b)  EXHIBITS

            EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 9, 1996 in Registrant's Initial Registration Statement, and is incorporated by reference herein.

            EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

            EXHIBIT 3   (a) Wholesaling Agreement was previously filed on
                            August 9, 1996 in Registrant's Initial Registration Statement, and is incorporated by reference herein.

                        (b) Underwriting and Administrative Services Agreement
                            was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                        (c) Sales Agreements with Commission Schedule were
                            previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and are incorporated by reference herein.

                        (d) General Agent's Agreement was previously filed on
                            April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                        (e) Career Agent Agreement was previously filed on April
                            30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                        (f) Registered Representative's Agreement was previously
                            filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                        (g) Form of Indemnification Agreement with Scudder
                            Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

            EXHIBIT 4 The following documents were previously filed on January 24, 2001 in the Registrant's Initial Registration Statement (File Nos.
                            333-54220/811-7769), and are incorporated by reference herein:

                            (a) Contract Form A3028-NY-00GRCU;
                            (b) Specification Pages Form A8028-NY-00GRCU;
                            (c) Enhanced Death Benefit "EDB" Rider
                                (Form 3286.NY-00GRC)

            EXHIBIT 5 Application Form (SML-1460KNY) was previously filed on January 24, 2001 in the Registrant's Initial Registration Statement (File Nos.
                            333-54220/811-7769), and is incorporated by
                            reference herein.

            EXHIBIT 6 The Depositor's Articles of Incorporation, as amended, effective October 1, 1995 to reflect its new name, and Bylaws were previously filed on August 9, 1996 in Registrant's Initial Registration Statement, and are incorporated by reference herein.

            EXHIBIT 7   (a) Variable Annuity GMDB Reinsurance Agreement between
                            First Allmerica Financial Life Insurance Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and is incorporated by reference herein.

                        (b) Variable Annuity GMDB Reinsurance Agreement between
                            First Allmerica Financial Life Insurance Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and is incorporated by reference herein.

                        (c) Variable Annuity GMDB Reinsurance Agreement between
                            First Allmerica Financial Life Insurance Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and
                            is incorporated by reference herein.

                        (b) Variable Annuity GMDB Reinsurance Agreement between
                            First Allmerica Financial Life Insurance Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and
                            is incorporated by reference herein.

            EXHIBIT 8   (a) Service Agreement dated March 1, 2001 between Boston
                            Financial Data Services, Inc. and Allmerica
                            Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. BFDS Agreements for lockbox and mailroom services were previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and are incorporated by reference herein.

                        (b) Directors' Power of Attorney is filed herewith.

            EXHIBIT 9       Opinion of Counsel is filed herewith.

            EXHIBIT 10 Consent of Independent Accountants is filed herewith.

            EXHIBIT 11      None.

            EXHIBIT 12      None.

            EXHIBIT 13 Schedule for Computation of Performance Quotations was previously filed on October 8, 1999 in Pre-Effective Amendment No. 1 of Registration Statement No. 333-81019/811-7767 and is incorporated by reference herein.

            EXHIBIT 14      Not Applicable.

            EXHIBIT 15  (a) Amendment to Kemper Participation Agreement was
                            previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No.1 of Registration Statement No. 333-10285/811-7769, and is
                            incorporated by reference herein.

                        (b) Amendment to the Participation Agreement dated May
                            1, 2002 with Scudder Investments Inc. and Scudder Distributors was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment to the Participation Agreement dated May 1, 2002 with Scudder Investments Inc. and Scudder Distributors was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment to Kemper Participation Agreement dated October 1, 2000 was previously filed on January 24, 2001 in the Registrant's Initial Registration Statement (File Nos. 333-54220/811-7769), and is incorporated by reference herein. Form of Participation Agreement with Scudder Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 3 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

                        (c) Amendment dated June 1, 2002 with Dreyfus was
                            previously filed on April 29, 2003 in Post-Effective Amendment No. 9 of Registrant's Registration Statement (File Nos. 333-10285/811-7769), and is
                            incorporated by reference herein. Form of Participation Agreement with Dreyfus dated December 19, 2000 was previously filed on January 24, 2001 in the Registrant's Initial Registration Statement (File Nos. 333-54220/811-7769), and is incorporated by reference herein. Participation Agreement with Dreyfus was previously filed on June 23, 1999 in Post-Effective Amendment No.2 of Registration Statement No. 333-63089/811-7769, and is
                            incorporated by reference herein.

                        (d) Amendment dated June 1, 2002 with Alger was
                            previously filed on April 29, 2003 in Post-Effective Amendment No. 9 of Registrant's Registration Statement (File Nos. 333-10285/811-7769), and is
                            incorporated by reference herein. Amendment dated May 30, 2000 with Alger was previously filed on April 24, 2001 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71054/811-8114, and is incorporated by reference herein. Form of Amendment to the Alger Participation Agreement dated December 2000 was previously filed on January 24, 2001 in the Registrant's Initial Registration Statement (File Nos. 333-54220/811-7769), and is incorporated by reference herein. Participation Agreement with Alger was previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

                        (e) Amendment dated January 7, 2002 with Credit Suisse
                            Trust (Warburg Pincus) was previously filed on April 29, 2003 in Post-Effective Amendment No. 9 of

                            29, 2003 in Post-Effective Amendment No. 9 of Registrant's Registration Statement (File Nos. 333-10285/811-7769), and is incorporated by reference herein. Amendment to the Participation Agreement with Warburg Pincus dated August 25, 2000 was previously filed on January 24, 2001 in the Registrant's Initial Registration Statement (File Nos. 333-54220/811-7769), and is incorporated by reference herein. Participation Agreement with Warburg Pincus was previously filed in April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769, and is
                            incorporated by reference herein.

                        (f) Amendment dated August 20, 2002 to the Participation
                            Agreement with INVESCO was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment dated December 15, 2001 to the Participation Agreement with INVESCO was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Participation Agreement with INVESCO was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement with INVESCO was previously filed on April 26, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87105/811-8114, and is incorporated by reference herein.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

   The principal business address of all the following Directors and Officers is:
   440 Lincoln Street
   Worcester, Massachusetts 01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Warren E. Barnes                            Director of Allmerica Financial and First Allmerica (since 2004);
    Director, Vice President and            Vice President of Allmerica Financial (since 1998); Vice President of
    Corporate Controller                    First Allmerica (since 1996); and Corporate Controller of
                                            Allmerica Financial and First Allmerica (since 1998)

Michael K. Britt                            Director of Allmerica Financial and First Allmerica (since 2004);
    Director                                President of Citizens Insurance Company of America (since 2000);
                                            and Vice President of The Hanover Insurance Company, The Hanover
                                            American Insurance Company and Massachusetts Bay Insurance
                                            Company (1997-2000)

Charles F. Cronin                           Vice President and Corporate Group Counsel of Allmerica Financial and
    Vice President, Corporate Group         First Allmerica (since 2003); Secretary (since 2000); Assistant Vice
    Counsel and Secretary                   President (1999-2003); and Counsel of First Allmerica (2000-2003);
                                            and Attorney of Nutter, McClennen & Fish (1991-1996)

Frederick H. Eppinger, Jr.                  President and Chief Executive Officer of AFC (since 2003); Executive
    Chairman of the Board                   Vice President of Property and Casualty Field and Service Operations
                                            for The Hartford (2001-2003); Senior Vice President of Strategic
                                            Marketing for ChannelPoint, Inc. (2000-2001); and Partner at McKinsey
                                            & Company (1985-2000)

David J. Firstenberg                        Director of Allmerica Financial and First Allmerica (since 2004);
    Director and Vice President             Vice President of First Allmerica (since 2002); Vice President of
                                            Property and Casualty Commercial Lines of The Hanover Insurance
                                            Company (since 2002); and Senior Vice President at CGU/One
                                            Beacon Insurance Company (1997-2001)

J. Kendall Huber                            Director of Allmerica Financial and First Allmerica (since 2000); Senior
    Director, Senior Vice President         Vice President of Allmerica Financial and First Allmerica (since 2003);
    and General Counsel                     General Counsel (since 2000); Vice President (2000-2003) of First
                                            Allmerica; Vice President (1999) of Promos Hotel Corporation;
                                            Vice President and Deputy General Counsel (1998-1999) of Legg
                                            Mason, Inc.; Vice President and Deputy General Counsel (1995-1998)
                                            of USF&G Corporation

John P. Kavanaugh                           Director and Chief Investment Officer of Allmerica Financial and First
    Director, Vice President and            Allmerica (since 1996); Vice President (since 1991) of First Allmerica;
    Chief Investment Officer                and President (since 1995) of Opus Investment Management, Inc.

Richard W. Lavey                            Director of Allmerica Financial and First Allmerica (since 2004); Vice
    Director                                President of Property and Casualty Strategic Marketing of The
                                            Hanover Insurance Company and Citizens Insurance Company of
                                            America (since 2004); Vice President of Strategic Marketing for the
                                            Small Commercial Division of The Hartford Insurance Company
                                            (2001-2003); Director of Business Development for Bowstreet, Inc.
                                            (2000-2001); Director of Industry Services for ChannelPoint, Inc.
                                            (1999-2000); and Senior Associate at America Practice Management
                                            in New York (1995-1999)

Mark C. McGivney                            Director of Allmerica Financial and First Allmerica (since 2004), Vice
    Director, Vice President and            President of Allmerica Financial (since 2002); Vice President of First
    Treasurer                               Allmerica (since 1997); and Treasurer of Allmerica Financial and
                                            First Allmerica (since 2000); Associate, Investment Banking (1996-1997)
                                            of Merrill Lynch & Co.

Edward J. Parry, III                        Executive Vice President and Chief Financial Officer of AFC
    Director, Senior Vice President         (since 2003) Director of Allmerica Financial and First Allmerica
    and Chief Financial Officer             (since 1996); Senior Vice President of Allmerica Financial and
                                            First Allmerica (since 2003); Chief Financial Officer (since 1996);
                                            Vice President (1993-2003) and Treasurer (1993-2000)

Michael A. Reardon                          Director, President and Chief Executive Officer (since 2004);
    Director, President and                 Vice President of Allmerica Financial and First Allmerica (2001-2004);
    Chief Executive Officer                 Vice President of First Allmerica (1997-2004); and Vice President
                                            of Allmerica Financial (1999-2004)

Joseph W. Rovito                            Director of Allmerica Financial and First Allmerica (since 2004); Vice
    Director                                President of The Hanover Insurance Company and Citizens
                                            Insurance Company of America (since 1998); with The Hanover
                                            Insurance Company (since 1985)

Mhayse G. Samalya                           Director of Allmerica Financial and First Allmerica (since 2004);
    Director                                President of The Hanover Insurance Company (since 2002); Vice
                                            President of the Hanover Insurance Company (1999-2002); and
                                            President of Travelers Secure (1998-1999)

Gregory D. Tranter                          Vice President and Chief Information Officer of AFC (since 2000);
    Director, Vice President and            Director and Vice President of Allmerica Financial and First Allmerica
    Chief Information Officer               (since 2000); Vice President of Travelers Property & Casualty
                                            (1996-1998); Director of Geico Team (1983-1996) of Aetna Life &
                                            Casualty

ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                 NAME                                   ADDRESS                       TYPE OF BUSINESS
                 ----                                   -------                       ----------------
AAM High Yield Fund, L.L.C.                       440 Lincoln Street            Limited liability company
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street            Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street            Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street            Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street            Multi-line property and casualty
Company                                           Worcester MA 01653            insurance

Allmerica Financial Benefit Insurance             645 West Grand River          Multi-line property and casualty
Company                                           Howell MI 48843               insurance

Allmerica Financial Corporation                   440 Lincoln Street            Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street            Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street            Life insurance, accident and health
and Annuity Company                               Worcester MA 01653            insurance, annuities, variable
                                                                                annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street            Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street            Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street            Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street            Investment Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street            Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street            Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street            Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street            Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street            Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street            Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street            Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street            Limited purpose national trust
                                                  Worcester MA 01653            company

AMGRO, Inc.                                       440 Lincoln Street            Premium financing
                                                  Worcester MA 01653

AMGRO Receivables Corporation                     440 Lincoln Street            Receivables Purchase Corporation
                                                  Worcester MA 01653

Citizens Insurance Company of America             645 West Grand River          Multi-line property and casualty
                                                  Howell MI 48843               insurance

Citizens Insurance Company of Illinois            333 Pierce Road               Multi-line property and casualty
                                                  Itasca IL 60143               insurance

Citizens Insurance Company of the                 3950 Priority Way             Multi-line property and casualty
Midwest                                           South Drive, Suite 200        insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street           Multi-line property and casualty
                                                  P.O. Box 342250               insurance
                                                  Columbus OH 43234

Citizens Management, Inc.                         440 Lincoln Street            Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas          Software company
                                                  Suite A
                                                  Carlsbad CA 92008

First Allmerica Financial Life Insurance          440 Lincoln Street            Life, pension, annuity, accident
Company                                           Worcester MA 01653            and health insurance company

First Sterling Limited                            41 Cedar Avenue               Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue               Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

The Hanover American Insurance                    440 Lincoln Street            Multi-line property and casualty
Company                                           Worcester MA 01653            insurance

The Hanover Insurance Company                     440 Lincoln Street            Multi-line property and casualty
                                                  Worcester MA 01653            insurance

Hanover Texas Insurance Management                NationsBank Tower             Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.            Insurance Company
                                                  Dallas TX 75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road             Multi-line property and casualty
                                                  Suite 500                     insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         440 Lincoln Street            Premium financing service
                                                  Worcester MA 01653            franchises

Massachusetts Bay Insurance Company               440 Lincoln Street            Multi-line property and casualty
                                                  Worcester MA 01653            insurance

Opus Investment Management, Inc.                  440 Lincoln Street            Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street            Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653

VeraVest Investment Advisors, Inc.                440 Lincoln Street            Investment advisory services
(formerly known as Allmerica Investment           Worcester, MA 01653
Management Company, Inc.)

VeraVest Investments, Inc.                        440 Lincoln Street            Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 27.  NUMBER OF CONTRACT OWNERS

   As of February 29, 2004, there were 213 Contract Owners of qualified Contracts and 285 Contract Owners of non-qualified Contracts.

ITEM 28.  INDEMNIFICATION

   Article VIII of the Bylaws of First Allmerica Financial Life Insurance Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.  PRINCIPAL UNDERWRITERS

   (a) VeraVest Investments, Inc. also acts as principal underwriter for the following:

        X VEL Account, VEL II Account, VEL Account III, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

        X Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company

        Y    Allmerica Investment Trust

   (b) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is:
        440 Lincoln Street
        Worcester, Massachusetts 01653

             NAME                                 POSITION OR OFFICE WITH UNDERWRITER
             ----                                 -----------------------------------
    Michael J. Brodeur                            Director, President and Chief Compliance Officer

    Charles F. Cronin                             Secretary/Clerk

    J. Kendall Huber                              Director

    Mark C. McGivney                              Treasurer

    K. David Nunley                               Vice President

    Michael A. Reardon                            Director


   (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2003. No commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

   Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31.  MANAGEMENT SERVICES

   The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

   (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


   (b) The Registrant hereby undertakes to include in the prospectus a toll-free number that the Contract Owner can call to request a Statement of Additional Information.


   (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

   (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

   (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

   Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

   1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

   2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

   3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

   4. A signed statement acknowledging the participant's understanding of (I) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.


                                                   Allmerica Financial Corporation

                                                              Delaware

       |                 |                  |                  |                 |                |                  |

________________________________________________________________________________________________________________________________

      100%             100%                100%               100%              100%             100%               100%

     Opus           Financial           Allmerica           Allmerica       AFC  Capital       VeraVest,            First

  Investment        Profiles,            Funding            Financial         Trust I            Inc.             Sterling

  Management,          Inc.                Corp.              Life                                                 Limited

     Inc.                                                   Insurance

                                                           and Annuity

                                                             Company

 Massachusetts      California        Massachusetts       Massachusetts       Delaware       Massachusetts         Bermuda

  |                                                       |                                                           |

  |                                                       |                                                         100%

  |                                                       |                                                    First Sterling

  |                                                       |                                                      Reinsurance

  |                                                       |                                                        Company

  |                                                       |                                                        Limited

  |                                                       |                                                        Bermuda

  | ________________________________________________________________________________________________________________________________

  |       |            |            |              |           |             |            |          |           |           |

  |      100%         100%         100%           100%        100%          100%         100%       100%        100%        100%

  |   VeraVest     VeraVest     Allmerica      Allmerica    Allmerica      First      Allmerica  Allmerica    Allmerica   Allmerica

  | Investments,  Investment    Financial      Financial   Investments   Allmerica   Investments Investment  Investment  Investments

  |     Inc.       Advisors,    Investment     Services     Insurance    Financial    Insurance   Insurance   Insurance   Insurance

  |                   Inc.      Management     Insurance     Agency        Life        Agency    Agency Inc. Agency Inc.    Agency

  |                              Services,      Agency,     Inc. of      Insurance   of Florida, of Georgia  of Kentucky   Inc. of

  |                                Inc.           Inc.      Alabama       Company        Inc.                            Mississippi

  |

  | Massachusetts Massachusetts Massachusetts Massachusetts  Alabama    Massachusetts    Florida    Georgia    Kentucky  Mississippi

  |                                                                           |
__________________________________________________________________________   _________

      |               |               |              |             |            |

     100%            100%            100%           100%          100%         100%

  Allmerica     Allmerica Asset   The Hanover     Allmerica     Citizens     Allmerica

Benefits, Inc.    Management,      Insurance      Financial     Insurance      Trust

                   Limited          Company       Insurance      Company     Company,

                                                Brokers, Inc.  of Illinois     N.A.

                                                                             Federally

   Florida         Bermuda       New Hampshire  Massachusetts   Illinois     Chartered

                                      |
_________________________________________________________________________________________________________________________

      |            |             |              |               |              |             |             |

     100%         100%          100%           100%            100%           100%          100%          100%

  Allmerica    Allmerica    The Hanover      Hanover      Massachusetts    Allmerica     AMGRO, Inc.   The Hanover

  Financial      Plus         American        Texas       Bay Insurance    Financial                   New Jersey

   Benefit     Insurance     Insurance      Insurance        Company       Alliance                    Insurance

  Insurance     Agency,       Company       Management                     Insurance                   Company

   Company        Inc.                     Company, Inc.                    Company

  Michigan   Massachusetts  New Hampshire    Texas       New Hampshire   New Hampshire  Massachusetts New Hampshire

                                                              |                              |

                                          ____________________________________________  _____________________________

                                               |              |                |             |                |

                                              100%           100%             100%          100%             100%

                                            Citizens       Citizens         Citizens    Lloyds Credit       AMGRO

                                            Insurance      Insurance        Insurance    Corporation      Receivables

                                             Company        Company          Company                      Corporation

                                             of Ohio       of America        of the

                                                                             Midwest


                                              Ohio          Michigan         Indiana    Massachusetts      Delaware

                                                               |
                                                         _______________

                                                               |

                                                              100%

                                                            Citizens

                                                           Management

                                                              Inc.


                                                            Delaware

                  ...............

                  Hanover Lloyd's

                    Insurance

                     Company



                      Texas





--------  Affiliated Lloyd's plan company, controlled by Underwriters for the benefit of The Hanover Insurance Company


          ---------------   ----------------

             Allmerica         Allmerica

          Investment Trust     Securities

                                 Trust



           Massachusetts     Massachusetts


--------  Affiliated Management Investment Companies


                    _________________

                      AAM High Yield

                       Fund, L.L.C.


                      Massachusetts


________  Established for the benefit of First Allmerica, Allmerica Financial Life,

          Hanover and Citizens

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2004.

                             SEPARATE ACCOUNT KG OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                              By: /s/ Charles F. Cronin
                                  ----------------------
                                  Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                            TITLE                                        DATE
----------                                            -----                                        ----
Frederick H. Eppinger Jr.*         Chairman of the Board                                           April 1, 2004
------------------------------

/s/ Warren E. Barnes               Director, Vice President and Corporate Controller
------------------------------
Warren E. Barnes
Michael K. Britt*                  Director

David J. Firstenberg*              Director and Vice President
------------------------------

J. Kendall Huber*                  Director, Senior Vice President and General Counsel
------------------------------

John P. Kavanaugh*                 Director, Vice President and Chief Investment Officer
------------------------------

Richard W. Lavey*                  Director
------------------------------

Mark C. Mcgivney*                  Director, Vice President and Treasurer
------------------------------

Edward J. Parry, III*              Director, Senior Vice President and Chief Financial Officer
------------------------------

Michael A. Reardon*                Director, President and Chief Executive Officer
------------------------------

Joseph V. Rovito*                  Director
------------------------------

Mhayse G. Samalya*                 Director
------------------------------

Gregory D. Tranter*                Director, Vice President and Chief Information Officer
------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the dated Powers of Attorney dated March 30, 2004 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-54220)

                                                           EXHIBIT TABLE

Exhibit 8(b)      Directors' Powers of Attorney

Exhibit 9         Opinion of Counsel

Exhibit 10        Consent of the Independent Accountants